UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Definitive Proxy Statement

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Soliciting Material Under Rule 14a-12

Avanos Medical, Inc.

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20	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
21

April 29, 2021 9:00 a.m. Eastern time
www.virtualshareholder meeting.com/AVNS2021

COMPANY OVERVIEW
Avanos Medical, Inc. is a medical technology company focused on delivering clinically superior breakthrough medical device solutions to improve patients’ quality of life. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, such as reducing the use of opioids while helping patients move from surgery to recovery. We develop, manufacture and market clinically superior solutions in more than 90 countries.

Our Two Portfolios
PAIN MANAGEMENT	CHRONIC CARE
• comprised of acute pain and interventional pain, which is focused on improving patient outcomes and reducing opioid usage • Avanos is a leader in non-opioid pain therapies
•
comprised of digestive health and respiratory health solutions focused on improving patient outcomes and increasing patient safety

•
Avanos has market-leading positions and clinically preferred solutions across its key product offerings, with a strong brand portfolio

Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

MESSAGE FROM OUR CEO
March 19, 2021
FELLOW
STOCKHOLDERS,
It is my pleasure to invite you to the Annual Meeting of Stockholders of Avanos Medical, Inc. (the “Company”). The meeting will be held on Thursday, April 29, 2021, at 9:00 a.m. Eastern time. Due to the continuing public health risks posed by COVID-19, the Annual Meeting will be a virtual-only meeting, held solely by means of remote communication at www.virtualshareholdermeeting.com/AVNS2021.
At the Annual Meeting, stockholders will be asked to
•
elect the two directors named in the proxy statement for a one-year term,

•
ratify the selection of the Company’s independent auditors,

•
approve a non-binding resolution to approve the compensation for our named executive officers,

•
approve a non-binding resolution to approve the frequency of stockholder votes on our named executive officers’ compensation, and

•
approve our 2021 Long Term Incentive Plan.

These matters are fully described in the accompanying Notice of Annual Meeting and proxy statement.
Your vote is important. Regardless of whether you plan to attend the meeting, we urge you to vote your shares as soon as possible. You may vote using the included proxy card by completing, signing, and dating it, then returning it by mail. You may also vote your shares by using the telephone or internet by following the instructions set forth on the proxy card. Additional information about voting your shares is included in the proxy statement.
Sincerely,
Joseph F. Woody
Chief Executive Officer

AVANOS MEDICAL, INC.
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 29, 2021
WHEN
Thursday, April 29, 2021 9:00 a.m. Eastern Time
WHERE
www.virtualshareholder meeting.com/AVNS2021
RECORD DATE
Stockholders of record at the close of business on March 5, 2021 are entitled to notice of and to vote at the meeting

Matters to be Voted on at the Annual Meeting
Proposals
1 To elect as directors the two nominees named in the accompanying proxy statement for a one-year term;	4 To approve a non-binding resolution to approve the frequency of stockholder votes on our named executive officers’ compensation;
2 To ratify the selection of Deloitte & Touche LLP as our independent auditors for 2021;	5 To approve our 2021 Long Term Incentive Plan; and,
3 To approve a non-binding resolution to approve the compensation of our named executive officers;	6 To take action upon any other business that may properly come before the meeting or any adjournments of the meeting.
Stockholders of record at the close of business on March 5, 2021, are entitled to notice of and to vote at the meeting or any adjournments.
To attend the virtual meeting, please register by following the instructions on page   . Regardless of whether you plan to attend the virtual meeting, we ask that you nevertheless vote promptly by using the telephone or internet or by signing, dating, and returning the enclosed proxy card. You may revoke your proxy and vote your shares at the meeting if you would like to do so.
If you own shares in a brokerage account, your broker cannot vote your shares for Proposals 1, 3, 4, 5 or 6 unless you provide voting instructions to your broker. It is important that you exercise your right as a stockholder and vote on all Proposals.

By Order of the Board of Directors.
Ross Mansbach
Senior Vice President, General Counsel
(Interim) and Corporate Secretary
March 19, 2021
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON APRIL 29, 2021
This proxy statement along with a proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, are available at www.proxyvote.com.

PROXY STATEMENT

1	2021 PROXY STATEMENT SUMMARY
9	INFORMATION ABOUT OUR ANNUAL MEETING
9	How We Provide Proxy Materials
9	Who May Vote
10	How to Vote
10	How to Revoke or Change Your Vote
10	Votes Required
11	How Withhold Votes and Abstentions Will Be Counted
11	Effect of Not Instructing Your Broker
12	Attending the Annual Meeting
12	Costs of Solicitation
13	CORPORATE GOVERNANCE
13	Board Leadership Structure
14	Director Independence
14	Board Meetings
14	Board Committees
20	Communicating with Directors
20	Other Corporate Governance Policies and Practices
22	PROPOSAL 1. ELECTION OF DIRECTORS
22	Process and Criteria for Nominating Directors
24	Committee Review of Attributes of Current Directors
24	Diversity of Directors
24	The Nominees
26	Directors Continuing in Office
30	Director Compensation
31	2020 Outside Director Compensation
32	PROPOSAL 2. RATIFICATION OF AUDITORS
33	Accounting Firm Fees
33	Audit Committee Approval of Audit and Non-Audit Services
34	Audit Committee Report
35	Proposal 3. Advisory Vote to Approve Named Executive Officer Compensation
36	Compensation Discussion and Analysis
37	Compensation Executive Summary
40	Executive Compensation Objectives and Policies
41	Executive Compensation Design Philosophy and Guiding Principles
42	Components of Our Executive Compensation Program
43	Setting Annual Compensation
45	Executive Compensation for 2020
50	Benefits and Other Compensation
51	Additional Information About Our Compensation Practices
53	Compensation Committee Report
54	Analysis of Compensation-Related Risks
55	COMPENSATION TABLES
55	SUMMARY COMPENSATION
55	Summary Compensation Table
57	Grants of Plan-Based Awards Table
58	Discussion of Summary Compensation and Plan-Based Awards Tables
58	Outstanding Equity Awards
59	Outstanding Equity Awards as of December 31, 2020
60	Option Exercises and Stock Vested
60	Pension Benefits
60	Nonqualified Deferred Compensation
61	Potential Payments on Termination or Change of Control
66	Ratio of CEO Compensation to Median Employee Compensation
67	Proposal 4. ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON NAMED EXECTIVE OFFICER COMPENSATION
68	Proposal 5. APPROVAL OF OUR 2021 LONG TERM INCENTIVE PLAN
68	Promotion of Sound Corporate Governance Practices
69	Key Data Relating to Outstanding Equity Awards and Shares Available
69	Summary of the 2021 Plan
71	Federal Income Tax Consequences
73	Other Information
73	Security Ownership Information
75	Transactions with Related Persons
75	Stockholders Sharing the Same Household
75	2022 Stockholder Proposals
76	Stockholder Nominations for Board of Directors
76	Annual Meeting Advance Notice Requirements
77	Annual Report
78	Other Matters to be Presented at the Meeting
A-1	Appendix A – Reconciliations of Non-GAAP Financial Measures
B-1	Appendix B – AVANOS MEDICAL, INC. 2021 LONG TERM INCENTIVE PLAN

2021 PROXY STATEMENT SUMMARY
This summary represents only selected information. You should review the entire proxy statement before voting.
Avanos Medical, Inc. 2021 Annual Meeting of Stockholders
WHEN
Thursday, April 29, 2021 9:00 a.m. Eastern Time
WHERE
www.virtualshareholder meeting.com/AVNS2021
RECORD DATE
Stockholders of record at the close of business on March 5, 2021 are entitled to notice of and to vote at the meeting

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Proposal	Description	Board Recommendation	See Page
1. Election of Directors	Election of Gary Blackford and Patrick O’Leary to serve one-year terms expiring at the 2022 Annual Meeting of Stockholders	FOR both nominees	22
2. Ratification of Appointment of Auditors	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2021	FOR	32
3. Say-on-Pay	Stockholder advisory vote on the compensation of our named executive officers	FOR	35
4. Say-on-Frequency	Stockholder advisory vote to approve the frequency of stockholder votes on our named executive officers’ compensation	FOR option of every one year	67
5. 2021 Long Term Incentive Plan	Approval of our 2021 Long Term Incentive Plan	FOR	68
2021 Notice and Proxy Statement▲1

2021 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 1. ELECTION OF DIRECTORS
Information about the two nominees for director is included below. The Board of Directors unanimously recommends that stockholders vote FOR the election of each of these nominees.
Name and Occupation	Committee Roles	Independent	Experience Highlights
Gary D. Blackford	• Chairman of the Board
•
Executive leadership as Chief Executive Officer

•
Financial literacy and experience in finance

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Knowledge of, and experience in, the healthcare industry

•
International experience

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Governance and public company board experience

• Former Chairman and CEO, Universal Hospital Services
Patrick J. O’Leary	• Audit Committee (Chair) • Compensation Committee		• Executive leadership as Chief Financial Officer • Financial literacy and experience in finance • International experience • Governance and public company board experience
• Former Executive Vice President and CFO, SPX Corporation

▲ PROPOSAL 2. RATIFICATION OF APPOINTMENT OF AUDITORS

For 2021, the Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit our financial statements. The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in the best interests of the Company and its stockholders.
The Board of Directors unanimously recommends voting FOR the ratification of Deloitte as our independent auditors for 2021.

2▲2021 Notice and Proxy Statement

2021 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 3. SAY-ON-PAY

Last year, stockholders approved the compensation of our named executive officers with the highest vote FOR in the history of the company. Management believes this was a result, in large part, of our engagement process with stockholders, during which we listened to constructive feedback and, in consultation with our Compensation Committee’s independent compensation consultant, made changes to our executive compensation program. We believe those changes resulted in a compensation program in 2020, including as applied to the named executive officers, that appropriately incents management, reflects the objective of pay-for-performance, and is generally aligned with our overall business strategy, values, and management initiatives. The Compensation Committee believes that the executive compensation program is also aligned with stockholder interests.
The Board of Directors unanimously recommends a vote FOR the compensation of our named executive officers.

▲ PROPOSAL 4. SAY-ON-FREQUENCY

This proposal gives stockholders the opportunity to indicate, on a non-binding advisory basis, how frequently we should seek an advisory say-on-pay vote. Our Board has determined that, consistent with our practice to date, an advisory say-on-pay vote that occurs every year is the most appropriate alternative for the Company. This will allow stockholders to provide us with their direct input on our compensation objectives, policies and practices as disclosed in the proxy statement every year.
The Board of Directors unanimously recommends a vote FOR the option of every ONE YEAR as the frequency with which stockholders are provided an advisory vote on the compensation of our named executive officers.

▲ PROPOSAL 5. ADDITIONAL SHARES FOR 2021 LONG TERM INCENTIVE PLAN

This proposal asks stockholders to approve our 2021 Long Term Incentive Plan (the 2021 Plan), which was approved by our Board of Directors on February 11, 2021, subject to stockholder approval at the Annual Meeting. The Compensation Committee believes the number of shares available for future awards under the prior plan will not be sufficient to make the grants it believes will be needed over the next few years to provide adequate long-term equity incentives to our key employees, consultants, and advisors. Considering our historical grant practices, we believe we have been judicious in our share usage under the prior plan, and mindful of potential stockholder dilution. Approval of the 2021 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders. Based on the number of requested shares to be reserved under the 2021 Plan and on our anticipated future grant cycles, we expect that the share reserve will be sufficient to cover future equity incentive awards for approximately 3 years.
The Board of Directors unanimously recommends a vote FOR our 2021 Long Term Incentive Plan.

2021 Notice and Proxy Statement▲3

2021 PROXY STATEMENT SUMMARY
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HOW TO VOTE
Shareholders of Record		Beneficial Owners
Have your proxy card in hand and follow the instructions.
If you are a beneficial owner and your shares are held in “street name” by a bank, broker or other nominee, you should follow the instructions provided to you by that firm.
Although most banks and brokers now offer voting by mail, telephone and internet, availability and specific procedures will depend on their voting arrangements.

BY TELEPHONE	Dial toll-free, 24/7 1-800-690-6903
BY INTERNET	Visit, 24/7 www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
BY ATTENDING	Attend the virtual Annual Meeting and cast your ballot at www.virtualshareholdermeeting.com/AVNS2021
The deadline to vote by phone or electronically is 11:59 p.m. Eastern time on April 28, 2021. If you vote by phone or electronically, you do not need to return a proxy card.
4▲2021 Notice and Proxy Statement

2021 PROXY STATEMENT SUMMARY
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BOARD OF DIRECTORS OVERVIEW
Director and Principal Occupation	Age	Director Since	Independent	Committee Memberships
				Audit	Compensation	Compliance	Governance	Executive
Gary D. Blackford Former Chairman and CEO, Universal Hospital Services	63	2014
John P. Byrnes Former Chairman and CEO, Lincare Holdings, Inc.	62	2014
William A. Hawkins Former President and CEO, Medtronic, Inc.	67	2015
Heidi Kunz Former Executive Vice President and CFO, Blue Shield of California	66	2014
Patrick J. O’Leary Former Executive Vice President and CFO, SPX Corporation	63	2014
Maria Sainz Former CEO, Aegea Medical, Inc.	55	2015
Julie Shimer, Ph.D. Former CEO, Welch Allyn, Inc.	68	2014
Joseph F. Woody	55	2017
Number of meetings in 2020			Board — 11	7*	6	6*	5	0
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert

*
Includes one joint session of the Audit and Compliance Committees.

2021 Notice and Proxy Statement▲5

2021 PROXY STATEMENT SUMMARY
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Environmental, Social and Governance (ESG) Matters and Other Corporate Governance Highlights
The Company believes that there is a direct connection between good corporate governance and long-term, sustained business success, and we believe it is important to uphold sound governance practices.

7 of our 8 directors are independent, including all members of our board committees	Global Code of Conduct for directors and employees
Separate Chairman and CEO roles	Active stockholder engagement
3 out of 8 directors are women	Board responsibility for risk oversight
Board composition is diverse in age, skills and experience	Periodic review of long-term management development and succession plans
Independent directors regularly meet without management present	Commitment to Corporate Social Responsibility, diversity and inclusion and environmental stewardship
Being a good corporate citizen means that our care extends beyond the patients who benefit from our products. We’re also committed to operating ethically and responsibly and complying with all applicable regulations around the world. We partner with suppliers who mirror our integrity by offering quality products, while focused on operating safely and sustainably.
Our commitment to corporate citizenship is also reflected in our strong stand on opioid abuse — an epidemic with far-reaching societal effects. Avanos is committed to helping reduce and eliminate opioid abuse by offering alternate methods of pain relief. We believe that by living our values and working collaboratively, we will achieve our vision at being the best at getting patients back to the things that matter.
Our commitment is also reflected in our creation of an ongoing initiative in 2020 called We Stand Together that will develop a Diversity, Equity &
Inclusion (“DE&I”) plan aimed at strengthening the engagement and motivation of everyone in our global workforce. As part of that effort, we created a DE&I Council. Led by Mizanu Kebede, our Senior Vice President, Global Quality, Regulatory & Product Safety, the Council comprises employees from various salary levels, staff departments and geographic regions throughout the Company. The Council plays a critical role in helping us (i) implement Avanos’ DE&I strategy and policies, (ii) ensure that DE&I is an integral part of the Avanos culture, (iii) manage the DE&I endeavor and provide governance and oversight, (iv) continue action items from the We Stand Together initiative, (v) advise senior leadership on Avanos’ DE&I strategies and ensure alignment with our overall business strategy, while capturing suggestions for improvements, and (vi) recommend actions to implement, enhance and drive accountability for DE&I metrics.

6▲2021 Notice and Proxy Statement

2021 PROXY STATEMENT SUMMARY
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0.13
2020 incident rate per 100 employees
83%
manufacturing waste diverted from landfills
42%
women among global salaried employees
31%
minorities among global salaried employees

2020 Business Highlights
As Mr. Woody indicated when announcing our Fourth Quarter and Full Year 2020 results, “I’m pleased with our team’s execution and accomplishments in 2020 highlighted by our cost savings, the integration of our recent acquisitions and free cash flow improvement throughout the year, while successfully responding to the challenges presented by the pandemic.” He continued, “We enter 2021 in a strong position and are poised to execute on our plan to accelerate top-line growth, drive margin improvement and generate free cash flow in 2021 and beyond.”
Our 2020 financial highlights include:
•
Net sales increased 3 percent to $715 million.

•
Adjusted net income totaled $38 million, compared to $51 million in the prior year.

•
Adjusted diluted earnings per share totaled $0.79, compared to $1.07 in the prior year.

Our 2020 operational and business highlights include:
•
We implemented a COVID-19 restructuring program that included streamlining the senior leadership team, consolidating other corporate functions to gain efficiencies and aligning office space with our post-pandemic work model. In total, we anticipate annual savings of approximately $7 million, which excludes intangible costs, and cash costs of  $10 million.
•
We presented new COOLIEF* data at the 19th Annual Pain Meeting hosted by the American Society of Regional Anesthesia and Pain Medicine. The 18 and 24-month follow-up results from its large, multicentered randomized clinical trial indicated that patients can see improvements in both pain and function lasting up to two years following a single COOLIEF* procedure.

•
The Centers for Medicare & Medicaid Service (CMS) released its 2021 Ambulatory Surgical Center (ASC) Payment System Final Rule, which favorably includes higher reimbursement for radiofrequency nerve ablation procedures in the knee when performed in an ASC setting.

$715M
net sales
3%
sales growth
$89.4M
adjusted EBITDA
$0.79
adjusted diluted EPS
$112M
cash on hand at year-end

Executive Compensation Highlights
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’total direct annual compensation for 2020. To further align the financial interests of our executives with those of our stockholders, a majority of our executives’ total direct annual compensation for 2020 was equity-based.
2021 Notice and Proxy Statement▲7

2021 PROXY STATEMENT SUMMARY
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COMPENSATION PRACTICES AND POLICIES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders.
WHAT WE DO
Pay for performance
Perform an annual compensation risk assessment
Utilize an independent compensation consultant retained by the Compensation Committee
Require that change-in-control agreements contain a double trigger
Maintain stock ownership guidelines
Maintain a clawback policy on incentive payments in case of financial restatement
Benchmark our compensation practices to ensure executive compensation is competitive with our peer group
Cap short and long-term incentive payments at reasonable levels
WHAT WE DON’T DO
Maintain employment contracts
Provide excise tax gross-up on change-in- control payments
Allow repricing of underwater options without stockholder approval
Allow current payment of dividends or dividend equivalents on unearned long- term incentives
Allow executive officers to engage in hedging or pledging transactions involving Company stock

8▲2021 Notice and Proxy Statement

INFORMATION ABOUT OUR ANNUAL MEETING
On behalf of the Board of Directors of Avanos Medical, Inc. (the “Company”), we are soliciting your proxy for the 2021 Annual Meeting of Stockholders to be held:
WHEN
Thursday, April 29, 2021 9:00 a.m. Eastern Time
WHERE
www.virtualshareholder meeting.com/AVNS2021
RECORD DATE
Stockholders of record at the close of business on March 5, 2021 are entitled to notice of and to vote at the meeting

At the Annual Meeting, the stockholders will vote on the following matters:
Proposals
1 To elect as directors the two nominees named in this proxy statement for a one-year term;	4 To approve a non-binding resolution to approve the frequency of stockholder votes on our named executive officers’ compensation;
2 To ratify the selection of Deloitte & Touche LLP as our independent auditors for 2021;	5 To approve our 2021 Long Term Incentive Plan; and,
3 To approve a non-binding resolution to approve the compensation of our named executive officers;	6 To take action upon any other business that may properly come before the meeting or any adjournments of the meeting.
Our Board of Directors recommends that you vote your shares FOR each of the proposals one through five.
How We Provide Proxy Materials
We began providing our proxy statement and form of proxy to stockholders on March 19, 2021.
As Securities and Exchange Commission (“SEC”) rules permit, we are making our proxy statement and our annual report available to many of our stockholders via the internet rather than by mail. This reduces printing and delivery costs and supports our sustainability efforts. You may have received in the mail a “Notice of Electronic Availability” explaining how to access this proxy statement and our annual report on the internet and how to vote online. If you received this Notice but would like to receive a paper copy of the proxy materials, you should follow the instructions contained in the Notice for requesting these materials.

Who May Vote
If you were a stockholder of record at the close of business on March 5, 2021, you are eligible to vote at the meeting. Each share of our common stock that you own entitles you to one vote. Shares may not be voted cumulatively.
As of the record date, 48,058,419 shares of common stock were outstanding.
If your shares are held by a bank or brokerage firm, you are considered a “beneficial owner” of the shares held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) forwarded to you these proxy materials, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items but it will not be permitted to vote

2021 Notice and Proxy Statement▲9

INFORMATION ABOUT OUR ANNUAL MEETING
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your shares with respect to “non-routine” items. In the case of non-routine items, your shares will be considered “broker non-votes” on those proposals.

How to Vote
If you are the record holder of our common stock as of the record date, you may vote by using the telephone or internet, by completing and returning the enclosed proxy card by mail, or by voting at the virtual meeting.
To vote by telephone or internet, see the instructions on the proxy card and have the proxy card available when you place your telephone call or access the internet website. To vote your proxy by mail, mark your vote on the proxy card, then follow the instructions on the card to return it by postage-prepaid mail.
If your shares are held in street name, please follow the instructions on the voting instruction card to vote your shares.
If you are the record holder of your shares and you attend the virtual meeting, you may vote at that time. Beneficial owners of shares held in street name who wish to vote at the virtual meeting will need to obtain a power of attorney or proxy from their record holder to do so.
If you return a completed and properly signed proxy card prior to the meeting, or if you vote by telephone or internet prior to the meeting, the persons named as proxies on the proxy card will vote your shares according to your directions. The voting results will be certified by independent Inspectors of Election.
If you are a stockholder of record and you sign and return your proxy card, or if you vote by using the telephone or internet, but you do not specify how you want to vote your shares, the persons named as proxies on the proxy card will vote your shares as follows:
•
FOR the election of the two directors named in this proxy statement;

•
FOR ratification of the selection of our independent auditors for 2021;

•
FOR approval of the compensation of our named executive officers;

•
FOR approval of the frequency of one year for stockholder votes on our named executive officers’ compensation; and

•
FOR approval of our 2021 Long Term Incentive Plan.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the proxy card will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

How to Revoke or Change Your Vote
If you are a stockholder of record, there are several ways to revoke or change your vote:
•
Mail a revised proxy card with a later date or a written notice of revocation with a later date to the Corporate Secretary of the Company (the revised proxy card or notice of revocation must be received by close of business on April 28, 2021). Use the following address:

Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004
•
Use the telephone voting procedures or internet voting website (the revocation or change must be completed by 11:59 p.m. Eastern time on April 28, 2021).

•
Attend the virtual meeting and vote. Please note that attendance at the meeting will not revoke a proxy if you do not actually vote at the meeting.

If you hold your shares in street name, the above options for changing your vote or revoking your instructions do not apply and you must follow the instructions received from your bank or broker to change your vote or revoke your proxy.

Votes Required
There must be a quorum to conduct business at the Annual Meeting, which is established by having a majority of the outstanding shares of our common stock present in person or represented by proxy at the virtual meeting. If you vote, your shares will be included in the number of shares to establish the quorum. Abstentions (or “Withhold” votes for the elections of directors) or

10▲2021 Notice and Proxy Statement

INFORMATION ABOUT OUR ANNUAL MEETING
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proxy cards returned without voting instructions and broker non-votes will be counted as present for the purpose of determining whether the quorum requirement is satisfied.

Proposal	Voting Policy
1 Election of directors	Plurality plus
2 Ratification of appointment of auditors	Affirmative vote of a majority of shares present and entitled to vote
3 Say on Pay	Affirmative vote of a majority of shares present and entitled to vote
4 Say on Frequency	Affirmative vote of a majority of shares present and entitled to vote
5 Approval of 2021 Long Term Incentive Plan	Affirmative vote of a majority of shares present and entitled to vote
How Withhold Votes and Abstentions Will Be Counted
ELECTION OF DIRECTORS
“Withhold” votes for the election of directors will be counted for the purpose of determining the presence of a quorum and the number of votes cast and, in effect, as votes “against” a nominee.

OTHER PROPOSALS
Abstentions will be counted:
•
in determining the presence of a quorum,

•
in determining the total number of shares entitled to vote on a proposal, and

•
as votes against a proposal.

Effect of Not Instructing Your Broker
ROUTINE MATTERS
If your shares are held in street name and you do not instruct the broker on how to vote your shares, your broker may choose to leave your shares unvoted or to vote your shares on routine matters. “Proposal 2 — Ratification of Auditors” is the only routine matter on the agenda at this year’s Annual Meeting.

NON-ROUTINE MATTERS
Without instructions from you on how to vote your shares, your broker cannot vote your shares on non-routine matters, including Proposals 1, 3, 4, 5 and 6, resulting in what are known as “broker non-votes.” Broker non-votes will not be considered present or entitled to vote on non-routine matters and will also not be counted for the purpose of determining the number of votes cast on these proposals.

ELECTION OF DIRECTORS
The Company has a “plurality-plus” voting policy for directors in uncontested elections. Under our “plurality-plus” voting policy, if any nominee for director receives a greater number of votes “withheld” than votes “for” such nominee in an uncontested election, he or she will promptly tender his or her resignation. The Governance Committee, without the participation of the director who tendered his or her resignation, will then take action to accept or reject the director’s resignation and submit its recommendation to the full Board of Directors. The full Board of Directors, without the participation of the director who tendered his or her resignation, will accept or reject the resignation within 90 days of the certification of the election results and, if it chooses not to accept the resignation, will promptly disclose its decision in a Form 8-K or

2021 Notice and Proxy Statement▲11

INFORMATION ABOUT OUR ANNUAL MEETING
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other filing with the SEC. Further details about our “plurality plus” policy are included in our Corporate Governance Policies, which are available in the Investors section of our website at www.avanos.com.

OTHER PROPOSALS OR MATTERS
Approval of other matters at the Annual Meeting requires the affirmative vote of a majority of shares that are present at the virtual meeting (in person or by proxy) and entitled to vote on the proposal.
If you are a stockholder of record and you do not sign and return a proxy card or vote by telephone or internet, your shares will not count toward the quorum requirement and will not affect the outcome of any proposal at the Annual Meeting.

Attending the Annual Meeting
If you are a stockholder of record, you or your duly appointed representative may attend the virtual Annual Meeting. Returning your proxy card will not affect your right to attend the Annual Meeting and to vote. If you do plan to attend, we ask that you inform us electronically, by telephone, or by checking the appropriate box on your proxy form.
If you are not a stockholder of record but hold shares as a beneficial owner in street name, you may be required to provide proof of beneficial ownership such as your account statement reflecting your ownership as of the Record Date, a copy of the voting instruction provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.
If you have questions about the meeting, please contact Stockholder Services:
BY PHONE	470-448-5000
BY E-MAIL	stockholderservices@avanos.com

Costs of Solicitation
The Company will bear all costs of this proxy solicitation, including the cost of preparing, printing and delivering materials, and the out-of-pocket expenses of brokers, fiduciaries and other nominees who forward proxy materials to stockholders. In addition to mail and electronic means, our employees may solicit proxies by telephone or otherwise. Our employees will not receive additional compensation for such solicitations. We have retained D. F. King & Co., Inc., to aid in the solicitation at a cost of approximately $11,500 plus reimbursement of out-of-pocket expenses.

12▲2021 Notice and Proxy Statement

CORPORATE GOVERNANCE
Our governance structure and processes are based on a number of important governance documents including our Code of Conduct, Certificate of Incorporation, Corporate Bylaws, Corporate Governance Policies and our Board Committee Charters. These documents, which are available in the Investors section of our website at www.avanos.com, guide the Board and our management in the execution of their responsibilities.
The Company believes that there is a direct connection between good corporate governance and long-term, sustained business success, and we believe it is important to uphold sound governance practices. As such, the Board reviews its governance practices and documents on an ongoing basis, and it considers changing regulatory requirements, governance trends, and issues raised by our stockholders. After careful evaluation, we may periodically make governance changes in view of these matters to maintain current good governance practices and promote stockholder value.
We believe we are in compliance with all applicable corporate governance requirements of the New York Stock Exchange (“NYSE”), the SEC, the Sarbanes-Oxley Act of 2002 and the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 that have become effective as of the date of this proxy statement.

Board Leadership Structure

Gary Blackford has served as the Chairman of the Board (“Chairman”) since April 30, 2020, when the former Chairman retired from the Board. It is the Board’s view at this time that having separate Chairman and CEO roles promotes candid discourse and responsible corporate governance.

The Board, however, retains the discretion to combine the Chairman and CEO roles and appoint an independent lead director at any time if it deems that to be in the best interest of our Company and stockholders.

Consistent with this leadership structure, at least once a quarter our Chairman, who is an independent director, chairs executive sessions of our non-management directors. Members of the Company’s senior management team do not attend these sessions.
Gary Blackford serves as our independent Chairman. Our Corporate Governance Policies outline the significant roles and responsibilities of the Chairman, which include:
•
Presiding over meetings of the Board and stockholders and providing perspective to the CEO regarding discussions at these meetings

•
Chairing executive sessions at which non-management directors meet outside management’s presence, and providing feedback from such sessions to the CEO

•
Serving as the Chair of the Executive Committee

•
Coordinating the activities of the independent directors and serving as a liaison between the independent directors, as a group, and the CEO
•
Approving agendas and schedules for Board meetings

•
Reviewing, approving, and revising materials for distribution to the Board, in connection with Board meetings or otherwise, as appropriate

•
Leading (with the Chairman of the Governance Committee) the annual Board evaluation

•
Leading (with the Chairman of the Compensation Committee) the Board’s review and discussion of the CEO’s performance and compensation

•
Providing feedback to individual directors following their periodic evaluations

•
Acting as a direct conduit to the Board for stockholders, employees, and others according to the Board’s policies

•
Assuming such other responsibilities that the Board may designate from time to time.

2021 Notice and Proxy Statement▲13

CORPORATE GOVERNANCE
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Director Independence
We believe our independent board helps ensure good corporate governance and strong internal controls.
Our Corporate Governance Policies provide independence standards consistent with the rules and regulations of the SEC and the listing standards of the NYSE. Our independence standards can be found in Section 17 of our Corporate Governance Policies.
The Governance Committee of the Board has determined that all directors and nominees are independent directors, other than Mr. Woody, and meet the independence standards in our Corporate Governance Policies.

Board Meetings
11
Board meetings held in 2020
100%
of directors attended > 75% of Board and applicable committee meetings
100%
attendance at 2020 annual meeting of stockholders by all directors

The Board of Directors met 11 times in 2020. All of the directors attended in excess of 75 percent of the total number of meetings of the Board and the committees on which they served.
Although we do not have a formal policy with respect to director attendance at annual meetings, all directors attended the 2020 Annual Meeting, and we expect that all directors will be in attendance at the Annual Meeting on April 29, 2021.

Board Committees
In 2020, the standing committees of the Board included the:
•
Audit Committee

•
Compensation Committee

•
Compliance Committee

•
Governance Committee

•
Executive Committee

In compliance with applicable NYSE corporate governance listing standards, the Board has adopted charters for all Committees except the Executive Committee.
Our Committee charters are available in the Investors section of our website at www.avanos.com.
As set forth in our Corporate Governance Policies, and in the charter of each individual Committee, the Board’s Committees all have the authority to retain independent advisors and consultants, with all costs paid by the Company.

14▲2021 Notice and Proxy Statement

CORPORATE GOVERNANCE
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		Committee Memberships
Director	Independent	Audit	Compensation	Compliance	Governance	Executive
Gary D. Blackford
John P. Byrnes
William A. Hawkins
Heidi Kunz
Patrick J. O’Leary
Maria Sainz
Julie Shimer, Ph.D.
Joseph F. Woody
Committee meetings in 2020		7*	6	6*	5	0
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert
*Includes one joint session of the Audit and Compliance Committees.
Audit Committee
MEMBERS Patrick O’Leary Heidi Kunz Julie Shimer	Meetings in 2020: 6 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Committee’s principal functions, as specified in its charter, include:
•
Overseeing:

–
the quality and integrity of our financial statements

–
our compliance programs in coordination with our Compliance Committee

–
our hedging strategies and policies

–
the independence, qualification, and performance of our independent auditors

–
the performance of our internal auditors

•
Selecting and engaging our independent auditors, subject to stockholder ratification

•
Pre-approving all audit and non-audit services that our independent auditor provides

•
Reviewing the scope of audits and audit findings, including any comments or recommendations of our independent auditors

•
Establishing policies for our internal audit programs

•
Overseeing our risk management program and receiving periodic reports from management on risk assessments, the risk management process, and issues related to the risks of managing our business

•
The Board has determined that two of the three Audit Committee members are “audit committee financial experts” under SEC rules and regulations, satisfy the NYSE’s financial literacy requirements, and qualify as independent directors under our Corporate Governance Policies.

•
No member of the Audit Committee serves on the Audit Committee of more than three public companies. Under our Audit Committee charter and NYSE corporate governance listing standards, if a member were to serve on more than three such committees, the Board would then determine whether this situation impairs the member’s ability to serve effectively on our Audit Committee, and we would post information about this determination on the Investors section of our website at www.avanos.com.

AUDIT COMMITTEE REPORT
•
For additional information about the Audit Committee’s oversight activities with respect to our 2020 financial statements, see “Proposal 2, Ratification of Auditors — Audit Committee Report.”

2021 Notice and Proxy Statement▲15

CORPORATE GOVERNANCE
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Compensation Committee
MEMBERS William Hawkins Heidi Kunz Patrick O’Leary	Meetings in 2020: 6 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Committee’s principal functions, as specified in its charter, include:
•
Establishing and administering the policies governing annual compensation and long-term compensation, including stock option awards, restricted stock awards, and restricted share unit awards, such that the policies are designed to align compensation with our overall business strategy and performance

•
Setting, after an evaluation of his overall performance, the compensation level of the CEO

•
Determining, in consultation with the CEO, compensation levels and performance targets for our executive officers

•
Setting annual targets and certifying awards for corporate performance under our corporate incentive compensation plans

•
Advising the Board on outside director compensation

•
Overseeing:

–
leadership development for senior management and future senior management candidates

–
a periodic review of our long-term and emergency succession planning for the CEO and other key officer positions, in conjunction with our Board

–
key organizational effectiveness and engagement policies

•
Annually reviewing our compensation policies and practices for the purpose of mitigating risks arising from these policies and practices that could reasonably have a material adverse effect on the Company

ROLES OF THE COMMITTEE AND CEO IN
COMPENSATION DECISIONS
Each year, the Committee reviews and approves the compensation of our named executive officers, including our CEO, and certain other officers (collectively, “Covered Officers”). The Committee’s charter does not permit the Committee to delegate to anyone the authority to establish any compensation policies or programs for the executive officers. With respect to officers other than the Covered Officers, our CEO has the authority to establish compensation programs and, subject to certain limits, to approve equity grants. However, only the Committee may make equity grants to our executive officers.
Our CEO makes a recommendation to the Committee each year on the appropriate target annual compensation for each of the Covered Officers. The Committee makes the final determination of the target annual compensation for each Covered Officer. While our CEO typically attends Committee meetings, none of the other executive officers is present during the portion of the Committee meetings when compensation for them is set. In addition, our CEO is not present during the portion of the Committee meetings when his compensation is set.
For additional information on the Committee’s processes and procedures for determining executive compensation, and for a detailed discussion of our compensation policies, see “Compensation Discussion and Analysis.”

16▲2021 Notice and Proxy Statement

CORPORATE GOVERNANCE
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USE OF COMPENSATION CONSULTANTS
The Committee’s charter authorizes the Committee to retain advisors, including compensation consultants, to assist it in its work. The Committee believes that compensation consultants can provide important market information and perspectives that can help it determine compensation programs that best meet the objectives of our compensation policies. In selecting a consultant, the Committee evaluates the independence of the firm as a whole and of the individual advisors who will be working with the Committee.
The Committee retains an independent compensation consultant who, according to the Committee’s written policy, provides services solely to the Committee and not to the Company. The Committee’s consultant has no other business relationship with the Company and receives no payments from the Company other than fees for services to the Committee. The consultant reports directly to the Committee, and the Committee may replace the consultant or hire additional consultants at any time. The Committee has selected Meridian Compensation Partners, LLC (“Meridian”) as its independent consultant.
In 2020, the scope of activities for the Committee’s independent compensation consultant included:
•
Conducting a review of the executive compensation peer group

•
Benchmarking the compensation of the Covered Officers

•
Reviewing and commenting on the Company’s executive compensation programs

•
Conducting a risk assessment of the Company’s executive compensation programs

•
Attending Committee meetings

•
Periodically consulting with the Chairman of the Committee

COMMITTEE ASSESSMENT OF CONSULTANT CONFLICTS OF INTEREST
The Committee has reviewed whether the work provided by Meridian raises any conflict of interest. Factors considered by the Committee include:
1
whether other services are provided to the Company by the consultant;

2
what percentage of the consultant’s total revenue is made up of fees from the Company;

3
policies or procedures of the consultant that are designed to prevent a conflict of interest;

4
any business or personal relationships between individual consultants involved in the engagement and Committee members;

5
any shares of the Company stock owned by individual consultants involved in the engagement; and

6
any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

Based on its review, the Committee does not believe that the compensation consultants that performed services to the Committee in 2020 have a conflict of interest with respect to the work performed for the Committee.

COMMITTEE REPORT
The Committee has reviewed the “Compensation Discussion and Analysis” section of this proxy statement and has recommended that it be included in this proxy statement. The Committee’s report is located at “Compensation Discussion and Analysis — Compensation Committee Report.”

2021 Notice and Proxy Statement▲17

CORPORATE GOVERNANCE
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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee during 2020 were Ms. Kunz and Messrs. Hawkins and O’Leary. None of the members of the Compensation Committee was, during 2020, a current or former officer or employee of the Company. Also, none of the members of the Compensation Committee had any relationship with the Company in 2020 requiring disclosure under Item 404 of Regulation S-K. For information about the Company’s policies on transactions with related parties, see “Transactions with Related Parties” later in this proxy statement. During 2020, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compliance Committee
MEMBERS John Byrnes William Hawkins Maria Sainz	Meetings in 2020: 5 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES The Committee’s principal functions, as specified in its charter, include the following: • Overseeing the Company’s compliance program in the areas of:

–
Code of Conduct

–
Conflicts of interest

–
Consumer Protection

–
Customs and Export Controls

–
Environment

–
Ethics

–
False Claims

–
Foreign Corrupt Practices Act and Similar Anti-Bribery Laws

–
Fraud and Abuse Laws including Anti-Kickback

–
Government Reimbursement Programs, including Medicare

–
Government Relations

–
Health and Safety

–
Interactions with Healthcare Professionals

–
Information Systems Security

–
Intellectual Property

–
International Distributors

–
Labor & Employment

–
Physical Security

–
Public Policy

–
Quality

–
Recalls

–
Regulatory, including FDA

–
Safety

–
Sales of Products or Services to US or Foreign Governments, including entities owned by such governments

–
Sunshine Act and Other Laws Relating to Reporting of and Transparency with Respect to Payments to Healthcare Professionals

–
Transportation

•
Overseeing the Company’s sustainability, corporate social responsibility, and corporate citizenship matters

•
Monitoring the Company’s efforts to implement programs, policies, and procedures relating to compliance matters

•
Overseeing the investigation of any significant instances of non-compliance with laws or the Company’s compliance program, policies, or procedures, other than any instances involving financial non-compliance

• Reviewing the Company’s compliance risk assessment plan • Identifying and investigating emerging compliance issues and trends which may affect the Company
18▲2021 Notice and Proxy Statement

CORPORATE GOVERNANCE
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Governance Committee
MEMBERS Julie Shimer John Byrnes Maria Sainz	Meetings in 2020: 5 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Committee’s principal functions, as specified in its charter, include:
•
Overseeing the screening and recruitment of prospective Board members and making recommendations to the Board of Directors regarding specific director nominees, as well as overseeing the process for Board nominations

•
Overseeing corporate governance matters, including developing and recommending to the Board changes to our Corporate Governance Policies

•
Advising the Board on:

–
Board organization, membership, function, and performance

–
committee structure and membership

–
Reviewing director independence standards and making recommendations to the Board with respect to the determination of director independence

–
Monitoring and recommending improvements to the Board’s practices and procedures

–
Reviewing stockholder proposals and considering how to respond to them

The Committee, in accordance with its charter and our Certificate of Incorporation, has established criteria and processes for director nominations, including those proposed by stockholders. Those criteria and processes are described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors” and “Other Information — Stockholder Nominations for Board of Directors.”

Executive Committee
MEMBERS Gary Blackford, Chairman of the Board John Byrnes William Hawkins Patrick O’Leary Joseph Woody	Meetings in 2020: 0 ALL MEMBERS ARE INDEPENDENT OTHER THAN MR. WOODY
PRIMARY RESPONSIBILITIES
The Committee's principal function is to exercise, when necessary between Board meetings, the Board's powers to direct our business and affairs. Accordingly, the	Committee has no regularly scheduled meetings and it is expected that, each year, the Committee will meet infrequently or not at all.
2021 Notice and Proxy Statement▲19

CORPORATE GOVERNANCE
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Communicating with Directors
The Board has established processes by which stockholders and other interested parties may communicate with the Board, as well as with the
Audit Committee and Compliance Committee. Those processes can be found in the Investors section of our website at www.avanos.com.

Other Corporate Governance Policies and Practices
CORPORATE GOVERNANCE POLICIES
The Board has adopted Corporate Governance Policies. These policies guide the Company and the Board on matters of corporate governance, including:
•
director responsibilities

•
Board committees and their charters

•
director independence

•
director compensation and performance assessments

•
director orientation and education

•
director access to management

•
Board access to outside financial, business, and legal advisors, and

•
management development and succession planning.

To see these policies, go to the Investors section of our website at www.avanos.com.

CODE OF CONDUCT
The Company has a Code of Conduct that applies to all of our directors, executive officers and employees, including our CEO, Chief Financial Officer, and Controller. It is available in the Investors section of our website at
www.avanos.com. Any amendments to or waivers of our Code of Conduct applicable to our CEO, Chief Financial Officer, or Controller will also be posted at that location.

BOARD AND MANAGEMENT ROLES IN RISK OVERSIGHT
The Board is responsible for providing risk oversight with respect to our operations. In connection with this oversight, the Board particularly focuses on our strategic and operational risks, as well as related risk mitigation.
In addition, the Board reviews and oversees management’s response to key risks facing the Company. The Board’s committees review particular risk areas to assist the Board in its overall risk oversight of the Company.

COMMITTEES
AUDIT	COMPENSATION	COMPLIANCE	GOVERNANCE

The Audit Committee monitors risks relating to such matters as our:
•
internal controls,

•
financial statement integrity and fraud risks, and

•
related risk mitigation.

In connection with this oversight, the Audit Committee receives regular reports from management on:
•
risk assessments,

•
the risk management process, and

•
issues related to the risks of managing our business.

The Compensation Committee reviews the risk profile of our compensation policies and practices. This process includes an assessment of our compensation programs, as described in “Compensation Discussion and Analysis — Analysis of Compensation-Related Risks.”

The Compliance Committee monitors risks relating to certain compliance matters, such as those described in the section “Compliance Committee,” and recommends appropriate actions in response to those risks.
The Governance Committee monitors risks relating to governance matters and recommends appropriate actions in response to those risks.
20▲2021 Notice and Proxy Statement

CORPORATE GOVERNANCE
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Complementing the Board’s overall risk oversight, our senior executive team identifies and monitors key enterprise-wide and business unit risks, providing the basis for the Board’s risk review and oversight process. Our senior management team is supported by management members from business units and from our finance, treasury, information technology, global risk management, compliance, internal audit, and legal functions. Management identifies significant risks for review and updates our policies for risk management in areas such as hedging, foreign currency, and country risks, product liability, property and casualty risks, and supplier and customer risks. The Board believes the allocation of risk management responsibilities described above supplements the Board’s leadership structure by allocating risk areas to an appropriate committee for oversight, allows for an orderly escalation of issues as necessary, and helps the Board satisfy its risk oversight responsibilities.

WHISTLEBLOWER PROCEDURES
The Audit Committee has established procedures for receiving, recording and addressing any complaints we receive regarding accounting, internal accounting controls, or auditing matters, and for the confidential and anonymous submission, by our employees or others, of any concerns about our accounting or auditing practices. The Compliance Committee has adopted similar procedures for receiving, recording, and addressing any complaints we receive regarding compliance matters other than those addressed by the Audit Committee. The Audit Committee’s and Compliance Committee’s procedures are available in the Investors section of our website at www.avanos.com. We also maintain a toll-free Code of Conduct telephone line and a website, each allowing our employees and others to voice their concerns anonymously.

MANAGEMENT SUCCESSION PLANNING
In conjunction with the Board, the Compensation Committee is responsible for periodically reviewing the long-term management development plans and succession plans for the CEO and other key officers, as well as the emergency succession plan for the CEO and other key officers if any of these officers unexpectedly becomes unable to perform his or her duties.

DISCLOSURE COMMITTEE
We have established a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC. This committee is composed of members of management and is chaired by our Controller.

NO EXECUTIVE LOANS
We do not extend loans to our executive officers or directors and therefore do not have any such loans outstanding.
CHARITABLE CONTRIBUTIONS
The Governance Committee has adopted guidelines for the review and approval of charitable contributions by the Company to organizations or entities with which a director or an executive officer may be affiliated. We will disclose in the Investors section of our website at www.avanos.com any contributions made by us to a tax-exempt organization under the following circumstances:
•
An independent director serves as an executive officer of the tax-exempt organization; and

•
If within the preceding three years, contributions in any single year from the Company to the organization exceeded the greater of  $1 million or 2 percent of the tax-exempt organization’s consolidated gross revenues.

2021 Notice and Proxy Statement▲21

PROPOSAL 1.
ELECTION OF DIRECTORS
At the 2020 Annual Meeting, stockholders voted to approve adoption of amendments to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to declassify our Board of Directors (“Declassification Amendment”). We have since amended and restated our Certificate of Incorporation and our bylaws accordingly.
By declassifying the Board, our stockholders can vote on the election of our entire Board of Directors each year, rather than on a staggered basis, as was previously the case under our classified board structure. To comply with Delaware law, however, the Declassification Amendment could not change the unexpired three-year terms of directors elected prior to the effectiveness of the Declassification Amendment, including directors elected at the 2020 Annual Meeting.
Accordingly, the three-year term for directors elected in 2018, 2019, and 2020 will expire at the 2021, 2022 and 2023 Annual Meetings, respectively. The following table summarizes the implementation of the declassification of our Board pursuant to the Declassification Amendment.

Annual Meeting Year	Number of Directors Elected	Length of Term (Expiration Date)
2020	Two	Three years (2023)
2021	Two	One year (2022)
2022	Five	One Year (2023)
2023 (and thereafter)	Full Board	One Year (next annual meeting)
Three directors, Gary Blackford, William Hawkins and Patrick O’Leary, have terms that expire at this Annual Meeting. Mr. Hawkins, though, has notified us that he will not stand for re-election. The two other directors, Messrs. Blackford and O’Leary, have been nominated to serve for a term until the 2022 Annual Meeting and until their successors have been duly elected and qualified.
Messrs. Blackford and O’Leary have advised us that they will serve if elected; however, should either nominee become unable to serve, the Board may reduce the number of directors to be elected or select a substitute nominee. If the Board selects a substitute nominee, the shares represented by valid proxies will be voted for the substitute nominee, other than shares voted “Withhold” with respect to the original nominee.
In light of Mr. Hawkins notification to us that he will not stand for re-election, the Board decided to reduce the size of the Board from eight directors to seven, effective as of the Annual Meeting on April 29, and not to fill the vacancy that will be created by Mr. Hawkins’ decision.

Process and Criteria for Nominating Directors
The Board is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Governance Committee, in consultation with the Chairman and CEO. The Committee therefore recommends to the Board any new director appointments and nominees for election as directors at our annual meeting of stockholders. It also recommends nominees to fill any vacancies. As provided in our Certificate of Incorporation, the Board may elect a new director when a vacancy occurs between annual meetings of stockholders.
The Committee may receive recommendations for Board candidates from various sources, including our directors, management, and stockholders. Stockholders may submit recommendations for Board candidates to:
Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004

22▲2021 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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Board candidates recommended by stockholders are evaluated using the same criteria as candidates recommended by other sources. In addition, the Governance Committee may periodically retain a search firm to assist it in identifying and recruiting director candidates meeting the criteria specified by the Committee.
The Committee believes that the criteria for director nominees should foster effective corporate governance, support our strategies and businesses, take diversity into account, and ensure that our directors, as a group, have an overall mix of the attributes needed for an effective Board. The criteria should also support the successful recruitment of qualified candidates.
Qualified candidates for director are those who, in the judgment of the Committee, possess all of the personal attributes and a sufficient mix of the experience attributes listed below to ensure effective service on the Board.

PERSONAL ATTRIBUTES
LEADERSHIP Lead in personal and professional lives.	INDEPENDENCE Independent of management and Company (for non-management directors only).
ETHICAL CHARACTER Possess high standards for ethical behavior.	ABILITY TO COMMUNICATE Possess good interpersonal skills.
COLLABORATIVE Actively participate in Board and committee matters.	EFFECTIVENESS Bring a proactive and solution-oriented approach.
EXPERIENCE ATTRIBUTES
Attribute	Factors That May Be Considered
FINANCIAL ACUMEN
•
satisfies the financial literacy requirements of the NYSE

•
qualifies as an audit committee financial expert under the rules and regulations of the SEC

•
has an accounting, finance or banking background

Has good knowledge of business finance and financial statements.
GENERAL BUSINESS EXPERIENCE	• has leadership experience as a chief or senior executive officer • has experience setting compensation
Possesses experience that will aid in judgments concerning business issues.
INDUSTRY KNOWLEDGE	• has substantial knowledge of the healthcare industry, including with respect to caregiving, cost reimbursement or regulatory environment • has governance/public company board experience
Possesses knowledge about our business.
2021 Notice and Proxy Statement▲23

PROPOSAL 1. ELECTION OF DIRECTORS
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EXPERIENCE ATTRIBUTES
Attribute	Factors That May Be Considered
DIVERSITY OF BACKGROUND AND EXPERIENCE
•
brings a diverse background that is representative of our customer, patient, employee and stockholder base, including with respect to gender, race, ethnic or national origin, and age

•
reflects a different experience stemming, for example, from a different academic background or from experiences outside the healthcare industry

Brings to the Board an appropriate level of diversity.
SPECIAL BUSINESS EXPERIENCE	• has international experience • has a track record of successful innovation • has supply chain management expertise • has cybersecurity expertise
Possesses global management experience with medical devices.
Committee Review of Attributes of Current Directors
The Governance Committee has reviewed the background of each of our current directors and their service on the Board in light of the personal and experience attributes described above. The Committee has determined that each director possesses all of the personal attributes as well as a sufficient mix of the experience attributes.
For details about each director’s specific experience attributes, see “The Nominees” and “Directors Continuing in Office” below.

Diversity of Directors
As noted above, the Governance Committee believes that diversity of backgrounds and experience is a key attribute for directors. As a result, the Committee seeks to have a diverse Board that is representative of our customer, patient, employee, and stockholder base, including with respect to gender, race, ethnic or national origin, and age. While the Committee carefully considers diversity when considering nominees for director, the Committee has not established a formal policy regarding diversity in identifying director nominees.

The Nominees
The following two individuals are nominated for election to the Board for a one-year term expiring at the 2022 Annual Meeting of Stockholders:
24▲2021 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CHAIRMAN AND CEO, UNIVERSAL HOSPITAL SERVICES COMMITTEE • Executive	GARY D. BLACKFORD
Age 63 | Independent | Director since October 2014; Chairman since April 2020

CAREER HIGHLIGHTS
Universal Hospital Services, a leading, nationwide provider of medical technology outsourcing and services to the health care industry
•
Chairman of the Board and Chief Executive Officer (2002 to February 2015)

Curative Health Services, Inc., a specialty pharmacy and health services company
•
Chief Executive Officer (2001 to 2002)

ShopforSchool, Inc., an online retailer
•
Chief Executive Officer (1999 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
ReShape Lifesciences, Inc. (RSLS) (Director since 2016, and Lead Director since 2019)

OTHER CURRENT DIRECTORSHIPS
•
Children’s Hospitals and Clinics of Minnesota (since 2017, and Chairman since 2020)

•
Advanced Tissue, Inc.

PRIOR PUBLIC COMPANY BOARDS
•
Wright Medical Group N.V. (Director from 2008 to 2020)

OTHER PRIOR DIRECTORSHIPS
•
PipelineRX, Inc. (Director from 2016 to 2020)

KEY SKILLS AND QUALIFICATIONS
Mr. Blackford has been selected to serve as a member of our Board of Directors due to his:
•
executive leadership experience as a chief executive officer

•
financial literacy and experience in finance and accounting

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

FORMER EXECUTIVE VICE PRESIDENT AND CFO, SPX CORPORATION COMMITTEES • Audit (Chair) • Compensation	PATRICK J. O’LEARY
Age 63 | Independent | Director since October 2014

CAREER HIGHLIGHTS
SPX Corporation, a global industrial and technological services and products company
•
Executive Vice President and Chief Financial Officer (December 2004 to August 2012)

•
Chief Financial Officer and Treasurer (October 1996 to December 2004)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
SPX Corporation (NYSE: SPXC) (Director and Chairman since 2015)

PRIOR PUBLIC COMPANY BOARDS
•
PulteGroup (NYSE: PHM) (2005 to 2018)

KEY SKILLS AND QUALIFICATIONS
Mr. O’Leary has been selected to serve as a member of our Board of Directors due to his:
•
executive leadership experience as a chief financial officer

•
financial literacy and experience in finance and accounting

•
international experience, and

•
governance and public company board experience.

The Board of Directors unanimously recommends a vote FOR the election of each of the two nominees for director named above.
2021 Notice and Proxy Statement▲25

PROPOSAL 1. ELECTION OF DIRECTORS
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Directors Continuing in Office
The following members of the Board of Directors are continuing in office and have terms expiring as indicated below:
DIRECTORS FOR TERM EXPIRING IN 2022
FORMER CHAIRMAN AND CEO, LINCARE HOLDINGS, INC. COMMITTEES • Compliance (Chair) • Governance	JOHN P. BYRNES
Age 62 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Lincare Holdings, a provider of home respiratory care, infusion therapy and medical equipment
•
Chairman of the Board (March 2000 to March 2015)

•
Chief Executive Officer (1997 to March 2015)

•
President (June 1996 to December 1996)

•
Chief Operating Officer (January 1996 to December 1996)

•
Various executive leadership positions (1986 to 1996)

PRIOR PUBLIC COMPANY BOARDS
•
Tenet Healthcare Corporation (November 2016 to May 2018)

•
Lincare Holdings (Chairman of the Board, March 2000 to March 2015; director from May 1997 to August 2015)

OTHER PRIOR DIRECTORSHIPS
•
U.S. Renal Care, Inc. (August 2005 to 2012)

•
Kinetic Concepts, Inc. (January 2003 to February 2011)

KEY SKILLS AND QUALIFICATIONS
Mr. Byrnes has been selected to serve as a member of our Board of Directors due to his:
•
executive leadership experience as a chief executive officer

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

26▲2021 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CEO, AEGEA MEDICAL COMMITTEES • Compliance • Governance	MARIA SAINZ
Age 55 | Independent | Director since February 2015

CAREER HIGHLIGHTS
Aegea Medical, a medical device company in the womens’ health space focused on the development of technology for endometrial ablation
•
Chief Executive Officer (May 2018 to February 2021)

Cardiokinetix, a medical device company
•
President and Chief Executive Officer (May 2012 to July 2017)

Stryker Corporation (acquired Concentric Medical in 2011)
•
General Manager, Stryker Neurovascular

Concentric Medical, a medical technology company
•
President and Chief Executive Officer (April 2008 to May 2012)

Boston Scientific (acquired Guidant Corporation in 2006)
•
Head of Integration (2006 to 2008)

Guidant Corporation
•
President, Cardiac Surgery division (February 2003 to July 2006)

•
Vice President, Global Marketing, Vascular Intervention (January 2001 to February 2003)

•
Vice President, Intermedics Cardiac Rhythm Management, Europe (1998 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Orthofix Medical, Inc.

•
ShockWave Medical, Inc.

PRIOR PUBLIC COMPANY BOARDS
•
Iridex Corporation

•
Spectranetics Corporation

OTHER CURRENT DIRECTORSHIPS
•
Artio Medical, Inc.

•
Levita Magnetics International Corp.

KEY SKILLS AND QUALIFICATIONS
Ms. Sainz has been selected to serve as a member of our Board of Directors due to her:
•
executive leadership experience as a chief executive officer

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

2021 Notice and Proxy Statement▲27

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CEO, WELCH ALLYN, INC. COMMITTEES: • Audit • Governance (Chair)	DR. JULIE SHIMER
Age 68 | Independent | Director since February 2015

CAREER HIGHLIGHTS
Dr. Shimer is currently a private investor and has 30 years of product development experience, including many years with major telecommunications companies.
Welch Allyn, Inc., a manufacturer of frontline medical products and solutions
•
Chief Executive Officer and Director (March 2007 to April 2012)

Vocera Communications, Inc. a provider of wireless communications systems
•
President, Chief Executive Officer and Director

3Com Corporation
•
General Manager

Motorola
•
General Manager and Product Development Leader

AT&T Bell Laboratories
•
Product Development Leader

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Apollo Endosurgery, Inc.

•
Masimo Corporation

OTHER CURRENT DIRECTORSHIPS
•
Advisor to Kitchology, a mobile platform empowering families dealing with special diets through the power of technology and community

•
Advisor to CPLANE Networks, a leader in end-to-end data center and wide area network service orchestration that enables software-defined networking (SDN) and network function virtualization (NFV) services to be launched and managed in a single environment

PRIOR PUBLIC COMPANY BOARDS
•
NetGear, Inc. a provider of home and small business network solutions

•
Windstream Holdings, Inc., a leading telecommunications and cloud services provider

•
Earthlink, Inc., an internet service provider

OTHER PRIOR DIRECTORSHIPS
•
Welch Allyn, Inc. (July 2002 to April 2012)

•
Vocera Communications, Inc.

KEY SKILLS AND QUALIFICATIONS
Dr. Shimer has been selected to serve as a member of our Board of Directors due to her:
•
executive leadership experience as a chief executive officer

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

28▲2021 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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DIRECTORS FOR TERM EXPIRING IN 2023
CEO, AVANOS MEDICAL, INC. COMMITTEES: •Executive	JOSEPH F. WOODY
Age 55 | Director since June 2017

CAREER HIGHLIGHTS
Mr. Woody has more than 20 years of experience in the healthcare sector.
Avanos Medical, Inc.
•
Chief Executive Officer (June 26, 2017 to present)

Acelity Holdings, Inc., a global advanced wound care and regenerative medicine company
•
Director, President and Chief Executive Officer (August 2015 to April 2017)

Kinetic Concepts, Inc., LifeCell Corporation and Systagenix Wound Management B.V., the combined organization that became Acelity
•
President and Chief Executive Officer of the combined organization (September 2013 to August 2015)

•
Interim Chief Executive Officer, LifeCell (April 2013 to September 2013)

•
President and Chief Executive Officer, KCI (January 2012 to September 2013)

•
Various leadership roles, KCI and LifeCell (November 2011 to January 2012)

Covidien plc
•
Global President, Vascular Therapies

Smith & Nephew Advanced Wound Management
•
Global President

Alliance Imaging, Inc.
•
Vice President, Sales

Acuson
•
Executive leadership positions

GE Medical Systems
•
Executive Leadership Positions

OTHER CURRENT DIRECTORSHIPS
•
AdvaMed, Inc.

KEY SKILLS AND QUALIFICATIONS
Mr. Woody has been selected to serve as a member of our Board of Directors due to his:
•
leadership experience as our CEO,

•
knowledge of, and experience in, the healthcare industry, including significant acquisition and integration experience,

•
international experience, and

•
company board experience.

FORMER EXECUTIVE VICE PRESIDENT AND CFO, BLUE SHIELD OF CALIFORNIA COMMITTEES: • Audit • Compensation	HEIDI KUNZ
Age 66 | Independent | Director since February 2015

CAREER HIGHLIGHTS
Blue Shield of California, a not-for-profit health plan provider
•
Executive Vice President and Chief Financial Officer (2003 to 2012)

Gap, Inc., a multinational clothing and accessories retailer
•
Executive Vice President and Chief Financial Officer (1999 to 2003)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Agilent Technologies, Inc.

•
Phathom Pharmaceuticals, Inc.

KEY SKILLS AND QUALIFICATIONS
Ms. Kunz has been selected to serve as a member of our Board of Directors due to her:
•
executive leadership experience as a chief financial officer

•
financial literacy and experience in finance and accounting

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

2021 Notice and Proxy Statement▲29

PROPOSAL 1. ELECTION OF DIRECTORS
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Director Compensation
Directors who are not officers or employees of the Company or any of our subsidiaries, affiliates or equity companies are Outside Directors for compensation purposes and are compensated for their services under our Outside Directors’ Compensation Plan. All independent directors currently on our Board are Outside Directors and are compensated under this Plan.
Our objectives for Outside Director compensation are:
•
to attract qualified candidates for Board service;

•
to remain competitive with the median compensation paid to Outside Directors of comparable companies;

•
to keep pace with changes in practices in director compensation; and

•
to reinforce our practice of encouraging stock ownership by our directors.

Our Outside Director compensation was established based on the median non-management director compensation for our peers. A list of the 2020 peer group companies may be found in the “Compensation Discussion and Analysis” section of this proxy statement.
We structure Outside Director compensation as follows:

BOARD MEMBERS
•
Cash retainer: $70,000 annually, paid in four quarterly payments at the beginning of each quarter.

•
Restricted share units: Annual grant with a value of  $180,000, awarded and valued on the first business day of the year.

CHAIRMAN OF THE BOARD Additional cash compensation of $115,000, paid in four quarterly payments at the beginning of each quarter.

COMMITTEE CHAIRS
•
Additional cash compensation of $15,000, paid in four quarterly payments at the beginning of each quarter, except that (1) the Audit Committee chair receives additional cash compensation of  $20,000, paid in four quarterly installments at the beginning of each quarter, and (2) the Executive Committee chair does not receive any additional compensation for that role.

New Outside Directors receive a pro-rated annual retainer and grant of restricted share units based on the month when they join the Board.
We also reimburse Outside Directors for expenses incurred in attending Board or committee meetings.
Restricted share units are not shares of our common stock. Rather, restricted share units represent the right to receive a pre-determined number of shares of our common stock within 90 days following a “restricted period” that begins on the date of grant and expires on the date the Outside Director retires from or otherwise terminates service on the Board. In this way, they align the director’s interests with the interests of our stockholders. Outside Directors may not dispose of the units or use them in a pledge or similar transaction. Outside Directors also receive additional restricted share units equivalent in value to the dividends, if any, that would have been paid to them if the restricted share units granted to them were shares of our common stock. The Company does not currently pay dividends on its common stock.

30▲2021 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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2020 Outside Director Compensation
The following table shows the compensation paid to each Outside Director for his or her service in 2020:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Gary Blackford	176,667	180,000	356,667
John Byrnes	83,750	180,000	263,750
William Hawkins, III	85,000	180,000	265,000
Heidi Kunz	71,667	180,000	251,667
Patrick O’Leary	88,333	180,000	268,333
Maria Sainz	70,000	180,000	250,000
Dr. Julie Shimer	85,000	180,000	265,000

(1)
Amounts shown reflect the grant date fair value of those grants, determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 — Stock Compensation (“ASC Topic 718”) for restricted share unit awards granted pursuant to our Outside Directors’ Compensation Plan. See Note 13 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for 2020 for the assumptions used in valuing these restricted share units.

(2)
The Board has determined that outside director compensation for 2021 will be the same as in 2020. Accordingly, each director received an annual grant of 4,005 restricted share units on January 4, 2021.

Other than the cash retainer and grants of restricted share units previously described, no Outside Director received any compensation or perquisites from the Company for services as a director in 2020.
A director who is not an Outside Director does not receive any compensation for services as a member of the Board or any committee but is reimbursed for expenses incurred as a result of the services.

2021 Notice and Proxy Statement▲31

PROPOSAL 2.
RATIFICATION OF AUDITORS
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. The Audit Committee is also responsible for overseeing the negotiation of the audit fees associated with retaining our independent auditors. To assure continuing auditor independence, the Audit Committee periodically considers whether a different audit firm should perform our independent audit work. Also, in connection with the mandated rotation of the independent auditor’s lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of the lead engagement partner.
For 2021, the Audit Committee has selected Deloitte & Touche LLP (along with its member firms and affiliates, “Deloitte”) as the independent registered public accounting firm to audit our financial statements. In engaging Deloitte for 2021, the Audit Committee utilized a review and selection process that included the following:
•
a review of management’s assessment of the services Deloitte provided in 2020;

•
discussions, in executive session, with the Chief Financial Officer and Controller regarding their viewpoints on the selection of the 2021 independent auditors and on Deloitte’s performance;

•
discussions, in executive session, with representatives of Deloitte about their possible engagement;

•
Audit Committee discussions, in executive session, about the selection of the 2021 independent auditors;

•
a review and approval of Deloitte’s proposed estimated fees for 2021; and

•
a review and assessment of Deloitte’s independence.

The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in the best interests of the Company and its stockholders, and they recommend that stockholders ratify this selection.
Representatives of Deloitte are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Stockholders are not required to ratify the appointment of Deloitte as our independent auditor. However, we are submitting the ratification to our stockholders as a matter of good corporate practice. If our stockholders fail to ratify the appointment of Deloitte, or even if our stockholders do ratify the appointment of Deloitte, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such change would be in the best interest of the Company and our stockholders.

The Board of Directors unanimously recommends a vote FOR ratification of the selection of Deloitte as the Company’s auditor for 2021.
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PROPOSAL 2. RATIFICATION OF AUDITORS
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Accounting Firm Fees
Our aggregate fees to Deloitte (excluding value added taxes) with respect to the fiscal years ended December 31, 2020 and 2019, were as follows:
	2020 ($)	2019 ($)
Audit Fees (1)	2,257,162	4,172,500
Tax Fees (2)	911,200	300,000

(1)
These amounts represent fees billed or expected to be billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2020 and December 31, 2019, reviews of the financial statements included in the Company’s Form 10-Qs, and other services that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for each of those fiscal years, including: fees for consolidated financial audits, statutory audits, comfort letters, attest services, consents, assistance with and review of SEC filings and other related matters.

(2)
These amounts represent Deloitte’s aggregate fees for tax compliance, tax advice and tax planning for 2020 and 2019.

Audit Committee Approval of Audit and Non-Audit Services
Using the following procedures, the Audit Committee pre-approves all audit and non-audit services provided by Deloitte to the Company:
•
Before the first in-person or virtual Audit Committee meeting of the year, our Controller prepares a detailed memorandum regarding non-audit services to be provided by Deloitte during the year. This memorandum includes the services to be provided, the estimated cost of these services, reasons why it is appropriate to have Deloitte provide these services, and reasons why the requested services are not inconsistent with applicable auditor independence rules;

•
At the first in-person or virtual Audit Committee meeting each year, our Controller presents a proposal, including fees, to engage Deloitte for audit and non-audit services; and

•
Before each subsequent meeting of the Audit Committee, our Controller prepares an additional memorandum that includes updated information regarding the approved services and highlights any new audit and non-audit services to be provided by Deloitte. All new non-audit services to be provided are described in individual requests for services.
The Audit Committee reviews the requests presented in these proposals and memoranda and approves all services it finds acceptable.
To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chair of the Audit Committee the authority to amend or modify the list of audit and non-audit services and fees between meetings, as long as the additional or amended services do not affect Deloitte’s independence under applicable rules. Any actions taken under this authority are reported to the Audit Committee at its next meeting.
All Deloitte services and fees in 2020 were pre-approved by the Audit Committee or the Audit Committee Chair.

2021 Notice and Proxy Statement▲33

PROPOSAL 2. RATIFICATION OF AUDITORS
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Audit Committee Report
In accordance with its charter adopted by the Board, the Audit Committee assists the Board in overseeing the quality and integrity of the Company’s accounting, auditing, and financial reporting practices.
In discharging its oversight responsibility for the audit process, the Audit Committee obtained from the independent registered public accounting firm (the “auditors”) a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, as required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, “Communication with Audit Committees Concerning Independence,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors, and the auditors, the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the auditors and the internal auditors their audit plans, audit scope, and identification of audit risks.
The Audit Committee discussed and reviewed with the auditors all communications required by the PCAOB’s auditing standards, including those required by PCAOB AS 16, “Communication with Audit Committees.” Also, with and without management present, it discussed and reviewed the results of the auditors’ examination of our financial statements.
Management is responsible for preparing the Company’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and for establishing and maintaining the Company’s internal control over financial reporting. The auditors have the responsibility for performing an independent audit of the Company’s financial statements and for expressing opinions on the conformity of the Company’s financial statements with GAAP. The Audit Committee discussed and reviewed the Company’s audited financial statements as of and for the fiscal year ending December 31, 2020, with management and the auditors.
Based on the above-mentioned review and discussions with management and the auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC. The Audit Committee also has selected and recommended to the Company’s stockholders for ratification the reappointment of Deloitte as the independent registered public accounting firm for 2021.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Patrick O’Leary, Chair
Heidi Kunz
Julie Shimer

34▲2021 Notice and Proxy Statement

PROPOSAL 3.
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In the Compensation Discussion and Analysis that follows, we describe in detail our executive compensation program, including its objectives, policies, and components. Our executive compensation program seeks to align the compensation of our executives with the objectives of our business plans and strategies. To this end, the Compensation Committee (the “Committee”) approved an executive compensation program for 2020 that was designed to achieve the following objectives:

I. PAY FOR PERFORMANCE
• Support a performance-oriented environment that rewards achievement of our financial and non-financial goals
II. FOCUS ON LONG- TERM SUCCESS
• Reward executives for long-term strategic management and stockholder value enhancement
III. STOCKHOLDER ALIGNMMENT
• Align the financial interest of our executives with those of our stockholders
IV. QUALITY OF TALENT
• Attract and retain executives whose abilities are considered essential to our long-term success

For a more detailed discussion of how our executive compensation program reflects these objectives, including information about the 2020 compensation of our named executive officers, see “Compensation Discussion and Analysis,” below.
We are asking our stockholders to support our executive compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the objectives, policies, and practices described in this proxy statement. Accordingly, our stockholders are being asked to vote on the following non-binding resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved by the Company’s stockholders on an advisory basis.
The say-on-pay vote is advisory and is therefore not binding on the Company, the Committee, or our Board. Nonetheless, the Committee and our Board value the opinions of our stockholders. Therefore, to the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Committee and our Board will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

The Board of Directors unanimously recommends a vote FOR the approval of named executive officer compensation, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.
2021 Notice and Proxy Statement▲35

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) is intended to provide investors with an understanding of the compensation policies and decisions regarding 2020 compensation for our named executive officers.
For 2020, our named executive officers were:
JOSEPH F. WOODY
CHIEF EXECUTIVE OFFICER
ARJUN R. SARKER
SENIOR VICE PRESIDENT, INTERNATIONAL
MICHAEL C. GREINER
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
WILLIAM D. HAYDON
SENIOR VICE PRESIDENT AND GENERAL MANAGER, PAIN FRANCHISE
DAVID E. BALL
SENIOR VICE PRESIDENT, GLOBAL SUPPLY CHAIN & PROCUREMENT

An additional named executive officer who served in 2020 was:
JOHN W. WESLEY
SENIOR VICE PRESIDENT AND GENERAL COUNSEL
To assist stockholders in finding important information, this CD&A is organized as follows:
37	COMPENSATION EXECUTIVE SUMMARY
40	EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
41	EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
42	COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
43	SETTING ANNUAL COMPENSATION
45	EXECUTIVE COMPENSATION FOR 2020
50	BENEFITS AND OTHER COMPENSATION
51	ADDITIONAL INFORMATION ABOUT OUR COMPENSATION PRACTICES

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COMPENSATION DISCUSSION AND ANALYSIS
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Compensation Executive Summary
This executive summary provides a brief overview of our key accomplishments in 2020 and our key compensation principles and practices.
2020 BUSINESS HIGHLIGHTS
As Mr. Woody indicated when announcing our Fourth Quarter and Full Year 2020 results, “I’m pleased with our team’s execution and accomplishments in 2020 highlighted by our cost savings, the integration of our recent acquisitions and free cash flow improvement throughout the year, while successfully responding to the challenges presented by the pandemic.” He continued, “We enter 2021 in a strong position and are poised to execute on our plan to accelerate top-line growth, drive margin improvement and generate free cash flow in 2021 and beyond.”
Our 2020 financial highlights include:
•
Net sales increased 3 percent to $715 million.

•
Adjusted net income totaled $38 million, compared to $51 million in the prior year.

•
Adjusted diluted earnings per share totaled $0.79, compared to $1.07 in the prior year.

Our 2020 operational and business highlights include:
•
We implemented a restructuring program in 2020 that included streamlining the senior leadership team, consolidating other corporate functions to gain efficiencies and aligning office space with our post-pandemic work model. Overall, the restructuring charge is expected to range between $25 million and $30 million, which includes approximately $21 million of non-cash intangibles and asset write-downs that have already been expensed in 2020. The company expects annual cash savings of approximately $7 million
•
We presented new COOLIEF* data at the 19th Annual Pain Meeting hosted by the American Society of Regional Anesthesia and Pain Medicine. The 18 and 24-month follow-up results from its large, multicentered randomized clinical trial indicated that patients can see improvements in both pain and function lasting up to two years following a single COOLIEF* procedure.

•
The Centers for Medicare & Medicaid Service (CMS) released its 2021 Ambulatory Surgical Center (ASC) Payment System Final Rule, which favorably includes higher reimbursement for radiofrequency nerve ablation procedures in the knee when performed in an ASC setting.

$715M
net sales
3%
sales growth
$89.4M
adjusted EBITDA
$0.79
adjusted diluted EPS
$112M
cash on hand at year-end

Adjusted net sales and adjusted EBITDA are non-GAAP financial measures. A description of these measures and a reconciliation to the most directly comparable GAAP financial measures is provided in Appendix A to this proxy statement.

2021 Notice and Proxy Statement▲37

COMPENSATION DISCUSSION AND ANALYSIS
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PERFORMANCE BASED COMPENSATION
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ total direct annual compensation (i.e., sum of base salary, target annual incentive and target long-term incentive) for 2020. Also, to further align the financial interests of our executives with those of our stockholders, a majority of our executives’ total direct annual compensation for 2020 was equity-based.
To illustrate the pay-for-performance aspect of our compensation program, the following chart identifies the target total direct annual compensation for our CEO for each of the past three years and compares that to the amounts that were actually realizable for such periods.
The chart reflects that, when the Company’s performance was below expectations, as was the case in 2018 and 2019, our CEO’s realizable pay was below target. It also reflects that, when the Company’s performance was above expectations, as was the case in 2020, our CEO’s realizable pay was above target.
The chart further reflects the pay-for-performance aspect of the Company’s long-term incentive equity grants. Given the below-expectations performance in 2018 and 2019, the performance-based restricted stock units (PRSUs) granted to our CEO in those years have either vested at 0% (as is the case for those granted in 2018) or are on track to vest at 0% (as is expected to be the case for those granted in 2019). That contrasts with the impact of our above-expectations year in 2020. The options and time-based restricted stock units (TRSUs) granted to our CEO last year have appreciated in value as our performance improved and, consequently, as the value of our stock rose.

(1)
Bonus refers to our annual cash incentive program, and the realizable amount reflected above was the actual amount paid to Mr. Woody in the year following the performance period.

(2)
Target options, TRSUs and PRSUs are valued as of their grant date. Realizable options, TRSUs and PRSUs are valued as of December 31 of the applicable year. If the target value of options exceeds the realizable value, they are considered to have no value (i.e., the options are under water).

(3)
Mr. Woody’s 2018 PRSU grant vested at zero, and his 2019 PRSU grant is on track to vest at zero.

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COMPENSATION DISCUSSION AND ANALYSIS
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COMPENSATION DESIGN PRINCIPLES AND GOVERNANCE PRACTICES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders. Below we summarize certain practices we have implemented to drive performance and those we have not implemented because we do not believe they would serve our stockholders’ long-term interests:
WHAT WE DO
Pay for performance
Perform an annual compensation risk assessment
Utilize an independent compensation consultant retained by the Compensation Committee
Require that change-in-control agreements contain a double trigger
Maintain share ownership guidelines
Maintain a clawback policy on incentive payments in case of financial restatement
Benchmark our compensation practices to ensure executive compensation is competitive with our peer group
Cap short and long-term incentive payments at reasonable levels
WHAT WE DON’T DO
Maintain employment contracts
Provide excise tax gross-up on change-in-control payments
Allow repricing of underwater options without stockholder approval
Allow current payment of dividends or dividend equivalents on unearned long-term incentives
Provide more than minimal perquisites such as relocation benefits
Allow executive officers to engage in hedging or pledging transactions involving Company stock

2021 Notice and Proxy Statement▲39

COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION OBJECTIVES AND POLICIES
The Committee is responsible for establishing and administering our policies governing the compensation of our executive officers. The Committee reviews our executive officer compensation objectives and policies annually, including determining whether they continue to support our business objectives and are consistent with the Committee’s charter.
Our 2020 executive officer compensation policies were designed to achieve the following objectives:
Objective	Description	Related Policies
Pay-for-Performance	Support a performance-oriented environment that rewards achievement of our financial and non-financial goals.	The majority of executive officer pay varies with the levels at which annual and long-term performance goals are achieved. Performance goals are aligned with our strategies for sustained growth and profitability.
Focus on Long-Term Success	Reward executive officers for long-term strategic management and stockholder value enhancement.
Historically, the Company has granted PRSUs, which comprised a significant portion of our executive officers’ total direct annual compensation (such grants were made most recently in 2018 and 2019). The 2019 grant is currently outstanding and is subject to a three-year performance period ending on December 31, 2021. The number of shares earned and paid under the 2019 grant depends on achieved performance against preset performance goals over the three-year period.
A significant component in 2020 was in the form of TRSUs. The value of the shares received at vesting of these units depends on share price performance over a three-year period.

Stockholder Alignment	Align the financial interest of our executive officers with those of our stockholders.	Equity-based awards, including stock options, PRSUs and TRSUs, make up the largest part of executive officer total direct annual compensation. The stock options vest over time and have value only if our stock price rises after the option grants are made. We also have other policies that link our executive officers’ interests with those of our stockholders, such as our stock ownership guidelines.
Quality of Talent	Attract and retain executive officers whose abilities are considered essential to our long-term success as a global company.	The Committee reviews peer group data to ensure our executive officer compensation program remains competitive so we can continue to attract and retain this talent.
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COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION DESIGN PHILOSOPHY AND GUIDING PRINCIPLES
The Committee has adopted the following design philosophy to guide the manner in which the our named executive officer compensation objectives and policies are implemented:
Philosophy	Description	Guiding Principles
Aligned	A majority of executive officer compensation should be at risk and vary with the performance outcomes of stockholders
•
50% or more of executive officer compensation should be incentive based

•
Incentive metrics aligned to stockholder value

•
Performance goals should generally reflect year-over-year growth to achieve target funding

•
TRSUs to executive officers should be a minority part of their direct annual compensation

•
Within business groups, a majority of performance should be placed on business unit performance goals

Compelling	The value and structure of executive officer compensation should assist in the attraction and retention of key executive talent
•
Base salaries should be at or above the 50th percentile of our peer group with variance based on skills, experience, performance and role responsibilities

•
Target incentive compensation payout opportunities should be at the 50th percentile of our peer group, wilth meaningful upside payouts for performance over target

Simple	The executive officer compensation arrangements should maximize simplicity and focus on broad performance factors
•
Executive compensation arrangements should use a minimal number of metrics; typically one or two

•
Special or one-time incentive awards should be used sparingly

•
Perquisites and other special executive benefits generally should be avoided

Sound	Executive officer compensation policies and structure should support strong corporate governance and drive an ownership culture among executives
•
Ownership culture should be reinforced through use of good governance practices

•
Individual employment contracts should be avoided and severance practices should be conservative

•
Compensation deferral opportunities should be consistent with market practices

•
Encourage innovation while deterring excessive risk taking

2021 Notice and Proxy Statement▲41

COMPENSATION DISCUSSION AND ANALYSIS
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COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM
The Committee retains the discretion to deviate from the above guiding principles if it determines that to do so would be consistent with our overall executive officer compensation objectives and is in the best interest of the Company and its stockholders.
The table below gives an overview of the compensation components used in our 2020 executive officer compensation program and matches each with one or more of the objectives described above.

Component	Objectives	Purpose	Target Competitive Position
Base salary	Quality of talent	Provide annual cash income based on: • level of responsibility, performance and experience • comparison to market pay information	• Compared to median of peer group • Actual base salary will vary based on the individual’s performance and experience in the position
Annual cash incentive	Pay-for-performance Quality of talent	Motivate and reward achievement of annual performance goals	• Target award compared to median of peer group • Actual payout will vary based on actual corporate and business unit performance
Long-term equity incentive	Stockholder alignment Focus on long-term success Pay-for-performance Quality of talent
Provide an incentive to deliver stockholder value and to achieve our long-term objectives through awards of:
•
performance-based restricted share units

•
time-based restricted share units

•
stock option grants

•
Target compared to median of peer group

•
Actual payout of performance-based restricted share units will vary based on actual performance

•
Actual payout of time-based awards and stock option grants will also vary based on actual stock price performance

Retirement benefits	Quality of talent	Provide competitive retirement plan benefits through 401(k) plan and other defined contribution plans	• Benefits comparable to those of peer group
Perquisites	Quality of talent	Provide minimal market-based additional benefits	• Determined by the Committee
Post-termination compensation (severance and change of control)	Quality of talent
Encourage attraction and retention of executives critical to our long-term success and competitiveness:
•
Severance Pay Plan provides eligible employees, including executive officers, with payments and benefits in the event of certain involuntary terminations

•
Executive Severance Plan provides eligible executives with payments and benefits in the event of a qualified separation from service following a change of control

• Determined by the Committee
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COMPENSATION DISCUSSION AND ANALYSIS
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SETTING ANNUAL COMPENSATION
This section describes the processes followed in setting 2020 target annual compensation for our executive officers.
Focus On Total Direct Annual Compensation
In setting 2020 compensation for our executive officers, including our CEO, the Committee focused on total direct annual compensation, which consisted of annual cash compensation (base salary and target annual cash incentive) and long-term equity incentive compensation
(time-based restricted stock units and stock options). The Committee considered annual cash and long-term equity incentive compensation both separately and as a package to help ensure that the executive officer compensation objectives are met.

Benchmarking — Executive Compensation Peer Group
The peer group is intended to consist of companies with whom we compete for talent. We believe that we generally compete for talent with medical device companies with annual revenues ranging from approximately one-half to four times our annual revenues.
Based on the foregoing criteria, the Committee approved the following peer group and used compensation data derived from each peer group company in its determination of each executive officer’s 2020 total annual compensation:

2020 Executive Compensation Peer Group

• Abiomed, Inc.	• Globus Medical Inc.	• Masimo Corporation	• Penumbra, Inc.
• Accuray Incorporated	• Insulet Corporation	• Nevro Corporation	• ResMed, Inc.
• Cantel Medical Corporation	• Integer Holdings Corporation	• NuVasive, Inc.	• Teleflex Incorporated
• CONMED Corporation	• Integra Lifesciences Holding	• Orthofix Medical	• Wright Medical Group Nv
The Committee determined the 2020 peer group, with annual revenue ranging from $380 million to $2.5 billion, and with a median annual revenue of  $872 million, is an appropriate peer group from which to derive competitive compensation.
The Committee, working with its independent compensation consultant, reviews the executive compensation peer group at least annually to ensure that it continues to serve as an appropriate comparison for our compensation program.

Process for Setting Total Direct Annual Compensation Targets
In setting total direct annual compensation for each of our executive officers, the Committee considers both competitive market data derived from our peer group and each executive officer’s prior year performance. To remain competitive in the marketplace for executive talent, the Committee generally sets each compensation component at the 50th percentile of the peer group.
To reinforce a pay-for-performance culture, targets for individual executive officers may be set above or below this median depending on the individual’s performance in prior years and experience in the position, as well as any applicable retention concerns.
The Committee believes that generally setting the target level of each compensation component at the 50th percentile of the peer group (subject to adjustment as noted above) and providing incentive compensation opportunities that will enable executive officers to earn above-target compensation is consistent with the objectives of our executive officer compensation policies. In particular, the Committee believes that this approach enables us to attract and retain skilled and talented executive officers to guide and lead our businesses and supports a pay-for-performance culture.
When setting annual compensation for our executive officers, the Committee considers each compensation component separately (base salary, annual cash incentive and long-term equity incentive), but its decision regarding a particular component does not necessarily impact its decision about other components.

2021 Notice and Proxy Statement▲43

COMPENSATION DISCUSSION AND ANALYSIS
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In setting compensation for executive officers that join us from other companies, the Committee evaluates both market data for the position to be filled and the candidate’s compensation history. The Committee recognizes that to successfully recruit a candidate to leave his or her current position and to join the Company, the candidate’s compensation package may have to exceed his or her current compensation, which could result in a compensation package above the median of our peer group for a period of time.

CEO Total Direct Annual Compensation
Our CEO’s total direct annual compensation is determined in the same manner as the total direct annual compensation of the other named executive officers. Our CEO’s compensation is appropriately higher than that of the other named executive officers in recognition of our CEO’s greater responsibility for managing and overseeing the Company as a global enterprise.

Total Direct Annual Compensation Targets for 2020
For 2020, the Committee established the following total direct annual compensation targets for our named executive officers based on their roles and responsibilities, prior year performance, experience in current position and competitive market data:
NAME	2020 TOTAL DIRECT ANNUAL COMPENSATION TARGET ($)
Joseph F. Woody	5,558,628
Michael C. Greiner	1,816,000
David E. Ball	825,000
Arjun R. Sarker	804,488
William D. Haydon	966,000
John W. Wesley	1,098,901
These 2020 total direct annual compensation amounts differ from the amounts shown in the Summary Compensation Table in the following ways:
•
Amounts paid or payable to Mr. Wesley are prorated for the portion of the year in which he held his position, while the amounts in the table above reflect full year targets;

•
Annual cash incentive compensation is included at the target level, while the Summary Compensation Table reflects the actual amounts earned for 2020; and

•
In setting total direct annual compensation targets, the Committee does not include deferred compensation earnings or other compensation, while those amounts are required to be included in the Summary Compensation Table.

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COMPENSATION DISCUSSION AND ANALYSIS
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EXECUTIVE COMPENSATION FOR 2020
To help achieve the objectives discussed above, our executive officer compensation program for 2020 consisted of fixed and performance-based components, as well as short-term and long-term components.
Base Salary
To attract and retain high-caliber executives, we pay our executive officers an annual fixed salary that we believe to be competitive in the marketplace.
Salary ranges and individual salaries for executive officers are reviewed annually, and salary adjustments generally are effective on April 1 of each year. In determining individual salaries, the Committee considers salary levels for similar positions at our peer group companies, as well as the executive officer’s performance and experience in his or her position. This performance evaluation is based on how the executive officer performs during the prior year against results-based objectives established at the beginning of the prior year. In general, an experienced executive officer who is performing at a satisfactory level will receive a base salary at or around the median of our peer group. However, executive officers may be paid above or below the median depending on their experience and performance. From time to time, if warranted, executive officers may receive additional salary increases because of promotions, changes in duties and responsibilities, retention concerns, or market conditions.
The following table shows the 2020 base salaries in effect for each named executive officer during the year.

NAME	2020 BASE SALARY BEFORE APRIL 1 ($)	2020 BASE SALARY AFTER APRIL 1 ($)
Joseph F. Woody	938,897	938,897
Michael C. Greiner	480,000	480,000
David E. Ball	400,000	400,000
Arjun R. Sarker	386,325	386,325
William D. Haydon(1)	—	385,000
John W. Wesley	405,563	405,563

(1)
Mr. Haydon joined the Company as of August 31, 2020.

Signing Bonuses
Mr. Greiner received a $40,000 signing bonus in 2020 in connection with assuming his new position. Similarly, Mr. Haydon received a $50,000 signing bonus in connection with his hiring.

2020 Annual Cash Incentive Program
Consistent with our pay-for-performance compensation objective, our executive compensation program includes an annual cash incentive program to motivate and reward executives to achieve annual performance objectives established by the Committee.
Target Payment Amounts And Range Of Possible Payouts For 2020 Annual Cash Incentive Program
At the beginning of the year, the Committee set each executive officer’s target payment amount (expressed as a percentage of base salary) under the 2020 annual cash incentive program. Depending on the level of achieved performance against predetermined performance goals, our executive officers may earn between 0% and 200% of their target payment amount. The Committee determined target payment amounts and range of payout based principally on competitive market data.
The following table shows the target payment amounts and range of possible payouts for each executive officer in 2020:

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COMPENSATION DISCUSSION AND ANALYSIS
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Name	Target Payment Amount(1)	Range of Potential Payout
Joseph F. Woody	115% of base salary	0% - 200% of target payment amount
Michael C. Greiner	70% of base salary	0% - 200% of target payment amount
David E. Ball	50% of base salary	0% - 200% of target payment amount
Arjun R. Sarker	50% of base salary	0% - 200% of target payment amount
William D. Haydon	60% of base salary	0% - 200% of target payment amount
John W. Wesley	60% of base salary	0% - 200% of target payment amount

(1)
Target Payment Amount is a percentage of actual base salary paid to the executive during the year.

Payment amounts under the annual cash incentive program are dependent on achieved performance measured against performance goals generally established at the beginning of the year by the Committee. These performance goals are derived from our financial goals and business objectives.
Initial 2020 Annual Cash Incentive Program
In February 2020, before the COVID-19 pandemic, the Committee approved the following performance measures and applicable weighting: (i) Adjusted Net Sales, 60%, (ii) Adjusted EBITDA, 20%, and (iii) Strategic Initiatives, 20%. The Committee decided to use Strategic Initiatives because it expected the Company to experience an unusual amount of change and transition even before the COVID-19 pandemic began.
The table below shows the performance goals and weights initially established in February 2020:

	Joseph F. Woody	Michael C. Greiner	David E. Ball	Arjun R. Sarker	John W. Wesley
Adjusted Net Sales	60%	60%	60%	60%	60%
Adjusted EBITDA	20%	20%	20%	20%	20%
Strategic Initiatives	20%	20%	20%	20%	20%
The table below explains how the Committee planned to determine Adjusted Net Sales and
Adjusted EBITDA and the rationale for the Committee’s selection of the 2020 performance measures

2020 Goal	Explanation	Reason for use as a Performance Measure
Adjusted Net Sales	Net sales for 2020 on a constant currency basis, and adjusted to eliminate corporate sales and incremental sales from our acquisition of NeoMed, Inc. and the endoClear and ambIT brands.	A key indicator of overall growth
Adjusted EBITDA	EBITDA adjusted for incremental expenses arising from the COVID-19 pandemic, restructuring charges, post-divestiture transition charges, certain litigation costs and the impact of acquisitions.	A key indicator of overall performance
Revised 2020 Annual Cash Incentive Program
Due to the impact of COVID-19 on Company operations, the Committee decided to make two related modifications to the 2020 annual incentive plan in July 2020. The Committee’s decision was based on management’s performance in response to the pandemic, and consultation with the Committee’s independent compensation consultant.
Under the first modification, the Committee decided to deem that, for the first six months of 2020, the executive officers achieved the performance goals at 100% of target for purposes of the annual cash bonus. This decision effectively ended the first six months of the annual performance period.

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Under the second modification, the Committee maintained the final six months of the 2020 annual performance period and approved the following performance metrics and related weightings for this period: (i) Adjusted Net Sales, 40%, (ii) Adjusted EBIDTA, 20%, and (iii) Strategic Initiatives, 40%. Separately, the Committee approved two additional performance metrics for Mr. Haydon (North American Pain Franchise (17%) and Global Pain Franchise (8%)), which necessitated altering the weighting of the other four performance metrics, as shown in the below table. The Committee also revised the composition and number of Strategic Initiatives.
The foregoing modifications to the annual incentive plan were designed specifically to incent management to focus on stabilizing the business during the COVID-19 pandemic, set up the Company for post-pandemic success, and meet the short-term increased demand for respiratory products arising from the pandemic.
The following table shows the modified performance metrics and weights for the second half of 2020:

	Joseph F. Woody	Michael C. Greiner	David E. Ball	Arjun R. Sarker	William D. Haydon	John W. Wesley
Adjusted Net Sales	40%	40%	40%	40%	15%	40%
Adjusted EBITDA	20%	20%	20%	20%	10%	20%
Strategic Initiatives	40%	40%	40%	40%	50%	40%
NA Pain Franchise	0%	0%	0%	0%	17%	0%
Global Pain Franchise	0%	0%	0%	0%	8%	0%
For the second half of 2020, the Committee set the following financial goals and corresponding payout percentages at the indicated level of performance:

Measure	Range of Performance Levels
	Threshold	Target	Maximum
Adjusted Net Sales (millions)	653.8	678.8	717.2
Adjusted EBITDA (millions)	53.8	69.5	93.1
Initial Payout Percentage	—%	100.0%	200.0%
The table below explains how the Committee planned to determine Adjusted Net Sales and Adjusted EBITDA and the rationale for the
Committee’s selection of the 2020 performance measures:

2020 Goal	Explanation	Reason for use as a Performance Measure
Adjusted Net Sales	Net sales for 2020 on a constant currency basis, and adjusted to eliminate corporate sales and incremental sales from our acquisition of NeoMed, Inc. and the endoClear and ambIT brands.	A key indicator of overall growth
Adjusted EBITDA	EBITDA adjusted for incremental expenses arising from the COVID-19 pandemic, restructuring charges, post-divestiture transition charges, certain litigation costs and the impact of acquisitions.	A key indicator of overall performance
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COMPENSATION DISCUSSION AND ANALYSIS
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For the second half of 2020, the Committee set the Strategic Initiatives and the corresponding initial payout percentages at the following levels:

Strategic Initiative	Scope/Definition
Cost Savings Initiative	• Deliver a defined amount of incremental SG&A and R&D savings • Deliver COVID-related savings or savings achieved in addition to the savings included in the original 2020 plan
Optimize Free Cash Flow Initiative
•
Reduce AR past-due to a defined percentage of total AR

•
Deliver AP outstanding by a defined amount of days

•
Achieve inventory reduction to a defined amount of days

•
Achieve annual capex by a defined dollar range

	Range of Performance Level
Measure	Threshold	Target	Maximum
Strategic Initiatives	—%	50%	150%
Payout Table
Achieve One Initiative	50%
Achieve Two Initiatives	150%
Actual results and actual payout percentages
As noted above, in July 2020, the Committee decided to deem that, for the first six months of 2020, the executive officers achieved the performance goals at 100% of target for purposes of the annual cash bonus.
In February 2021, the Committee determined the extent to which management met the goals for the second half of 2020 and the resulting payout. The Committee determined that in 2020 the Company’s adjusted net sales were $714.5 million and its adjusted EBITDA was $89.4 million. Based on these financial results, the Committee determined the payout percentage was 188% of the target payment amount. Further, the Committee determined that management achieved both of the Strategic Initiatives. Based on that achievement, the Committee determined the payout percentage was 150% of the target payment amount. As a whole, then, the Committee determined that the payout percentage for the second six months of 2020 was 174%.
Then, combining the payout percentage from the first six months, namely 100%, with the percentage from the second six months, namely 174%, the Committee determined that the payout percentage for the year was 137% of the target payment amount.
Annual Cash Incentive Payouts for 2020
The following table shows the payout opportunities and the actual payouts of annual cash incentives for 2020 for each of our named executive officers. Payouts were based on the payout percentages for each element, weighted for each executive as shown above.

Name	Annual Incentive Target Opportunity		Annual Incentive Maximum Opportunity		Actual 2020 Annual Incentive Payout
	% of Base Salary	Amount ($)	% of Target	Amount ($)	% of Target	Amount ($)
Joseph F. Woody	115%	1,079,731	200%	2,159,462	137.0%	1,479,232
Michael C.Greiner	70%	336,000	200%	672,000	137.0%	460,320
David E. Ball	50%	200,000	200%	400,000	137.0%	274,000
Arjun R. Sarker	50%	193,163	200%	386,326	137.0%	264,633
William D. Haydon	60%	77,875	200%	155,750	133.8%	104,197
John W. Wesley	60%	223,981	200%	447,962	137.0%	306,854
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The Committee believes that the 2020 annual incentive payout is consistent with the pay-for-
performance objective of our executive officer compensation program.

Long-Term Equity Incentive Compensation
Our executive officers receive annual long-term equity incentive grants as part of their overall compensation package. These awards are consistent with the objectives of aligning our senior leaders’ interests with the financial interests of our stockholders, focusing on our long-term success, supporting our performance-oriented environment, and offering competitive compensation packages.
Information regarding long-term equity incentive awards granted to our named executive officers can also be found under “Summary Compensation,” “Grants of Plan-Based Awards,” and “Discussion of Summary Compensation and Plan-Based Awards Tables.”
2020 Grants
In determining the 2020 long-term equity incentive award amounts for our named executive officers, the following factors were considered by the Committee, among others: the specific responsibilities and performance of the executive, business performance, retention needs, stock price performance, peer group compensation data and other market factors. Equity grants made in prior years were not considered when the Committee determined the 2020 target values or awards
Determination of Target Value for 2020 Equity Awards
Based on the factors discussed above, the Committee approved the target value for each executive officer’s 2020 equity awards. The target value was allocated between TRSUs and stock options:
•
TRSUs — 75 percent of the target grant value.

•
Stock options — 25 percent of the target grant value.

Historically, the Company granted a mix of equity awards composed of PRSUs and stock options. However, for 2020, the Company changed this mix to TRSUs and stock options. The change from PRSUs to TRSUs was due to the difficulty of setting meaningful and fair long-term performance targets on account of the economic uncertainty caused by the pandemic. The Committee believed the grant of TRSUs and stock options supported the pay-for-performance and stockholder alignment objectives of our executive officer compensation program.
In 2020, the following annual long-term equity incentive awards were granted to our named executive officers:

NAME	Target Grant Value of LTI Awards ($)	Target TRSUs Awarded ($)	Target TRSUs Awarded (#)	Target Stock Options Awarded ($)	Target Stock Options Awarded (#)
Joseph F. Woody	5,310,000	3,982,500	129,850	1,327,500	135,183
Michael C.Greiner	1,500,000	1,125,000	36,681	375,000	38,187
David E. Ball	337,500	253,125	8,253	84,375	8,592
Arjun R. Sarker	337,500	253,125	8,253	84,375	8,592
John W. Wesley	675,000	506,250	16,506	168,750	17,184
For valuation purposes, each TRSU granted was assigned a value equal to the average closing price of the Company’s common stock over ten trading days up to and including the grant date, and each stock option was assigned a value equal to the Black-Scholes value for that option on the date of grant. The TRSUs all have a three-year cliff vesting, meaning that they will vest on May 8, 2023.
Mr. Haydon was granted 6,173 TRSUs upon his hire on August 31, 2020.

Performance Goals and Potential Payouts - 2018 PRSUs
For the PRSUs granted in 2018, the actual number of shares to be received by our named executive officers could range from zero to 200 percent of the target levels established by the Committee for each executive, depending on the degree to which the performance objectives for these awards are met over a three-year period. The performance objectives for the 2018 PRSUs awards were based on relative total stockholder return (“relative TSR”) for the period January 1, 2018 through December 31, 2020, measuring the Company’s performance relative to the S&P 6-digit GICS code

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COMPENSATION DISCUSSION AND ANALYSIS
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for Healthcare Equipment and Supplies with annual revenue greater than $500 million from the most recent fiscal year. The potential payouts at varying levels of performance for the 2018 PRSUs are as described below, with payouts between the levels determined on a straight-line basis:

Goal	Threshold	Target	Maximum
Relative TSR	TSR rank below 25th Percentile	TSR rank at 50th Percentile	TSR rank at or above 75th Percentile
Payout Scale	—%	100%	200%
In February 2021, the Committee evaluated the results of the three-year performance for the 2018 PRSU’s. The Committee determined that the Company’s TSR overall rank for the three-year period ending on December 31, 2020, fell below the 25th percentile. As a result, the payout percentage for 2018 PRSU’s was 0%. The following table shows the target number of PRSUs issued to the executives in 2018, and the number of shares paid out in 2021.

NAME (1)	2018 PRSUs AWARDED (shares)	FINAL PAYOUT %	FINAL VALUE DELIVERED ($)
Joseph F. Woody	43,436	0	0
Arjun R. Sarker	619	0	0

(1)
Messrs. Greiner and Haydon are not named in this table because they were not employees of the Company in 2018, Mr. Ball is not named because his employment with the Company began in December 2018, after the 2018 PRSUs were awarded. Mr. Wesley is not named because he retired from the Company in December 2020.

Benefits and Other Compensation
Retirement Benefits
In 2020, the Company contributed on behalf of each named executive officer certain amounts to the Avanos Medical, Inc. 401(k) Plan (the “401(k) Plan”) and certain credits to the Avanos Medical, Inc. Non-Qualified 401(k) Plan (the “Non-Qualified 401(k) Plan”). The Company does not have a defined benefit pension plan in the United States, and none of our named executive officers participate in any Company defined benefit pension plans.
The 401(k) Plan and Non-Qualified 401(k) Plan are consistent with those maintained by our peer group companies and are necessary to remain competitive for recruiting and retaining executive talent. The Committee believes that these retirement benefits are important parts of our compensation program. For more information, see “Non-Qualified Deferred Compensation —  Overview of Qualified and Non-Qualified Plans” and “Pension Benefits.”

Other Compensation
We believe the perquisites provided to our executive officers are minimal and well below the median of those provided by our peer group. In addition, the Company does not provide tax reimbursement or gross-ups for perquisites offered to executive officers, except for certain relocation benefits.

Severance Pay Plan
Our Severance Pay Plan provides severance benefits to most of our U.S. hourly and salaried employees, including our named executive officers, who are involuntarily terminated under the circumstances described in the plan. The objective of this plan is to facilitate the employee’s transition to his or her next position, and not as a reward for the employee’s past service.

Executive Severance Plan
Our Executive Severance Plan provides severance benefits to eligible executives, including our named executive officers, in the event of a qualified termination of employment (as defined in the plan) in connection with a change of control.
For an eligible employee to receive a payment under this plan, two things must occur: (i) a change of control of the Company, and (ii) the executive must have been involuntarily terminated without cause or have resigned for good reason

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(as defined in the plan) within two years of the change of control (often referred to as a “double trigger”). The objective of this plan is to encourage the executive to stay with the Company in the event of a change of control transaction to ensure a smooth transition. Each of our named executive officers has entered into an agreement under the plan that expires on October 31, 2023.

ADDITIONAL INFORMATION ABOUT Our COMPENSATION PRACTICES
As a matter of sound governance, we follow certain practices with respect to our Covered Officer compensation program. We regularly review and evaluate our Covered Officer compensation practices in light of regulatory developments, market standards and other considerations.

Use of Independent Compensation Consultant
The Committee engaged Meridian Compensation Partners LLC (“Meridian”) as its independent consultant to assist it in determining the appropriate Covered Officer compensation under our compensation policies described above. Consistent with the Committee’s policy in which its independent consultant may provide services only to the Committee, Meridian had no other business relationship with the Company and received no payments from us other than fees and expenses for services to the Committee. See “Corporate Governance-Compensation Committee” for information about the use of compensation consultants.

Role of the Chief Executive Officer in Compensation Decisions
Our CEO makes a recommendation to the Committee each year on the appropriate target annual compensation for each of the other Covered Officers. The Committee makes the final determination of the target annual compensation for each such Officer, including our CEO. While our CEO typically attends Committee meetings, none of the other Covered Officers is present during the portion of the Committee’s meetings when compensation for such Officers is set. In addition, our CEO is not present during the portion of the Committee’s meetings when his compensation is set.

Adjustment of Financial Measures for Annual and Long-Term Equity Incentives
Financial measures for the annual and long-term incentive programs are developed based on expectations about our planned activities and reasonable assumptions about the performance of our key business drivers for the applicable period. From time to time, however, discrete items or events may arise that were not contemplated by these plans or assumptions. These could include accounting and tax law changes, tax credits from items not within the ordinary course of our business operations, restructuring and write-off charges, significant acquisitions or dispositions, and significant gains or losses from litigation matters.
Under the Committee’s exception guidelines regarding our annual incentive program measures, the Committee may adjust in the future the calculation of financial measures for the incentive programs to eliminate the effect of the types of items or events described above. In making these adjustments, the Committee’s policy is to seek to neutralize the impact of the unexpected or unplanned items or events, whether positive or negative, in order to provide consistent and equitable incentive payments that the Committee believes are reflective of our performance. In considering whether to make a particular adjustment under its guidelines, the Committee will review whether the item or event was one for which management was responsible and accountable, treatment of similar items in prior periods, the extent of the item’s or event’s impact on the financial measure, and the item’s or event’s characteristics relative to normal and customary business practices. Generally, the Committee will apply an adjustment to all compensation that is subject to that financial measure.

Pricing and Timing of Stock Option Grants and Timing of Performance-Based Equity Grants
Our policies and our Equity Participation Plan require stock options to be granted at no less than the closing price of our common stock on the date of grant, except for the options granted in 2014 to replace Kimberly-Clark stock options forfeited as a result of the spin-off  (which were priced to preserve the intrinsic value of the forfeited Kimberly-Clark options), and the other options granted following the spin-off in 2014 which used a five-day variable weighted price. Stock option grants to our executive officers are generally made annually at a meeting of the Committee that is

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scheduled at least one year in advance, and the grants are effective on the date of this meeting. However, if the meeting occurs during a period when we do not permit insiders to trade Company common stock (a “Blackout Period”), the stock option grants will not be effective until the first business day following the end of the Blackout Period. Our Blackout Periods end at 11:59 p.m. on the day we issue our quarterly earnings press releases. Our executives are not permitted to choose the grant date for their individual stock option grants.
The CEO has been delegated the limited authority to approve equity grants, including stock options, to employees for recruiting and special employee recognition and retention purposes. These grants may not exceed 100,000 shares in calendar year 2021. The CEO is not permitted to make any grants to any of our executive officers.

Policy on Incentive Compensation Clawback
As described in detail above, certain elements of our executive officer compensation are incentive-based. The determination of the extent to which the incentive objectives are achieved is based in part on our published financial results. The Committee has the right to reassess its determination of the performance awards if the financial statements on which it relied are restated. The Committee has the right to direct management to seek to recover from any executive officer any amounts determined to have been inappropriately received by the individual executive officer. In addition, under the Company’s Equity Participation Plan, the Committee may require awards with performance goals under the Plan to be subject to any policy we may adopt relating to the recovery of that award to the extent it is determined that performance goals relating to the awards were not actually achieved. Further, the Sarbanes-Oxley Act of 2002 mandates that the CEO and the chief financial officer reimburse us for any bonus or other incentive-based or equity-based compensation paid to them in a year following the issuance of financial statements that are later required to be restated as a result of misconduct. The Committee intends to review and revise the incentive compensation clawback policy once the SEC issues final regulations on clawbacks under the Dodd-Frank legislation enacted in 2010.

Stock Ownership Guidelines
We strongly believe that the financial interests of our board members and our executive officers should be aligned with those of our stockholders.
Accordingly, we have established the following stock ownership guidelines for our board members and executive officers:

Target Stock Ownership Amounts
Position	Ownership Level
Board Members	Five times annual cash retainer amount
Chief Executive Officer	Five times annual base salary
Other named executive officers	Two times annual base salary
In determining whether our stock ownership guidelines have been met, any restricted stock and time-vested restricted share units held are counted as owned, but performance-based restricted share units are excluded until they vest. The Committee annually reviews executive officer stock ownership levels for compliance with these guidelines.
Our board members and executive officers have five years within which to come into compliance with stock ownership guidelines. Currently, all of our board members meet the guideline requirements. The Committee expects that all of our executive officers will meet them as well based on annual grants under the Equity Participation Plan. However, the performance of our stock price and the failure of PRSUs to vest may cause one or more of the executive officers not to meet the guidelines. In response, the Committee instituted a policy requiring our executive officers to retain at least 50% of the shares acquired under our Equity Participation Plan, whether through the vesting of restricted stock units or the exercise of vested stock options, until such time as the executive officer meets our share ownership guidelines. Executive officers subject to this retention policy will be permitted to surrender shares upon vesting for payment of taxes and to pay the exercise price and taxes on stock options.

52▲2021 Notice and Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
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Other Polices Relating to Transactions in Company Securities
We require all executive officers to pre-clear transactions involving our common stock (and other securities related to our common stock) with our Legal Department.
We do not permit our executive officers to engage in transactions that hedge an executive officer’s economic risk of owning shares of our common stock. Thus, our executive officers may not engage in hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market. Our executive officers also may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. Additionally, our executives are not permitted to pledge shares of our common stock owned by them as collateral for loans or other obligations.

Corporate Tax Deduction for Executive Compensation
The United States income tax laws generally limit the deductibility of compensation paid to any of a company’s named executive officers to $1,000,000 per year. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Law”), this limitation did not apply to compensation paid to the chief financial officer or to qualified performance-based forms of compensation if certain requirements were met. Several classes of our executive compensation, including option awards and portions of our long-term equity grants to executive officers, were designed to meet the requirements for deductibility.
Among other things, the 2017 Tax Law included the chief financial officer as one of the covered employees and eliminated exceptions to the limit for qualified performance-based forms of compensation. Compensation paid to our named executive officers in excess of  $1,000,000 will no longer be deductible unless it qualifies for the transition relief provisions of the 2017 Tax Law, which are limited to certain arrangements that were in place as of November 2, 2017. Despite the fact that certain of our executive programs that were in place prior to such date were intended to qualify as performance-based compensation and have not been materially amended or modified, the Company recognizes that there is continued ambiguity in applying the 2017 Tax Law, which remains subject to further guidance. Accordingly, there can be no assurance that these awards will be fully deductible under the transition relief provisions of the 2017 Tax Law.
Although tax deductibility of compensation is preferred, it is not a primary objective of our compensation programs. In the Committee’s view, meeting the compensation objectives set forth above is more important than the benefit of being able to deduct the compensation for tax purposes. The Committee has always reserved the ability to award compensation that is not exempt from the deduction limits of 162(m).

Compensation Committee Report
In accordance with its written charter adopted by the Board, the Compensation Committee of the Company has oversight of compensation policies designed to align executive officers’ compensation with our overall business strategy, values, and management initiatives. In discharging its oversight responsibility, the Committee has retained an independent compensation consultant to advise the Committee regarding market and general compensation trends.
The Committee has reviewed and discussed the Compensation Discussion and Analysis with our management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2020.
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
William Hawkins, Chair
Heidi Kunz
Patrick O’Leary

2021 Notice and Proxy Statement▲53

COMPENSATION DISCUSSION AND ANALYSIS
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Analysis of Compensation-Related Risks
The Committee has reviewed an assessment of our compensation programs for our employees, including our executive officers, to analyze the risks arising from our compensation systems. The Committee’s independent consultant assisted with the review of our executive compensation programs.
Based on this assessment, the Committee believes that the design of our compensation programs, including our executive compensation program, does not encourage our executives or employees to take excessive risks and that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.
Several factors contributed to the Committee’s conclusion, including:
•
The Committee believes the Company maintains a values-driven, ethics-based culture supported by a strong tone at the top.

•
The performance targets for annual cash incentive programs are selected to ensure that they are reasonably attainable in a manner consistent with the Company’s business plans without encouraging executives or employees to take inappropriate risks.

•
An analysis by the Committee’s consultant indicated that our compensation programs are consistent with those of our peer group. In addition, the analysis noted that target levels for direct annual compensation are compared to the median of our peer group.
•
The Committee believes the allocation among the components of direct annual compensation provides an appropriate balance between annual and long-term incentives, total fixed, and performance-based compensation.

•
Annual cash incentives and long-term performance-based restricted share unit awards under our executive compensation program are capped at a reasonable percent of the target award, and all other material non-executive cash incentive programs are capped at reasonable levels, which the Committee believes protects against disproportionately large incentives.

•
The Committee believes the performance measures and the multi-year vesting features of the long-term equity incentive compensation component encourage participants to seek sustainable growth and value creation.

•
The Committee believes inclusion of share-based compensation through the long-term equity incentive compensation component encourages appropriate decision-making that is aligned with the long-term interests of stockholders.

•
Our stock ownership guidelines further align the interests of management and stockholders.

54▲2021 Notice and Proxy Statement

Compensation Tables
SUMMARY COMPENSATION
The following table contains information concerning compensation awarded to, earned by, or paid to the Company’s named executive officers by the Company for the years 2018 through 2020. Position titles refer to each Company named executive officer’s title at the Company effective as of December 31, 2020, or in the case of Mr. Wesley effective as of the date of his retirement. Additional information regarding the items reflected in each column follows the table.
SUMMARY COMPENSATION TABLE
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Joseph F. Woody Chief Executive Officer	2020	938,897	—	3,748,770	1,327,497	1,479,232	—	56,334	7,550,729
	2019	932,060	—	2,551,346	1,416,000	—	—	124,268	5,023,674
	2018	904,913	—	2,897,616	1,765,996	723,251	—	157,487	6,449,263
Michael C. Greiner Senior Vice President and Chief Financial Officer	2020	480,000	40,000(2)	1,558,995	374,996	460,320	—	325,892	3,240,203
David E. Ball Senior Vice President, Global Supply Chain and Procurement	2020	400,000	—	238,264	84,373	274,000	—	23,000	1,019,637
	2019	400,000	—	162,159	90,004	—	—	392,300	1,044,463
Arjun R. Sarker Senior Vice President, International	2020	386,325	—	238,264	84,373	264,633	—	30,017	1,003,612
	2019	384,431	140,000(1)	162,159	90,004	—	—	60,204	696,798
	2018	399,957	129,000(1)	211,897	16,127	115,374	—	246,577	1,118,933
William D. Haydon Senior Vice President and General Manager, Pain Franchise	2020	129,792	50,000(2)	200,005		104,197	—	53,370	537,364
John W. Wesley Senior Vice President and General Counsel	2020	373,302	—	476,528	168,747	306,854	—	1,025,273	2,350,705
	2019	402,609	—	324,318	179,997	—	—	34,008	940,932
	2018	393,750	—	368,306	179,996	164,194	—	47,354	1,153,600

(1)
Mr. Sarker’s bonus in 2019 consisted of  (i) a cash retention award payment of  $75,000, pursuant to his 2017 offer letter when he joined the Company, and (ii) a cash award payment of  $65,000 pursuant to his 2018 offer letter when he was promoted to the role of Senior Vice President, International. His 2018 offer letter provided for payment of a cash award in 2018 and 2019 to offset the higher cost of living in the United States in connection with his relocation from Singapore.

(2)
Mr. Greiner and Mr. Haydon each received a cash bonus in conjunction with their employment offer.

Salary. The amounts in this column represent base salary earned during the year.
Bonus. The amounts in this column reflect cash payments to Messrs. Greiner, Sarker, and Haydon in connection with assuming their respective new positions.
Stock Awards and Option Awards. The amounts in these columns reflect the grant date fair value, computed in accordance with ASC Topic 718, of restricted share unit awards and stock options, respectively, granted under the Avanos Medical, Inc. Equity Participation Plan in 2020, 2019, and 2018. See Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.
2021 Notice and Proxy Statement▲55

Compensation Tables
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For awards that are subject to performance conditions, their value was based on the closing stock price as of the applicable grant date, as well as their value on that basis and assuming that the highest level of performance conditions are achieved, is set forth below:
NAME(1)	YEAR(2)	STOCK AWARDS AT GRANT DATE VALUE ($)	STOCK AWARDS AT HIGHEST LEVEL OF PERFORMANCE CONDITIONS ($)
Joseph F. Woody	2019	2,124,000	4,248,000
	2018	2,124,000	4,248,000
David E. Ball	2019	135,000	270,000
Arjun R. Sarker	2019	135,000	270,000
	2018	32,250	64,500
John W. Wesley	2019	270,000	540,000
	2018	270,000	540,000

(1)
Messrs. Greiner and Haydon are not named in this table because they have not received awards subject to performance conditions.

(2)
No awards subject to performance conditions were granted in 2020.

Non-Equity Incentive Plan Compensation. The amounts in this column are the annual cash incentive payments described above in “Compensation Discussion and Analysis.” These amounts were earned during the years indicated and were paid to the Company’s named executive officers in February or March of the following year.
Change in Pension Value and Nonqualified Deferred Compensation Earnings. Each of the Company’s named executive officers participated in the Avanos Medical Supplemental 401(k) Plan, a non-qualified defined contribution plan. Earnings on each of these plans are not included in the Summary Compensation Table because the earnings were not above-market or preferential. See “Nonqualified Deferred Compensation” below for a discussion of this plan and each named executive officer’s earnings under the plan in 2020.
All Other Compensation. All other compensation consists of the following:
NAME	YEAR	PERQUISITES ($)(1)	DEFINED CONTRIBUTION PLAN AMOUNTS ($)(2)	SEPARATION- RELATED PAYMENTS ($)(3)	TAX Reimbursements ($)(4)	TOTAL ($)
Joseph F. Woody	2020	—	56,334	—	—	56,334
	2019	—	99,319	—	24,949	124,268
	2018	41,189	107,342	—	8,956	157,487
Michael C. Greiner	2020	146,662	31,200	—	148,030	325,892
David E. Ball	2020	—	23,000	—	—	23,000
	2019	298,047	24,342	—	69,910	392,300
Arjun R. Sarker	2020	7,803	22,214	—	—	30,017
	2019	4,404	38,388	—	17,412	60,204
	2018	127,313	12,728	—	106,537	246,577
William D. Haydon	2020	15,280	10,788	—	27,303	53,370
John W. Wesley	2020	—	23,754	1,001,519	—	1,025,273
	2019	—	34,008	—	—	34,008
	2018	—	47,354	—	—	47,354

(1)
Perquisites. Perquisites for Messrs. Woody, Greiner, Ball, Sarker and Haydon included reimbursement for expenses in connection with their relocation to the Atlanta area to assume their management roles. Perquisites for Mr. Woody also included payment to outside counsel for representing Mr. Woody in his individual capacity with respect to Company matters in 2018.

(2)
Defined Contribution Plan Amounts. Matching contributions were made under the Avanos Medical 401(k) Plan and Supplemental 401(k) Plan in each year for each named executive officer, except that contributions were made in 2018 for Mr. Sarker under the laws applicable to the Central Provident Fund in Singapore, a program that is a broad-based statutory retirement program available to all Singapore citizens.

56▲2021 Notice and Proxy Statement

Compensation Tables
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(3)
Separation-Related Payments. The amount shown reflects a severance payment to Mr. Wesley under the Severance Pay Plan when he retired from the company in 2020.

(4)
Tax Reimbursements -. The amounts shown for Messrs. Woody, Greiner, Ball, Haydon and Sarker reflect tax reimbursement under our executive relocation program in connection with their relocation to the Atlanta area to assume their new roles, as applicable. The amounts shown for Messrs. Woody and Sarker in 2019 also reflect reimbursement for taxes attributable to non-cash income for attendance at an event awarded to top commercial performers.

GRANTS OF PLAN-BASED AWARDS
The following table sets forth Company plan-based awards granted to the Company’s named executive officers during 2020 on a grant-by-grant basis.
Grants Of Plan-Based Awards In 2020
NAME	GRANT TYPE	DATE COMMITTEE TOOK ACTION(2)	GRANT DATE(3)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(4) (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($ / SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)(5)
				THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Joseph F. Woody	Time-based RSUs	4/27/2020	5/7/2020	—	—	—	—	—	—	129,850	—	—	$3,748,770
	Time-vested stock option	4/27/2020	5/7/2020	—	—	—	—	—	—	—	135,183	28.87	1,327,497
	Annual cash incentive award	—	—	—	1,079,731	2,159,462	—	—	—	—	—	—	—
Michael C. Greiner	Time-based RSUs(6)	1/2/2020	1/2/2020	—	—	—	—	—	—	14,702	—	—	500,015
	Time-based RSUs	4/27/2020	5/7/2020	—	—	—	—	—	—	36,681	—	—	1,058,980
	Time-vested stock option	4/27/2020	5/7/2020	—	—	—	—	—	—	—	38,187	28.87	374,996
	Annual cash incentive award	—	—	—	336,000	672,000	—	—	—	—	—	—	—
David E. Ball	Time-based RSUs	4/27/2020	5/7/2020	—	—	—	—	—	—	8,253	—	—	238,264
	Time-vested stock option	4/27/2020	5/7/2020	—	—	—	—	—	—		8,592	28.87	84,373
	Annual cash incentive award	—	—	—	200,000	400,000	—	—	—	—	—	—	—
Arjun R. Sarker	Time-based RSUs	4/27/2020	5/7/2020	—	—	—	—	—	—	8,253	—	—	238,264
	Time-vested stock option	4/27/2020	5/7/2020	—	—	—	—	—	—	—	8,592	28.87	84,373
	Annual cash incentive award	—	—	—	193,163	386,326	—	—	—	—	—	—	—
William D. Haydon	Time-Based RSUs(6)	8/31/2020	8/31/2020	—	—	—	—	—	—	6,173	—	—	200,005
	Annual cash incentive award	—	—	—	77,875	155,750	—	—	—	—	—	—	—
John W. Wesley	Time-based RSUs	4/27/2020	5/7/2020	—	—	—	—	—	—	16,506	—	—	476,528
	Time-vested stock option	4/27/2020	5/7/2020	—	—	—	—	—	—	—	17,184	28.87	168,747
	Annual cash incentive award	—	—	—	223,981	447,962	—	—	—	—	—	—	—

(1)
Represents the potential annual performance-based incentive cash payments each named executive officer could earn in 2020. These awards were granted under the Company’s annual cash incentive program. Actual amounts earned in 2020 were based on the 2020 objectives established by the Compensation Committee. See “Compensation Discussion and Analysis.” At the time of the grant, the incentive payment could range from the threshold amount (i.e., zero) to the maximum amount depending on the extent to which the 2020 objectives were met. See “Target Payment Amounts And Range Of Possible Payouts For 2020 Annual Cash Incentive Program.” The actual amounts paid in 2021 based on the 2020 objectives are set forth in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

(2)
The Committee determined performance targets for the annual cash incentive plan and for performance-based RSUs at its meeting on February 24, 2020. However, due to the COVID-19 pandemic’s effects on the Company and its operating plans, the Committee approved awards of time-based RSUs in lieu of performance-based RSUs at its meeting on April 27, 2020. The Committee also revised the targets for the annual cash incentive plan at its meeting on July 27, 2020.

2021 Notice and Proxy Statement▲57

Compensation Tables
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(3)
The grant date for each equity award is the effective date of each grant approved by the Compensation Committee. If the date on which the Committee takes action to approve a grant occurs during a blackout period, the grant is made effective as of a later date when the blackout period has expired. Our blackout periods typically expire at 11:59 p.m. Eastern time on the day after we publicly release the results of the prior quarter.

(4)
Due to market volatility caused by the COVID-19 pandemic, the number of time-based RSUs awarded was determined using an average closing price of the Company’s common stock over ten trading days up to and including the grant date.

(5)
The grant date fair value for each equity award is determined in accordance with ASC Topic 718. See Note 13 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.

(6)
Time vested restricted share units were granted under the Equity Participation Plan to Mr. Greiner on January 2, 2020 as a signing bonus when he was appointed as the Company’s Chief Financial Officer. Similarly, time vested restricted share units were granted under the Equity Participation Plan to Mr. Haydon on August 31, 2020 as a signing bonus when he was appointed as the Company’s Senior Vice President and General Manager, Pain Franchise.

DISCUSSION OF SUMMARY COMPENSATION AND PLAN-BASED AWARDS TABLES
The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards in 2020 table was paid or awarded, are described in the “Compensation Discussion and Analysis” above.

OUTSTANDING EQUITY AWARDS
The following table provides information about outstanding Company equity awards for the named executive officers as of December 31, 2020. The 2020, 2019, 2018 and 2017 awards were part of our annual long-term incentive compensation awards. The 2015 awards were part of our annual long-term incentive compensation awards or our 2015 Grow to Greatness awards. The 2014 awards were related to our spin-off from Kimberly-Clark Corporation on October 31, 2014. All amounts shown in the table reflect outstanding equity awards granted under our Equity Participation Plan.

58▲2021 Notice and Proxy Statement

Compensation Tables
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OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2020
		OPTION AWARDS(1)				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)(2)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(3)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(4)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(4)
Joseph F. Woody	5/7/2020	—	135,183	$28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	129,850	$5,957,518	—	—
	5/8/2019	36,620	85,449	$43.59	5/8/2029	—	—	—	—
	5/8/2019	—	—	—	—	—	—	48,727	$2,235,595
	5/3/2018	15,339(5)	10,227(5)	$52.10	5/3/2028	—	—	—	—
	5/3/2018	62,059	41,374	$52.10	5/3/2028	—	—	—	—
	6/26/2017	149,053	—	$39.93	6/26/2027	—	—	—	—
Michael C. Greiner	5/7/2020	—	38,187	$28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	36,681	$1,682,924	—	—
	1/2/2020	—	—	—	—	14,702(6)	$674,528	—	—
David E. Ball	5/7/2020	—	8,592	$28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	8,253	$378,648	—	—
	5/8/2019	2,327	5,432	$43.59	5/8/2029	—	—	—	—
	5/8/2019	—	—	—	—	—	—	3,097	$142,090
	12/17/2018	—	—	—	—	4,728	$216,921	—	—
Arjun R. Sarker	5/7/2020	—	8,592	$28.87	5/7/2030	—	—	—	—
	5/7/2020	—	—	—	—	8,253	$378,648	—	—
	5/8/2019	2,327	5,432	$43.59	5/8/2029	—	—	—	—
	5/8/2019	—	—	—	—	—	—	3,097	$142,090
	5/3/2018	706	472	$52.10	5/3/2028	—	—	—	—
	5/3/2018	—	—	—	—	310	$14,223	—	—
	5/3/2018	—	—	—	—	2,879(7)	$132,089	—	—
	5/3/2017	2,104	—	$36.74	5/3/2027	—	—	—	—
William D. Haydon	8/31/2020	—	—	—	—	6,173(8)	$283,217	—	—
John W. Wesley	5/7/2020	17,184	—	$28.87	12/1/2025	—	—	—	—
	5/8/2019	15,517	—	$43.59	12/1/2025	—	—	—	—
	5/8/2019	—	—	—	—	—	—	3,269	$149,982
	5/3/2018	13,148	—	$52.10	12/1/2025	—	—	—	—
	5/3/2017	22,447	—	$36.74	12/1/2025	—	—	—	—
	5/5/2016	25,974	—	$29.48	12/1/2025	—	—	—	—
	5/5/2015	12,821	—	$45.53	5/5/2025	—	—	—	—
	3/5/2015	11,416	—	$45.47	3/5/2025	—	—	—	—
	11/7/2014	2,200	—	$37.88	11/7/2024	—	—	—	—

(1)
Stock options generally become exercisable in three annual installments of 30 percent, 30 percent and 40 percent, beginning on the first anniversary of the grant date. All options become exercisable for three years upon death or total and permanent disability and for the earlier of five years or the remaining term of the options, upon retirement of the officer. In addition, options generally become exercisable upon a termination of employment following a change of control, and options granted to the named executive officers are subject to the Executive Severance Plan. See “Potential Payments on Termination or Change of Control” below. The options may be transferred by the officers to family members or certain entities in which family members have interests.

(2)
The option price per share is equal to the closing price per share of the Company’s common stock at grant date, except for 2014 replacement options which have a grant price intended to preserve the intrinsic value of the forfeited Kimberly-Clark options being replaced, and options granted immediately following the spin-off in 2014 which were priced using a weighted average closing price for the first five trading days following the effective date of the spin-off.

2021 Notice and Proxy Statement▲59

Compensation Tables
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(3)
The amounts shown reflect outstanding time-based restricted share units. The values are based on the closing price of our common stock on December 31,2020 of  $45.88 per share.

(4)
The amounts shown reflect outstanding performance-based restricted share units. The values in these columns are based on the closing price of our common stock on December 31,2020 of  $45.88 per share. The values assume the performance-based restricted share units will payout at target. As of December 31, 2020, the performance-based share units issued in 2019 are on pace to payout at 54% percent.

(5)
Stock options granted to Mr. Woody, with a grant date value of  $350,000, in recognition of exceptional performance in closing the divestiture of the S&IP business in 2018.

(6)
Time-vested restricted share units granted under the Equity Participation Plan to Mr. Greiner on January 2, 2020 as a signing bonus when he was appointed as the Company’s Chief Financial Officer.

(7)
Time-vested restricted share units granted under the Equity Participation Plan to Mr. Sarker on May 3, 2018 as a signing bonus when he agreed to assume his role as Senior Vice President, International.

(8)
Time-vested restricted share units granted under the Equity Participation Plan to Mr. Haydon on August 31, 2020 as a signing bonus when he was appointed as the Company’s Senior Vice President and General Manager, Pain Franchise.

Option Exercises and Stock Vested
The following table sets forth information concerning Company stock options exercised and stock awards vested during 2020 for the Company’s named executive officers.

OPTION EXERCISES AND STOCK VESTED IN 2020:
	OPTION AWARDS		STOCK AWARDS
NAME(1)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Joseph F. Woody	—	—	8,348	239,254
Arjun R. Sarker	—	—	510	15,846
John W. Wesley	—	—	5,502	230,589

(1)
Messrs. Greiner, Ball and Haydon are not included on this table because they had no stock awards vest or options exercised in the year ended December 31, 2020.

(2)
The dollar amounts in this column reflect the total pre-tax value received by the named executive officers upon the vesting of time-based restricted share units (number of shares vested times the closing price of the Company’s common stock on the vesting date), including cash paid in lieu of fractional shares. It is not the grant date fair value disclosed in other locations in this proxy statement.

Pension Benefits
The Company does not offer a pension plan in the United States, and none of the Company’s executive officers participate in a Company pension plan.

Nonqualified Deferred Compensation
The following table sets forth information concerning the Company’s nonqualified defined contribution plan and deferred compensation plans for the Company’s named executive officers during 2020.

2020 Nonqualified Deferred Compensation
NAME	PLAN	COMPANY CONTRIBUTIONS IN 2020 ($)(1)	AGGREGATE EARNINGS IN 2020 ($)(2)	AGGREGATE BALANCE AT DECEMBER 31, 2020
Joseph F. Woody	Non-Qualified 401(k) Plan	56,334	30,495	275,666
Michael C. Greiner	Non-Qualified 401(k) Plan	31,200	1,175	15,275
David E. Ball	Non-Qualified 401(k) Plan	23,000	1,237	14,886
Arjun R. Sarker	Non-Qualified 401(k) Plan	22,214	3,291	31,204
William D. Haydon	Non-Qualified 401(k) Plan	10,788	—	—
John W. Wesley	Non-Qualified 401(k) Plan	23,754	86,248	613,579

(1)
Contributions consist of amounts accrued but not yet paid by the Company under the Avanos Medical Non-Qualified 401(k) Plan. These amounts are included in the Summary Compensation Table and represent a portion of the Defined Contribution Plan Payments included in All Other Compensation.

60▲2021 Notice and Proxy Statement

Compensation Tables
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(2)
The amounts in this column show the changes in the aggregate account balance for the Company’s named executive officers during 2020 that are not attributable to company contributions. Aggregate earnings are not included in the Summary Compensation Table because the earnings are not above-market or preferential.

Overview of Qualified and Non-Qualified Plans. The following is an overview of the Company’s qualified and non-qualified plans offered to our executive officers as of December 31, 2020.

	Avanos Medical 401(k) Plan	Avanos Medical Non-Qualified 401(k) Plan
Purpose	To assist employees in saving for retirement	To provide benefits to the extent necessary to fulfill the intent of the Avanos Medical 401(k) Plan without regard to the limitations imposed by the Code on qualified defined contribution plans
Eligible participants	Most employees	Salaried employees impacted by limitations imposed by the Code on the Avanos Medical 401(k) Plan
Is the plan qualified under the Code?	Yes	No
Can employees make contributions?	Yes	No
Does the Company make contributions or match employee contributions?	The Company matches 100% of employee contributions, to a yearly maximum of 6% of eligible compensation.	The Company provides credit to the extent the Company’s contributions to the Avanos Medical 401(k) Plan are limited by the Code
When do account balances vest?	Immediately	Immediately
How are account balances invested?	Account balances are invested in certain designated investment options selected by the participant	Account balances are credited with earnings and losses as if such account balances were invested in certain designated investment options selected by the participant
When are account balances distributed?
Distributions of the participant’s vested account balance are only available after termination of employment. Loans, hardship and certain other withdrawals are allowed prior to termination of employment for certain vested amounts under the Avanos Medical 401(k) Plan
Distributions of the participant’s vested account balance are payable after termination of employment.
The Avanos Medical Non-Qualified 401(k) Plan is not funded and represents a general obligation of the Company.
POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL
The Company’s executive officers are eligible to receive certain benefits in the event of termination of employment, including following a change of control of the Company. This section describes various termination scenarios as well as the payments and benefits payable under those scenarios.

Severance Benefits
2021 Notice and Proxy Statement▲61

Compensation Tables
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The Company maintains two severance plans that cover its executive officers, depending on the circumstances that result in their termination. Those plans include the Executive Severance Plan, which is applicable when an executive officer is terminated following a change of control, and the Severance Pay Plan, which is applicable in the event of certain other involuntary terminations. An executive officer may not receive severance payments under more than one of the plans described below.
Executive Severance Plan. The Company’s Board of Directors determines the eligibility criteria for participation in the Executive Severance Plan. The Company has entered into an agreement under this plan with each of its named executive officers. The agreements provide that, in the event of a “Qualified Termination of Employment” (as described below), the executive officers will each receive a cash payment in an amount equal to the sum of:
•
For the CEO, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs, and for any other executive officer, one and one-half times the target full annual cash incentive award for the year in which the Qualified Termination of Employment occurs,

•
The value of any outstanding RSUs and stock option awards, based on the closing price of the Company’s common stock at the date of the Qualified Termination of Employment,

•
The value of the employer match each executive officer would have received if he or she had remained employed an additional two years under the Avanos Medical 401(k) Plan and Avanos Medical Non-Qualified 401(k) Plan, and

•
For the CEO, two times the value of the amount of COBRA premiums for medical and dental coverage and for any other executive officer, one and one-half times the value of the amount of COBRA premiums for medical and dental coverage.

A “Qualified Termination of Employment” is a separation from service within two years following a change of control of the Company (as defined in the plan) either involuntarily without cause or by the participant with good reason (as defined in the plan). In addition, any involuntary separation from service without cause within one year before a change of control will also be determined to be a
Qualified Termination of Employment if it is in connection with, or in anticipation of, a change of control.
The current agreements with each executive officer expire on October 31, 2023, unless extended by the Company’s Compensation Committee.
The Executive Severance Plan provides that the executive officers are not entitled to a tax gross-up if they incur an excise tax due to the application of Section 280G of the Code. Instead, payments and benefits payable to an executive officer will be reduced to the extent doing so would result in the officer retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.
The agreements with the executive officers provide that they will retain in confidence any confidential information known to them concerning the Company and the Company’s business so long as such information is not publicly disclosed.
Severance Pay Plan. The Company’s Severance Pay Plan generally provides eligible employees (including the Company’s named executive officers) severance payments and benefits in the event of certain involuntary terminations. Benefits under the Severance Pay Plan depend on the participants’ employee classification.
Under the Severance Pay Plan, if an executive officer’s employment was involuntarily terminated, he or she would receive:
•
For the CEO, two times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs, and for any other executive officer, one and one-half times the sum of annual base salary and the target full annual cash incentive award for the year in which the termination occurs,

•
Six months of COBRA premiums for medical coverage, and

•
Six months of outplacement services and three months of participation in Avanos Medical’s employee assistance program.

Severance pay under the Severance Pay Plan will not be paid to any participant who is terminated for cause (as defined in the plan), is terminated during a period in which the participant is not actively at work for more than 25 weeks (except to the extent otherwise required by law), voluntarily quits or retires, dies or is offered a comparable position (as defined in the plan).

62▲2021 Notice and Proxy Statement

Compensation Tables
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A named executive officer must execute a full and final release of claims against the Company within a specified period of time following termination to receive severance benefits under the Severance Pay Plan. If the release has been timely executed, severance benefits are payable as a lump sum cash payment no later than 60 days following the participant’s termination date.
Retirement, Death and Disability
Retirement. Retirement is defined as separation from service on or after the age of 60 with five years of service, or on or after age 55 with ten years of service. Years of service at Kimberly-Clark prior to the spin-off are considered years of service for the definition of retirement. In the event of retirement, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of five years or the remaining term of the options,

•
Performance-based restricted share units outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the performance period,

•
Time-vested restricted share units will vest pro rata, based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the annual cash incentive program as determined by the Compensation Committee in its discretion.

Death. In the event of death while an active employee, the following benefits are payable:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

•
Performance-based restricted share units outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period,

•
Time-vested restricted share units will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the restricted period,
•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion, and

•
Payment of benefits under the Company’s group life insurance plan (which is available to all salaried employees in the United States) equal to two times the participant’s annual pay, up to $1 million (plus any additional coverage of three, four, five or six times the participant’s annual pay, in increments of up to $1 million each, purchased by the participant at group rates). The Company-provided and employee-purchased benefits cannot exceed $6 million.

Disability. In the event of a separation from service due to a total and permanent disability, as defined in the applicable plan, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

•
Performance-based restricted share units outstanding more than six months after the date of grant will vest pro rata based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period,

•
Time-vested restricted share units will vest pro rata based on the number of full days of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the annual cash incentive program, as determined by the Compensation Committee in its discretion,

•
Continuing coverage under the Company’s group life insurance plan (available to all U.S. salaried employees), with no requirement to make monthly contributions toward coverage during disability, and

•
Payment of benefits under the Company’s Long-Term Disability Plan (available to all U.S. salaried employees). Long-term disability under the plan would provide income protection of monthly base pay, ranging from a minimum monthly benefit

2021 Notice and Proxy Statement▲63

Compensation Tables
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of  $50 to a maximum monthly benefit of $20,000. Benefits are reduced by the amount of any other Company or government-provided income benefits received (but will not be lower than the minimum monthly benefit).
Potential Payments on Termination or Change of Control Table
The following table presents the approximate value of  (1) the severance benefits for the named executive officers under the Executive Severance Plan had a Qualified Termination of Employment under that plan occurred on December 31, 2020; (2) the severance benefits for the named executive officers under the Severance Pay Plan if an involuntary termination had occurred on December 31, 2020; (3) the benefits that would have been payable on the death of the named executive officers on December 31, 2020; (4) the benefits that would have been payable on the total and permanent disability of the named executive officers on December 31, 2020; and
(5) the payment to Mr. Wesley based on his retirement on December 1, 2020. If applicable, amounts in the table were calculated using the closing price of the Company’s common stock on December 31, 2020 of  $45.88 per share.
Because none of the Company’s named executive officers were eligible to retire as of December 31, 2020, potential payments assuming retirement on that date are not included for them.
The value of benefits that already were vested as of December 31, 2020, such as vested but unexercised stock options and the balances of the executive officers’ accounts under the Company’s 401(k) Plan and Supplemental 401(k) Plan, are not included in the table. The amounts presented in the table are in addition to such amounts. For information about these previously earned and accrued amounts, see the “Summary Compensation Table,” “Outstanding Equity Awards,” “Option Exercises and Stock Vested,” and “Nonqualified Deferred Compensation.”

64▲2021 Notice and Proxy Statement

Compensation Tables
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NAME	CASH PAYMENT ($)	EQUITY WITH ACCELERATED VESTING(1) ($)	ADDITIONAL RETIREMENT BENEFITS(2) ($)	CONTINUED BENEFITS AND OTHER AMOUNTS(3)(4) ($)	TOTAL ($)
Joseph F. Woody
Qualified Termination of Employment in connection with a Change in Control(5)	5,116,986	10,688,254	112,668	35,448	15,953,356
Involuntary termination absent a Change in Control(6)	5,116,986	—	—	13,043	5,130,029
Death(7)(8)	2,479,232	6,910,232	—	—	9,389,464
Disability	1,479,232	6,910,232	—	—	8,389,464
Michael C. Greiner
Qualified Termination of Employment in connection with a Change in Control(5)	1,560,000	3,007,013	62,400	36,314	4,665,727
Involuntary termination absent a Change in Control(6)	1,560,000	—	—	16,029	1,576,029
Death(7)(8)	1,420,320	1,239,574	—	—	2,659,894
Disability	460,320	1,239,574	—	—	1,699,894
David E. Ball
Qualified Termination of Employment in connection with a Change in Control(5)	1,100,000	896,248	46,000	26,576	2,068,824
Involuntary termination absent a Change in Control(6)	1,100,000	—	—	13,039	1,113,039
Death(7)(8)	1,074,000	466,721	—	—	1,540,721
Disability	274,000	466,721	—	—	740,721
Arjun R. Sarker
Qualified Termination of Employment in connection with a Change in Control(5)	1,062,394	1,108,856	44,427	36,314	2,251,991
Involuntary termination absent a Change in Control(6)	1,062,394	—	—	16,029	1,078,423
Death(8)(9)	1,037,333	474,381	—	—	1,511,714
Disability	264,633	474,381	—	—	739,014
William D. Haydon
Qualified Termination of Employment in connection with a Change in Control(5)	1,001,875	283,217	21,575	36,314	1,342,981
Involuntary termination absent a Change in Control(6)	1,001,875	—	—	16,029	1,017,904
Death(7)(8)	874,197	31,555	—	—	905,752
Disability	104,197	31,555	—	—	135,752

(1)
Assumes that performance-based restricted stock units would vest at target level.

(2)
Includes the value of two additional years of employer contributions under the Avanos Medical 401(k) Plan and the Avanos Medical Supplemental 401(k) Plan, pursuant to the terms of the Executive Severance Plan.

(3)
Includes an amount equal to 24 months of COBRA medical and dental coverage for Mr. Woody and 18 months of COBRA medical and dental coverage for the other named executive officers.

(4)
Equals six months of COBRA medical coverage and outplacement services and three months of employee assistance program.

(5)
Represents amounts payable under the Avanos Medical Executive Severance Plan.

(6)
Benefits payable under the Avanos Medical Severance Pay Plan.

(7)
Balances in each executive’s accounts under the Avanos Medical 401(k) Plan and the Avanos Medical Non-Qualified 401(k) Plan are excluded because the payout of those balances upon death is a benefit available to all U.S. salaried employees.

2021 Notice and Proxy Statement▲65

Compensation Tables
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(8)
For death, includes the payment of benefits under the Company’s group life insurance plan (which is available to all U.S. salaried employees). For death and disability, assumes the Compensation Committee would approve payment under the annual cash incentive program for 2020 at the actual award level discussed in Compensation Discussion and Analysis. The cost of continued coverage under the Company’s group life insurance plans has been excluded from the table because the benefit is available to all U.S. salaried employees and does not discriminate in scope or terms or operation in favor of our named executive officers. Figures also do not include benefits payable under Avanos Medical’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would be dependent on the life span of the Company’s named executive officer and the value of any Company or government-provided income benefits received.

RATIO OF CEO COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION
The 2020 compensation disclosure ratio of the median annual total compensation of all Company employees worldwide to the annual total compensation of the Company’s CEO is as follows:

Category	2020 Total Compensation and Ratio ($)
Annual total compensation of Mr. Woody (A)	7,550,729
Median annual total compensation of all employees worldwide (excluding Mr. Woody) (B)	6,359
Ratio of A to B	1,187:1
The Company identified the median employee by examining the following compensation elements for all individuals, excluding Mr. Woody: current base salary, 2020 bonus paid in 2021, grant date value of 2020 long-term grants, trailing 12 months of commissions, and overtime. The Company determined the median employee based on its workforce as of December 31, 2020, and included all full-time and part-time employees. After identifying the median employee, who is based in
Mexico, the Company calculated annual total compensation for such employee using the same methodology used for named executive officers as set forth in the Summary Compensation Table. The Company’s compensation disclosure ratio may not be comparable to those disclosed by other companies based on a number of factors, including differences in employee populations, different geographic distributions of employees, and the nature of the companies’ businesses.

66▲2021 Notice and Proxy Statement

PROPOSAL 4.
ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
This proposal gives stockholders the opportunity to indicate, on a non-binding advisory basis, how frequently we should seek an advisory “say on pay” vote. By voting on this proposal, stockholders can indicate whether they would prefer an advisory vote on named executive compensation every one, two, or three years, or they may abstain from voting.
After consideration, our Board of Directors has determined that, consistent with our practice to date, an advisory “say on pay” vote that occurs every year is the most appropriate alternative for the Company. Our Board therefore recommends that you vote for voting on a one-year interval. You are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate your own choice among the frequency alternatives.
In formulating its recommendation, our Board considered that an annual advisory vote on named executive compensation will allow stockholders to provide us with direct input on our compensation objectives, policies and practices as disclosed in the proxy statement every year.
The selection of one of the three frequency alternatives requires the affirmative vote of a majority of shares that are present (in person or by proxy) at the virtual Annual Meeting. If this proposal does not receive the required stockholder vote, the Board will view the frequency alternative that receives the greatest number of votes as the selection of the stockholders. However, because this vote is advisory and not binding on our Board or Company in any way, our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on named executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors unanimously recommends a vote FOR the option of every ONE YEAR as the frequency with which stockholders are provided an advisory vote on the compensation of our named executive officers.

2021 Notice and Proxy Statement▲67

PROPOSAL 5.
APPROVAL OF OUR 2021 LONG TERM INCENTIVE PLAN
We are asking stockholders to approve the Avanos Medical, Inc. 2021 Equity Participation Plan (the 2021 Plan), which was approved by our Board of Directors on February 11, 2021, subject to stockholder approval at the Annual Meeting. The 2021 Plan will become effective as of the date it is approved by stockholders.
The 2021 Plan is intended to serve as the successor to our Amended and Restated Equity Participation Plan (the Prior Plan). As of March 5, 2021, there were approximately 2,489,976 shares of our common stock subject to outstanding awards under the Prior Plan. As of such date, there were approximately 657,766 shares of our common stock reserved and available for future awards under the Prior Plan.
If the 2021 Plan is approved, a total of 1,000,000 shares will be reserved and available for issuance pursuant to the grant of new awards under the 2021 Plan. All future equity awards will be made from the 2021 Plan, and the Company will not grant any additional awards under the Prior Plan.
The Compensation Committee believes the number of shares available for future awards under the Prior Plan will not be sufficient to make the grants it believes will be needed over the next few years to provide adequate long-term equity incentives to our key employees, consultants, and advisors. Considering our historical grant practices, we believe we have been judicious in our share usage under the Prior Plan, and mindful of potential stockholder dilution. Approval of the 2021 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders. Based on the number of requested shares to be reserved under the 2021 Plan and on our anticipated future grant cycles, we expect that the share reserve will be sufficient to cover future equity incentive awards for approximately 3 years.
A summary of the 2021 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2021 Plan, which is attached to this proxy statement as Appendix B.

Promotion of Sound Corporate Governance Practices
We designed the 2021 Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, consultants and advisors with the interests of stockholders and the Company. These features include, but are not limited to, the following:
• No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
• Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders, including the exchange for cash or another award or by a cash repurchase of “underwater” awards.
• Minimum Vesting Requirements. Subject to certain limited exceptions, awards granted under the 2021 Plan are subject to a minimum vesting period of one year or will be granted solely in exchange for foregone cash compensation.
• No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award count against the number of shares remaining available under the 2021 Plan.
• No Single-Trigger Change of Control Vesting. If awards granted under the 2021 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.
• No Tax Gross-Ups. The 2021 Plan does not provide for any tax gross-ups.
• Awards Subject to Clawback Policy. Awards under the 2021 Plan are subject to the Company’s

68▲2021 Notice and Proxy Statement

Proposal 5. Approval of our 2021 long term incentive plan
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clawback policy or any other compensation recoupment policy that the Company may adopt from time to time.
Key Data Relating to Outstanding Equity Awards and Shares Available
The following table includes information regarding outstanding equity awards and shares available for future awards under the Prior Plan as of March 5 ,2021 (and without giving effect to approval of the 2021 Plan under this Proposal):
Total shares underlying outstanding stock options	1,452,536
Total shares underlying outstanding unvested time-based full value awards	543,436
Total shares underlying outstanding unvested performance-based full value awards(1)	194,004
Total shares underlying all outstanding awards(2)	2,489,976
Weighted average exercise price of outstanding stock options	$39.68
Weighted average remaining contractual life of outstanding stock options	6.4 years
Total shares currently available for grant of new awards	657,766
Common Stock outstanding as of January 29, 2021	47,964,459
Market price of Common Stock as of January 29, 2021	$45.30

(1)
Assumes performance-based awards will vest and pay out based on maximum performance levels being achieved.

(2)
This total includes 300,000 shares that are not yet outstanding but will be granted prior to the date of the Annual Meeting.

Summary of the 2021 Plan
Purpose and Eligibility.The 2021 Plan is intended to aid in attracting and retaining highly qualified personnel and to encourage those persons who materially contribute to the success of the Company (by managerial, scientific or other innovative means) to acquire an ownership interest in the Company, thereby increasing their motivation for and interest in the Company’s long-term success. As of March 5, 2021, approximately 550 employees, consultants and advisors would be eligible to participate in the 2021 Plan.
Administration.The 2021 Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Committee has the power, in its discretion, to grant awards under the 2021 Plan, to select the individuals to whom awards are granted, to determine the number of shares of common stock subject to each award and the terms of the grants, to interpret the provisions of the 2021 Plan and to otherwise administer the 2021 Plan. The Committee may delegate all or any of its responsibilities and powers under the 2021 Plan to a special committee consisting of one or more directors who may not need not be officers of the Company, except its authority or responsibility with regard to awards to persons subject to Section 16 of the Exchange Act.
Permissible Awards.The 2021 Plan authorizes the granting of awards in any of the following forms:
•
market-priced options to purchase shares of our common stock, which may be designated under the Internal Revenue Code of 1986, as amended from time to time (the Code), as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees, but not to participants who are not employees),

•
stock appreciation rights, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date),

•
restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee,

•
restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property

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Proposal 5. Approval of our 2021 long term incentive plan
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as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee,
•
performance awards, which represent the right to receive payment of a number of shares of common stock or an amount in cash, based on achievement of specified performance goals during a specified performance period, as established by the Committee,

•
other stock-based awards that are payable or valued, in whole or in part, by reference to, or otherwise based on, shares of Common Stock, or other rights or securities that are convertible or exchangeable into shares of common stock, on such terms and conditions as the Committee determines.

Shares Available for Awards. The total number of shares of common stock available for issuance under the 2021 Plan is 1,000,000 shares, plus a number of additional shares (not to exceed 2,489,976) underlying awards outstanding as of the effective date of the 2021 Plan under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The maximum number of shares that may be issued upon exercise of incentive stock options is 1,000,000. Shares of common stock issued under the 2021 Plan may be either authorized but unissued shares, treasury shares or shares acquired on the open market.
Share Counting. Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2021 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not replenish the plan share reserve. For SARs settled in shares, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2021 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.
Minimum Vesting Requirements. Except in the case of awards issued in lieu of fully-vested cash awards and substitute awards granted in a business combination, full-value awards, options and SARs issued under the 2021 Plan are subject to a minimum vesting period of one year. For awards issued to non-employee directors, the minimum vesting period may be the approximately one year period between annual meetings. However, the Committee may at its discretion, grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2021 Plan. In addition, the minimum vesting requirement does not apply to accelerated exercisability or vesting of any award in cases of death, disability, a change in control, or a qualifying termination following a change in control.
Treatment of Awards upon a Change in Control. The 2021 Plan provides that, if pending a Change of Control, the Committee determines that the Company’s common stock will cease to exist without an adequate replacement security that preserves the economic rights and positions of the participants in the 2021 Plan (for example, as a result of the failure of the acquiring company to assume outstanding awards), then all options and SARs will become exercisable, in a manner deemed fair and equitable by the Committee, immediately prior to the consummation of the Change of Control. In addition, the restrictions on all restricted shares will lapse and all RSUs, performance awards and other stock-based awards will vest immediately prior to the consummation of the Change of Control and will be settled upon the Change of Control (with any performance-based awards deemed earned at the target level).
In the event a participant’s employment or service is terminated within two years following a Change of Control, other than by reason of death or disability, a termination by us for “cause,” or a resignation by the participant without “good reason” (as such terms are defined in the 2021 Plan), any option held by the participant will become exercisable immediately.
If any amounts payable under the Plan constitute a parachute payment under Section 280G of the tax code, the Plan provides that the amounts will be reduced to the extent necessary to provide the participant with the greatest aggregate net after tax receipt.
Adjustments. In the event there are any changes in the common stock or the capitalization of the

70▲2021 Notice and Proxy Statement

Proposal 5. Approval of our 2021 long term incentive plan
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Company through a merger, acquisition, consolidation, reorganization, spin-off, stock dividend, extraordinary cash dividend or other corporate transaction, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the participant, to reflect such changes in (i) the aggregate and maximum number of shares subject to the Plan, Plan, (ii) the number of shares and the option price or grant price per share of all shares of common stock subject to outstanding options and SARs, (iii) the maximum number of shares of common stock covered by awards which may be granted pursuant to delegated authority within any calendar year period, (iv) the number of restricted shares, RSUs, performance awards and other stock-based awards awarded to participants, and (v) any other provisions of the Plan and individual awards as may be necessary and equitable to carry out the foregoing purposes.
Amendment and Termination of the 2021 Plan. The Committee may at any time amend, suspend, or discontinue the 2021 Plan, or alter any awards and award agreements under the 2021 Plan, the to extent permitted by law and the rules of any stock exchange on which the Common Stock is listed. However, no such amendment, suspension or discontinuance may be made without first obtaining stockholder approval, if required. No amendment, suspension or discontinuance of the 2021 Plan may, without the consent of the participant, adversely alter or change the any of the rights or obligations under any awards or other rights previously granted the participant.
Prohibition on Repricing. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.
Limitations on Transfer. Awards granted under the 2021 Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercisable only by the participant during his or her lifetime. Except as determined by the Committee, no benefit payable under or interest in the 2021 Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge.
Clawback Policy. Awards under the 2021 Plan are subject to any compensation recoupment policy of the Company as adopted from time to time.

Federal Income Tax Consequences
The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2021 Plan. It is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. State, local, and ex-U.S. income tax consequences are not discussed and may vary from jurisdiction to jurisdiction.
Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2021 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain depending on how long the shares were held.
Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). While the exercise of an incentive stock option does not result in current taxable income, the

2021 Notice and Proxy Statement▲71

Proposal 5. Approval of our 2021 long term incentive plan
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excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2021 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock, or other property in settlement of a performance award, the participant will recognize ordinary income equal to the value of the cash, stock, or other property received and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Code Section 409A. The 2021 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Code Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2021 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2021 Plan would be subject to Code Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Code Section 409A in order to avoid early taxation and penalties.
Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction, or other taxable event arising as a result of the 2021 Plan.

The Board of Directors unanimously recommends a vote FOR the approval of the 2021 Long Term Incentive Plan.
72▲2021 Notice and Proxy Statement

Other Information
SECURITY OWNERSHIP INFORMATION
The following table shows the number of shares of our common stock beneficially owned as of March 5, 2021, by each director and nominee, by each named executive officer, and by all directors, nominees and executive officers as a group.

NAME	NUMBER OF SHARES(1)(2)(3)	PERCENT OF CLASS
David E. Ball	12,981	*
Gary D. Blackford	38,850	*
John P. Byrnes	28,878	*
Michael C. Greiner	51,568	*
William A. Hawkins, III	28,225	*
William D. Haydon	6,173	*
Heidi Kunz	28,885	*
Patrick J. O’Leary	28,900	*
Maria Sainz	28,042	*
Arjun R. Sarker	13,900	*
Dr. Julie Shimer	28,850	*
John W. Wesley	30,135	*
Joseph F. Woody	154,572	*
All directors, nominees and executive officers as a group (13 persons)	479,959	0.99%

*
Each director, nominee, and named executive officer owns less than one percent of the outstanding shares of our common stock.

(1)
The directors, nominees and executive officers have sole voting and investment power with respect to the shares listed.

(2)
A portion of the shares owned by certain executive officers and directors may be held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in these accounts may be pledged to secure margin obligations. As of the date of this proxy statement, none of the executive officers or directors have any outstanding margin obligations under any of these accounts.

(3)
Share amounts include unvested restricted share units granted to the following named executive officers under the Avanos Medical, Inc. Equity Participation Plan as indicated below. Amounts representing performance-based restricted share units granted on May 3, 2018 and May 8, 2019 (“PRSUs”) in the table below represent target levels for the awards. The TRSUs were granted on May 7, 2020.

Name	Time-Vested Restricted Share Units (#)	Performance-Based Restricted Share Units (#)
Joseph F. Woody	129,850	92,163
Michael C. Greiner	51,383	—
David E. Ball	12,981	3,097
Arjun R. Sarker	11,442	3,716

(4)
For each director who is not an officer or employee of the Company, share amounts include restricted share units granted under our Outside Directors’ Compensation Plan. These awards are restricted and may not be transferred, pledged or sold until the Outside Director retires from or otherwise terminates service on the Board.

2021 Notice and Proxy Statement▲73

Other Information
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(5)
Includes the following shares which could be acquired within 60 days of the date of this proxy statement:

Name	Number of Shares
Joseph F. Woody	75,320
David E. Ball	2,327
Arjun R. Sarker	4,032
All directors, nominees and executive officers as a group	81,679
The following table sets forth the information, as of December 31, 2020, regarding persons or groups known to us to be beneficial owners of more than five percent of our common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding
Blackrock, Inc(1) 55 East 52nd Street New York, NY 10055	5,323,341	11.10%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	4,337,913	9.07%
Wellington Management Company LLP(3) 280 Congress Street Boston, MA 02210	4,305,838	9.00%
Champlain Investment Partners, LLC(4) 180 Battery Street, Suite 400 Burlington, VT 05401	3,470,935	7.15%
T. Rowe Price Associates, Inc.(5) 100 E. Pratt Street Baltimore, MD 21202	3,494,582	7.30%
Paradice Investment Management, Inc.(6) 250 Fillmore Street, Suite 425 Denver, CO 80206	2,482,743	5.20%

(1)
The address, number and percentage of shares of our common stock beneficially owned by Blackrock, Inc. (“Blackrock”) are based on Schedule 13G/A filed by Blackrock with the SEC on January 27, 2021. According to the filing, Blackrock had sole voting power with respect to 5,245,701 shares, sole dispositive power with respect to 5,323,341 shares, and did not have shared voting or dispositive power as to any shares.

(2)
The address, number and percentage of shares of our common stock beneficially owned by The Vanguard Group are based on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2021. According to the filing, The Vanguard Group had sole voting power with respect to 0 shares, sole dispositive power with respect to 4,250,769 shares, shared voting power with respect to 48,128 shares, and shared dispositive power with respect to 87,144 shares.

(3)
The address, number and percentage of shares of our common stock beneficially owned by Wellington Management Company LLP are based on the Schedule 13G filed by Wellington Management Company LLP with the SEC on February 3, 2021. According to the filing, Wellington Management Company LLP did not have sole voting or dispositive power as to any shares, shared dispositive power with respect to 4,305,838 shares, and shared voting power with respect to 3,867,677 shares.

(4)
The address, number and percentage of shares of our common stock beneficially owned by Champlain Investment Partners, LLC are based on the Schedule 13G/A filed by Champlain Investment Partners, LLC with the SEC on February 12, 2021. According to the filing, Champlain Investment Partners, LLC had sole voting power with respect to 2,670,880 shares, sole dispositive power with respect to 3,470,935 shares, and did not have shared voting or dispositive power as to any shares.

(5)
The address, number and percentage of shares of our common stock beneficially owned by T. Rowe Price Associates, Inc. (“Price Associates”) are based on Schedule 13G filed by Price Associates with the SEC on February 16, 2021. According to the filing, Price Associates had sole voting power with respect to 991,715 shares, sole dispositive power with respect to 3,494,582 shares, and did not have shared voting or dispositive power as to any shares.

(6)
The address, number and percentage of shares of our common stock beneficially owned by Paradice Investment Management LLC (“Paradice”) are based on Schedule 13G filed by Paradice with the SEC on February 16, 2021. According to the filing, Paradice did not have sole voting or dispositive power as to any shares, but had shared voting power with respect to 1,662,428 shares, and shared dispositive power with respect to 2,482,743 shares.

74▲2021 Notice and Proxy Statement

Other Information
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TRANSACTIONS WITH RELATED PERSONS
The Board has adopted written procedures for reviewing any transactions between the Company and certain “related persons” that involve amounts above certain thresholds. The SEC requires that our proxy statement disclose these “related person transactions.” A related person is defined under the SEC’s rules and includes our directors, named executive officers and five percent stockholders.
The Board’s procedures provide that:
•
The Governance Committee is best suited to review, approve and ratify related person transactions involving any director, nominee for director, any five percent stockholder, or any of their immediate family members or related firms.

•
The Audit Committee is best suited to review, approve and ratify related person transactions involving named executive officers (or their immediate family members or related firms), other than any executive officer that is also a Board member.

•
Either Committee may, in its sole discretion, refer its consideration of related person transactions to the full Board.

Each director, director nominee and named executive officer is required to promptly provide written notification of any material interest that he or she (or an immediate family member) has or will have in a transaction with the Company. Based on a review of the transaction, a determination will be made as to whether the transaction constitutes a related person transaction under the SEC’s rules. As appropriate, the Governance Committee or the Audit Committee, as applicable, will then review the terms and substance of the transaction to determine whether to ratify or approve the related person transaction.
In determining whether the transaction is consistent with the Company’s best interest, the Governance Committee or the Audit Committee, as applicable, may consider any factors deemed relevant or appropriate, including:
•
Whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party;

•
Whether the transaction constitutes a conflict of interest under our Code of Conduct, the nature, size or degree of any conflict, and whether mitigation of the conflict is feasible;

•
The impact of the transaction on a director’s independence; and

•
Whether steps have been taken to ensure fairness to the Company.

Based on SEC rules, the Board’s procedures, and the factors listed above, there were no related party transactions in 2020.

STOCKHOLDERS SHARING THE SAME HOUSEHOLD
As permitted by SEC rules, multiple stockholders sharing the same address who hold their stock through a bank, broker, or other holder of record may receive a single copy of our annual report to stockholders and this proxy statement. Upon written or oral request, we will promptly deliver a separate copy of the annual report to stockholders and this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Please contact Stockholder Services by mail at 5405 Windward
Parkway, Suite 100 South, Alpharetta, GA 30004, by telephone at 678-425-9273, or by e-mail at stockholder.services@avanos.com. In addition, any stockholder who wants to receive separate copies of the proxy statement or the annual report to stockholders in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

2022 STOCKHOLDER PROPOSALS
Proposals by stockholders for inclusion in our proxy statement and form of proxy pursuant to SEC Rule 14a-8 for the Annual Meeting of Stockholders to be held in 2022 should be addressed to the Corporate Secretary, Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, and must be received at this address no later than
November 19, 2021; provided that if the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or after April 29, 2022 (the anniversary date of the 2021 Annual Meeting), the deadline will be a reasonable time before we begin to print and send our proxy materials to stockholders. Upon receipt of a proposal, we will determine whether or not to include the proposal

2021 Notice and Proxy Statement▲75

Other Information
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in the proxy statement and form of proxy in accordance with applicable law. It is suggested that proposals be forwarded by certified mail, return receipt requested.

STOCKHOLDER NOMINATIONS FOR BOARD OF DIRECTORS
Under our By-Laws, a stockholder who wishes to nominate a candidate for election to the Board is required to give written notice to our Corporate Secretary at our principal executive office. We must receive this notice at least 90 days, but not more than 120 days, before the anniversary of the prior year’s annual meeting of stockholders (unless the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date; or if we give less than 100 days’ notice of the annual meeting date, in which case the notice must be received within 10 days after the meeting date is announced). For the 2022 Annual Meeting, our Corporate Secretary must receive the nomination, which must conform to the notice requirements in our By-Laws, between December 30, 2021 and January 29, 2022. For a special meeting, we must receive the written nomination at least 90 days, but not more than 120 days, before the special meeting date (unless we give less than 100 days’ notice of the special meeting date, in which case the notice must be received within 10 days after the meeting date and the nominees proposed by the Board to be elected at the meeting are announced).
Our By-Laws specify information that the notice must contain about both the nominee and the nominating stockholder, including information sufficient to allow the Governance Committee to determine if the candidate meets the director nominee criteria described in this proxy statement.
The notice must contain:
•
the name and address of the nominating stockholder;

•
information about certain Company stock holdings of the nominating stockholder, including shares of stock, derivative holdings, arrangements under which the nominating stockholder has a right to vote shares, short interests, dividend rights that are separated or separable from the underlying shares, shares held through general or limited partnerships, and certain performance-related fees;
•
information about any interests of the nominating stockholder in contracts with the Company, its affiliates or principal competitors, as well as any significant equity interests, derivative holdings, or short interests in the Company’s principal competitors;

•
as to the nominee and the nominating stockholder, any information that would be required to be disclosed in connection with a proxy solicitation (and whether a proxy solicitation will be conducted);

•
information about certain related-person transactions, contact and related information regarding the nominee; and

•
information about any compensation and other understandings during the past three years, and other material relationships, between the nominating stockholder and the nominee.

The notice must be accompanied by each nominee’s written consent to being named in the proxy statement and to serving as a director if elected, and a completed and signed questionnaire, representation and agreement as required by our By-Laws.
A nomination that does not comply with the requirements set forth in our By-Laws will not be considered for presentation at the annual meeting, but will be considered by the Governance Committee for any vacancies arising on the Board between annual meetings in accordance with the process described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors.”

ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS
Our By-Laws require advance notice for any business to be brought by a stockholder before a meeting of stockholders. In general, for business to be properly brought before an annual meeting by a stockholder (other than in connection with the election of directors; see “Other
Information — Stockholder Nominations for Board of Directors”, and other than pursuant to SEC Rule 14a-8), written notice of the stockholder proposal must be received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to

76▲2021 Notice and Proxy Statement

Other Information
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the first anniversary of the preceding year’s annual meeting of stockholders (unless the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date; or if we give less than 100 days’ notice of the annual meeting date, the notice must be received within 10 days after the meeting date is announced). For the 2022 Annual Meeting, our Corporate Secretary must receive the proposal, which must conform to the notice requirements in our By-Laws, between December 30, 2021 and January 29, 2022.
Under our By-Laws, the stockholder’s notice to the Corporate Secretary must contain certain information regarding the stockholder, including name and address, shares held, derivative positions, dividend rights that are separate or separable from the underlying shares and certain performance-related fees. Additional information concerning the advance notice requirements and a copy of our By-Laws may be obtained from the Corporate Secretary of the Company at the address provided below. A copy of our By-Laws is also available in the Investors section of our website at www.avanos.com.

ANNUAL REPORT
Copies of our Annual Report on Form 10-K may be obtained without charge by: writing to Avanos Medical, Inc., Attn: Corporate Secretary, 5405 Windward Parkway, Suite 100 South, Alpharetta,
Georgia 30004; accessing the Investors section of our website at www.avanos.com; or accessing the SEC’s EDGAR database at www.sec.gov.

2021 Notice and Proxy Statement▲77

Other Matters to Be Presented at the Annual Meeting
Our management does not know of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South Alpharetta, Georgia 30004 Telephone (678) 425-9273 March 19, 2021	By Order of the Board of Directors. Ross Mansbach
Senior Vice President, General Counsel (Interim) & Corporate Secretary
78▲2021 Notice and Proxy Statement

Appendix A
Adjusted net sales, adjusted net income, adjusted diluted earnings per share and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) are financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures.

Adjusted Net Sales
Adjusted Net Sales is on a constant-currency basis. As a result of the Revised 2020 Annual Cash Incentive Program described in “Executive Compensation for 2020,” performance metrics were revised for the second half of 2020. The net sales in the second half of 2020 are considered comparable to the net sales in the second half of the prior year. Accordingly, there were no adjustments to net sales for acquisitions.

Year Ended December 31,	2020	2019
Net sales, as reported	$714.8	$697.6
Corporate sales and other	—	0.3
Acquisition-related net sales	—	(41.2)
Currency	—	—
Net Sales, as adjusted (non-GAAP)	$714.8	$656.7
Adjusted Net Income and Adjusted Diluted (Loss) Earnings Per Share
Adjusted net income and adjusted diluted (loss) earnings per share exclude the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Incremental expenses associated with altering operations in response to the COVID-19 pandemic.

•
Expenses associated with restructuring activities, including IT-related charges.

•
Expenses associated with post divestiture transition activities.

•
Certain acquisition and integration charges related to the acquisitions of Game Ready, NeoMed, Summit Medical and Endoclear LLC.

•
Expenses associated with certain litigation matters.

•
The amortization of intangible assets associated with prior business acquisitions.

•
Tax effects of the adjusting items.

•
Benefit associated with tax effects of the CARES Act.

The reconciliation of adjusted net income and adjusted diluted earnings per share to the most directly comparable GAAP measures, which are net (loss) income and diluted (loss) earnings per share, is presented in the following table (in millions, except per share amounts):

2021 Notice and Proxy Statement▲A-1

Appendix A
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Year Ended December 31,	2020	2019
Net loss, as reported	$(27.2)	$(45.9)
Diluted loss per share, as reported	(0.57)	(0.96)
COVID-19 related expenses	7.9	—
2020 Restructuring charges	27.6	—
Post divestiture restructuring and IT charges	2.2	20.2
Post divestiture transition charges	14.9	56.3
Acquisition and integration-related charges	12.5	13.1
Litigation and legal	27.5	22.5
Intangibles amortization	19.4	20.0
Tax effects of adjusting items	(24.6)	(35.4)
Tax effects of the CARES Act and other	(22.5)	—
Net income, as adjusted (non-GAAP)	$37.7	$50.8
Diluted earnings per share, as adjusted (non-GAAP)	$0.79	$1.07
Diluted weighted average shares outstanding	47.8	47.6
Adjusted EBITDA
Adjusted EBITDA excludes the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Incremental expenses associated with altering operations in response to the COVID-19 pandemic.

•
Expenses associated with restructuring activities, including IT-related charges.

•
Expenses associated with post divestiture transition activities.

•
Certain acquisition and integration charges related to the acquisitions of Game Ready, NeoMed, Summit Medical and Endoclear LLC.

•
Expenses associated with certain litigation matters.

The reconciliation of adjusted EBITDA to the most directly comparable GAAP measures, which is net loss, is presented in the following table (in millions):
Year Ended December 31,	2020	2019
Net loss, as reported	$(27.2)	$(45.9)
Interest income and expense, net	14.4	8.3
Income tax provision	(33.3)	(18.1)
Depreciation and amortization	42.9	36.9
EBITDA, as reported	(3.2)	(18.8)
COVID-19 related expenses	7.9	—
2020 Restructuring charges	27.6	—
Post divestiture restructuring and IT charges	2.2	20.2
Post divestiture transition charges	14.9	56.3
Acquisition and integration-related charges	12.5	13.1
Litigation and legal	27.5	22.5
Adjusted EBITDA	$89.4	$93.3
A-2▲2021 Notice and Proxy Statement

APPENDIX B
Avanos Medical, Inc. 2021 Long Term Incentive Plan
1. PURPOSE
This 2021 Equity Participation Plan (the “Plan”) of AVANOS MEDICAL, INC. (the “Corporation”) is intended to aid in attracting and retaining highly qualified personnel and to encourage those persons who materially contribute to the success of the Corporation or of an Affiliate (by managerial, scientific or other innovative means) to acquire an ownership interest in the Corporation, thereby increasing their motivation for and interest in the Corporation’s or Affiliate’s long-term success.
2. EFFECTIVE DATE
The Plan was adopted by the Board on February 11, 2021, and will become effective on the date that it is adopted by the stockholders of the Corporation (the “Effective Date”).
3. DEFINITIONS
“Affiliate” means any domestic or foreign corporation at least fifty percent (50%) of whose shares normally entitled to vote in electing directors is owned directly or indirectly by the Corporation or other Affiliates (collectively, the “Affiliates”), provided, however, that “at least twenty percent (20%)” shall replace “at least fifty percent (50%)” where there is a legitimate business criteria for using such lower percentage.
“Award” has the meaning set forth in Section 6 of the Plan.
“Award Agreement” means an agreement entered into between the Corporation and a Participant setting forth the terms and conditions applicable to the Award granted to the Participant. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.
“Board” means the Board of Directors of the Corporation.
“Cause” means any of the following: (i) the commission by the Participant of a felony; (ii) the
Participant’s dishonesty, habitual neglect or incompetence in the management of the affairs of the Corporation; or (iii) the refusal or failure by the Participant to act in accordance with any lawful directive or order of the Corporation, or an act or failure to act by the Participant which is in bad faith and which is detrimental to the Corporation.
“Change of Control” means and includes the occurrence of any one of the following events but shall specifically exclude a public offering of any class or series of the Corporation’s equity securities pursuant to a registration statement filed by the Corporation under the Securities Act of 1933:
(i)
during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)
any individual, entity or group, within the meaning of Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”), other than a broker, underwriter or financial institution that acquires such shares as part of a firm commitment or similar underwriting or distribution process pursuant to which the subject shares of stock are being held

2021 Notice and Proxy Statement▲B-1

APPENDIX B
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for further distribution (an “Underwriter”), becomes a “Beneficial Owner” under the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, directly or indirectly, of either (A) 30% or more of the then-outstanding shares of common stock of the Corporation (“Corporation Common Stock”) or (B) securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities eligible to vote for the election of directors (the “Corporation Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Corporation Common Stock or Corporation Voting Securities shall not constitute a Change in Control: (w) an acquisition directly (or indirectly through Underwriters) from the Corporation, (x) an acquisition by the Corporation or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or
(iii)
the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Corporation or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Corporation’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Corporation Common Stock and outstanding Corporation Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Corporation Common Stock and the outstanding Corporation Voting Securities, as the case may be, and (B) no person (other than (x) the Corporation or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 30% or more of the total common stock or 30% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or
(iv)
approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

“Code” means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.
“Committee” means the Compensation Committee of the Board, provided that if the requisite number of members of the Compensation Committee are not Disinterested Persons, the Plan shall be administered by a committee, all of whom are Disinterested Persons, appointed by the Board and consisting of two or more directors with full authority to act in the matter. The term “Committee” shall mean the Compensation Committee or the committee appointed by the Board, as the case may be. Furthermore, the term “Committee” shall include any delegate to the extent authority is delegated pursuant to Section 4 hereunder.
“Committee Rules” means the interpretative guidelines approved by the Committee providing the foundation for administration of the Plan.
“Common Stock” means the common stock, par value $.01 per share, of the Corporation and

B-2▲2021 Notice and Proxy Statement

APPENDIX B
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shall include both treasury shares and authorized but unissued shares and shall also include any security of the Corporation issued in substitution, in exchange for, or in lieu of the Common Stock.
“Disinterested Person” means a person who is a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act, or any successor provision.
“Effective Date” has the meaning set forth in section 2 of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time.
“Fair Market Value” means (a) the reported closing price of the Common Stock, on the relevant date as reported on the composite list used by The Wall Street Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale, or (b) if clause (a) is not applicable, the value determined by the Committee using such reasonable method of valuation that complies with Section 409A of the Code and the regulations thereunder.
“Grant Price” has the meaning set forth in subsection 8(b) of the Plan.
“Incentive Stock Option” means an Option which is so defined for purposes of Section 422 of the Code or any successor section.
“Nonqualified Stock Option” means any Option which is not an Incentive Stock Option.
“Option” means a right to purchase a specified number of shares of Common Stock at a fixed option price equal to no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date the Award is granted, except with respect to substitute Awards made pursuant to Section 17 of the Plan.
“Other Stock-Based Award” has the meaning set forth in Section 12 of the Plan.
“Option Price” has the meaning set forth in subsection 7(b) of the Plan.
“Participant” means an employee, consultant or advisor who the Committee selects to participate in and receive Awards under the Plan (collectively, the “Participants”).
“Performance Award” shall mean any right granted under Section 11 of the Plan.
“Performance Goal” means the specific performance objectives as established by the
Committee, which, if achieved, will result in the amount of payment, or the early payment, of the Award. The Committee may establish Performance Goals for Performance Awards which may be based on any criteria selected by the Committee. The Performance Goals may be described in terms that are related to the individual Participant, to the Corporation as a whole, or to a subsidiary, division, department, region, function or business unit of the Corporation. In addition, the Performance Goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).
The Committee may provide that any evaluation of performance will exclude or otherwise be objectively adjusted for any specified circumstance or event that occurs during a performance period, including for example: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) unusual or infrequently occurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncements thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (vii) foreign exchange gains and losses; (ix) discontinued operations; and (x) a change in the Corporation’s fiscal year. The Committee, in its discretion, may change or modify the Performance Goals.
“Prior Plan” means the Corporation’s Amended and Restated Equity Participation Plan, effective November 1, 2015.
“Qualified Termination of Service” means the termination of a Participant’s employment or service, as the case may be, with the Corporation and/or its Affiliates within the two (2) year period

2021 Notice and Proxy Statement▲B-3

APPENDIX B
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following a Change of Control of the Corporation for any reason unless such termination is by reason of death or disability or unless such termination is (i) by the Corporation for Cause or (ii) by the Participant without Good Reason. Subject to the definition of  “Termination by the Participant for Good Reason,” transfers of employment or service for administrative purposes among the Corporation and its Affiliates shall not be deemed a Qualified Termination of Service.
“Restricted Period” shall mean the period of time during which Awards remain unvested and the Transferability Restrictions applicable to Awards will be in force.
“Restricted Share” shall mean a share of Common Stock which is subject to a risk of forfeiture and may not be traded or sold, until the date the Transferability Restrictions expire.
“Restricted Share Unit” means the right, as described in Section 10, to receive an amount, payable in either cash or shares of Common Stock, equal to the value of a specified number of shares of Common Stock. No certificates shall be issued with respect to such Restricted Share Unit, except as provided in subsection 10(d), and the Corporation shall maintain a bookkeeping account in the name of the Participant to which the Restricted Share Unit shall relate.
“Retirement” and “Retires” means the voluntary termination of employment or service on or after the date the Participant has attained age 60, provided that the Participant has had at least 5 years of employment or service with the Corporation; or the termination of employment or service on or after the date the Participant has attained age 55, provided that the Participant has had at least 10 years of employment or service with the Corporation. For purposes of this definition, service with Kimberly-Clark Corporation prior to the Corporation’s spin-off shall be considered service with the Corporation.
“Stock Appreciation Right (SAR)” has the meaning set forth in Section 8 of the Plan.
“Termination by the Participant for Good Reason” shall mean the separation from service during the two year time period following the initial existence (without the Participant’s express written consent) of any one of the following conditions:
(a)
A material diminution in the Participant’s base compensation;

(b)
A material diminution in the Participant’s authority, duties, or responsibilities;

(c)
A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the board of directors of the Corporation;

(d)
A material diminution in the budget over which the Participant retains authority;

(e)
A change, by more than 50 miles, in the geographic location at which the Participant must perform the services; or

(f)
Any other action or inaction that constitutes a material breach by the Corporation of any agreement under which the Participant provides services.

The Participant must provide notice to the Corporation of the existence of any of the above conditions within a period not to exceed 90 days of the initial existence of the condition, upon the notice of which the Corporation must be provided a period of at least 30 days during which it may remedy the condition and not be required to pay the amount.
The Participant’s right to terminate the Participant’s employment or service for Good Reason shall not be affected by the Participant’s incapacity due to physical or mental illness. The Participant’s continued employment or service shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.
“Total and Permanent Disability” means a condition arising out of injury or disease which causes the Participant to terminate employment or service and which the Corporation determines is permanent and prevents the Participant from engaging in any occupation or perform any work for any kind of compensation of financial value. The disability must be certified by a licensed Doctor of Medicine to be such as can reasonably be expected to continue during the remainder of the Participant’s lifetime.
“Transferability Restrictions” means the restrictions on transferability imposed on Awards of Restricted Shares or Restricted Share Units.
4. ADMINISTRATION
The Plan and all Awards granted pursuant thereto shall be administered by the Committee. The Committee, in its absolute discretion, shall

B-4▲2021 Notice and Proxy Statement

APPENDIX B
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have the power to interpret and construe the Plan and any Award Agreements. Any interpretation or construction of any provisions of the Plan or the Award Agreements by the Committee shall be final and conclusive upon all persons. No member of the Board or the Committee shall be liable for any action or determination made in good faith.
The Committee shall have the power to promulgate Committee Rules and other guidelines in connection with the performance of its obligations, powers and duties under the Plan, including its duty to administer and construe the Plan and the Award Agreements.
The Committee may authorize persons other than its members to carry out its policies and directives subject to the limitations and guidelines set by the Committee, and may delegate its authority under the Plan. The foregoing delegation of authority shall be limited as follows: (a) the delegation of authority to grant Awards shall be limited to grants by a special committee, consisting of one or more directors who may but need not be officers of the Corporation, to which the Board or the Committee expressly delegates such authority by resolution; and (b) the special committee shall not have the authority to grant Awards to the members thereof, or to persons who are subject to Section 16 of the Exchange Act. The members of such special committee shall continue to be eligible to receive Awards under the Plan.
5. ELIGIBILITY
The Committee shall from time to time select the Participants from those employees, consultants or advisors whom the Committee determines either to be in a position to contribute materially to the success of the Corporation or Affiliate or to have in the past so contributed. Only employees (including officers and directors who are employees), consultants and advisors of the Corporation and its Affiliates are eligible to participate in the Plan.
6. FORM OF GRANTS
All Awards under the Plan shall be made in the form of Options, Stock Appreciation Rights, Restricted Shares, Restricted Share Units, Performance Awards, Other Stock-Based Awards or any combination thereof. Notwithstanding anything in the Plan to the contrary, any Awards shall contain the restriction on assignability in subsection 20(f) of the Plan to the extent required under Rule 16b-3 of the Exchange Act.
7. STOCK OPTIONS
The Committee or its delegate shall determine and designate from time to time those Participants to whom Options are to be granted, the number of shares of Common Stock to be granted/awarded to each and the periods the Option shall be exercisable. Such Options may be in the form of Incentive Stock Options or in the form of Nonqualified Stock Options. The Committee in its discretion at the time of grant may establish Performance Goals that may affect the grant, exercise and/or settlement of an Option. After granting an Option to a Participant, the Committee shall cause to be delivered to the Participant an Award Agreement evidencing the granting of the Option. The Award Agreement shall be in such form as the Committee shall from time to time approve. The terms and conditions of all Options granted under the Plan need not be the same, but all Options must meet the applicable terms and conditions specified in subsections 7(a) through 7(g).
(a)
Period of Option. The Period of each Option shall be no more than 10 years from the date it is granted.

(b)
Option Price. The Option price shall be determined by the Committee, but shall not in any instance, except with respect to substitute Awards made pursuant to Section 17 of the Plan, be less than the Fair Market Value of the Common Stock at the time that the Option is granted (the “Option Price”).

(c)
No Repricings. No Option may be re-priced, replaced, re-granted through cancellation, or modified (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the effect would be to reduce the exercise price for the shares underlying such Option. In addition, no Option may be repurchased or otherwise cancelled in exchange for cash or other Awards (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the Option Price is equal to or greater than the Fair Market Value of the Common Stock at the time of such repurchase or exchange. Notwithstanding anything herein to the contrary, the Committee may take any such action set forth in this subsection 7(c) subject to the approval of the stockholders.

2021 Notice and Proxy Statement▲B-5

APPENDIX B
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(d)
Exercise; Notice Thereof. Options shall be exercised by delivering to the Corporation, or an agent designated by the Corporation, subject to any applicable rules or regulations adopted by the Committee, notice of the number of shares with respect to which Option rights are being exercised and by paying in full the Option Price of the shares at the time being acquired. Exercise methods and processes for paying the Option Price shall be as determined by the Committee, or its delegate, and may include payment in cash, a check payable to the Corporation, in shares of Common Stock transferable to the Corporation and having a fair market value on the transfer date equal to the amount payable to the Corporation or such other methods, including “cashless exercise” arrangements permitted by the Committee in its sole discretion. A Participant shall have none of the rights of a stockholder with respect to shares covered by such Option until the Participant becomes the record holder of such shares.

(e)
Purchase for Investment. It is contemplated that the Corporation will register shares sold to Participants pursuant to the Plan under the Securities Act of 1933. In the absence of an effective registration, however, a Participant exercising an Option hereunder may be required to give a representation that he/she is acquiring such shares as an investment and not with a view to distribution thereof.

(f)
No Deferrals or Dividend Equivalents. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option. No Option shall provide for dividend equivalents.

(g)
Limitations on Incentive Stock Option Grants.

(i)
An Incentive Stock Option shall be granted only to an individual who, at the time the Option is granted, is employed by the Corporation or a qualifying parent or subsidiary (such terms having the meaning set forth in Section 424(f) of the Code) and does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or Affiliates.
(ii)
The aggregate Fair Market Value of all shares with respect to which Incentive Stock Options are exercisable by a Participant for the first time during any year shall not exceed $100,000. The aggregate Fair Market Value of such shares shall be determined at the time the Option is granted.

(iii)
If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonqualified Stock Option.

8. STOCK APPRECIATION RIGHTS
The Committee or its delegate may from time to time designate those Participants who shall receive Awards of Stock Appreciation Rights. Subject to the terms of the Plan and any applicable Award Agreement, a SAR granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of the difference between the Grant Price of the SAR and the Fair Market Value of the Common Stock on the date of conversion.
(a)
Grant. A SAR may be granted in addition to any other Award under the Plan.

(b)
Grant Price. The grant price shall be determined by the Committee, provided, however, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant of the SAR, except with respect to substitute Awards made pursuant to Section 17 of the Plan (the “Grant Price”).

(c)
Term. The term of each SAR shall be such period of time as is fixed by the Committee; provided, however, that the term of any SAR shall not exceed ten (10) years from the date of grant. The Committee in its discretion at the time of grant may establish Performance Goals that may affect the grant, exercise and/or settlement of a SAR.

(d)
Time and Method of Exercise. The Committee shall establish in the applicable Award Agreement the time or times at which a SAR may be exercised in whole or in part.

B-6▲2021 Notice and Proxy Statement

APPENDIX B
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(e)
Form of Payment. Payment may be made to the Participant in respect thereof in cash or in shares of Common Stock, or any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement. If stock-settled SARs are issued and paid, the gross amount of the Award shall be counted against the Plan.

(f)
No Repricings. No SAR may be re-priced, replaced, re-granted through cancellation, or modified (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the effect would be to reduce the exercise price for the shares underlying such SAR. In addition, no SAR may be repurchased or otherwise cancelled in exchange for cash or other Awards (except in connection with a change in the Common Stock or the capitalization of the Corporation as provided in Section 16 hereof) if the Grant Price of the SAR is equal to or greater than the Fair Market Value of the Common Stock at the time of such repurchase or exchange. Notwithstanding anything herein to the contrary, the Committee may take any such action set forth in this subsection 8(f) subject to the approval of the stockholders.

(g)
No Deferrals or Dividend Equivalents. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR. No SAR shall provide for dividend equivalents.

9. RESTRICTED SHARES
The Committee or its delegate may from time to time designate those Participants who shall receive Awards of Restricted Shares. Each grant of Restricted Shares under the Plan shall be evidenced by an agreement which shall be executed by the Corporation and the Participant. The agreement shall contain such terms and conditions, not inconsistent with the Plan, as shall be determined by the Committee and shall indicate the number of Restricted Shares awarded and the following terms and conditions of the award.
(a)
Grant of Restricted Shares. The Committee shall determine the number of Restricted Shares to be included in the grant and the conditions and period or periods during which the award is subject to vesting and the Transferability Restrictions applicable to the Restricted Shares will be in force (the “Restricted Period”). Unless otherwise determined by the Committee at the time of grant, the Restricted Period shall be for a minimum of three years and shall not exceed ten years from the date of grant, as determined by the Committee at the time of grant. The Restricted Period may be the same for all Restricted Shares granted at a particular time to any one Participant or may be different with respect to different Participants or with respect to various of the Restricted Shares granted to the same Participant, all as determined by the Committee at the time of grant.
(b)
Transferability Restrictions. During the Restricted Period, Restricted Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a Participant’s right, if any, to receive Common Stock upon termination of the Restricted Period may not be assigned or transferred except by will or by the laws of descent and distribution. In order to enforce the limitations imposed upon the Restricted Shares the Committee may (i) cause a legend or legends to be placed on any such certificates, and/or (ii) issue “stop transfer” instructions as it deems necessary or appropriate. Holders of Restricted Shares limited as to sale under this subsection 9(b) shall have rights as a stockholder with respect to such shares to receive dividends in cash or other property or other distribution or rights in respect of such shares, and to vote such shares as the record owner thereof; provided that Restricted Shares that constitute Performance Awards will have such dividend rights as set forth in Section 11. With respect to each grant of Restricted Shares, the Committee shall determine the vesting conditions and Transferability Restrictions which will apply to the Restricted Shares for all or part of the Restricted Period. By way of illustration but not by way of limitation, the Committee may provide (i) that the Participant will not be entitled to receive any shares of Common Stock unless he or she is still a service provider of the Corporation or its Affiliates at the end of the Restricted Period, (ii) that the

2021 Notice and Proxy Statement▲B-7

APPENDIX B
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Participant will become vested in Restricted Shares according to a schedule determined by the Committee, or under other terms and conditions, including Performance Goals, determined by the Committee, and (iii) how any Transferability Restrictions will be applied, modified or accelerated in the case of the Participant’s death or Total and Permanent Disability.
(c)
Manner of Holding and Delivering Restricted Shares. If the Corporation issues physical certificates for Restricted Shares, each such certificate shall be registered in the name of the Participant and deposited with the Corporation or its designee. These certificates shall remain in the possession of the Corporation or its designee until the end of the applicable Restricted Period or, if the Committee has provided for earlier termination of the Transferability Restrictions following a Participant’s death, Total and Permanent Disability or earlier vesting of the shares of Common Stock, such earlier termination of the Transferability Restrictions. At whichever time is applicable, certificates representing the number of shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the Transferability Restrictions; provided that in the case of a Participant who is not entitled to receive the full number of Shares evidenced by the certificates then being released from escrow because of the application of the Transferability Restrictions, those certificates shall be returned to the Corporation and canceled and a new certificate representing the shares of Common Stock, if any, to which the Participant is entitled pursuant to the Transferability Restrictions shall be issued and delivered to the Participant, free and clear of the Transferability Restrictions.

10. RESTRICTED SHARE UNITS
The Committee or its delegate shall from time to time designate those Participants who shall receive Awards of Restricted Share Units. The Committee shall advise such Participants of their Awards by a letter indicating the number of Restricted Share Units awarded and the following terms and conditions of the award.
(a)
Restricted Share Units may be granted to Participants as of the first day of a

Restricted Period. The number of Restricted Share Units to be granted to each Participant and the Restricted Period shall be determined by the Committee in its sole discretion.
(b)
Transferability Restrictions. During the Restricted Period, Restricted Share Units may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a Participant’s right, if any, to receive cash or Common Stock upon termination of the Restricted Period may not be assigned or transferred except by will or by the laws of descent and distribution. With respect to each grant of Restricted Share Units, the Committee shall determine the vesting conditions and Transferability Restrictions which will apply to the Restricted Share Units for all or part of the Restricted Period. By way of illustration but not by way of limitation, the Committee may provide (i) that the Participant will forfeit any Restricted Share Units unless he or she is still a service provider of the Corporation or its Affiliates at the end of the Restricted Period, (ii) that the Participant will forfeit any or all Restricted Share Units unless he or she has met the Performance Goals according to the schedule determined by the Committee, (iii) that the Participant will become vested in Restricted Share Units according to a schedule determined by the Committee, or under other terms and conditions, including Performance Goals, determined by the Committee, and (iv) how any Transferability Restrictions will be applied, modified or accelerated in the case of the Participant’s death or Total and Permanent Disability.

(c)
Unless otherwise determined by the Committee, (i) during the Restricted Period, Participants will be credited with dividend equivalents equal in value to those declared and paid on shares of Common Stock, on all Restricted Share Units granted to them, (ii) these dividends will be regarded as having been reinvested in Restricted Share Units on the date of the Common Stock dividend payments based on the then Fair Market Value of the Common Stock thereby increasing the number of Restricted Share Units held by a Participant, and (iii) such dividend equivalents will be paid only to the extent the underlying Awards vest. Holders of Restricted Share Units under this

B-8▲2021 Notice and Proxy Statement

APPENDIX B
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subsection 10(c) shall have none of the rights of a stockholder with respect to such shares. Holders of Restricted Share Units are not entitled to receive distribution of rights in respect of such shares, nor to vote such shares as the record owner thereof.
(d)
Payment of Restricted Share Units. The payment of Restricted Share Units shall be made in cash or shares of Common Stock, or a combination of both, as determined by the Committee at the time of grant. The payment of Restricted Share Units shall be made promptly following the end of the Restricted Period, but not later than March 15 of the year following the year in which the Restricted Period ends.

11. PERFORMANCE AWARDS
The Committee or its delegate may from time to time designate those Participants who shall receive Performance Awards. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Goals, Transferability Restrictions and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:
(a)
may be denominated or payable in cash, Common Stock (including, without limitation, Restricted Shares), other securities, or other Awards;

(b)
shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such Performance Goals during such performance periods as the Committee shall establish; and

(c)
as specified in the relevant Award Agreement, the Committee may provide that Performance Awards denominated in shares earn dividend equivalents. Unless otherwise determined by the Committee, dividend equivalents for Performance Awards will accrue and will not be paid unless and until the underlying Awards vest.

12. OTHER STOCK-BASED AWARDS
The Committee or its delegate may from time to time designate those Participants who shall receive such other Awards (“Other Stock-Based Awards”) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions, including Performance Goals and Transferability Restrictions, of such Awards. Common Stock or other securities delivered pursuant to a purchase right granted under this Section 12 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Stock, other securities, or other Awards, or any combination thereof, as the Committee shall determine, the value of which consideration, as established by the Committee shall not be less than the Fair Market Value of such Common Stock or other securities as of the date such purchase right is granted except with respect to substitute Awards made pursuant to Section 17 of the Plan.
13. VESTING
Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted pursuant to Section 17, (ii) shares of Common stock delivered in lieu of fully-vested cash Awards, and (iii) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 15 (subject to adjustment under Section 16); and, provided, further, that the foregoing restriction does not apply to accelerated exercisability or vesting of any Award in cases of death, disability, a Change in Control, or a Qualified Termination of Service.
14. CHANGE OF CONTROL, GOVERNMENT SERVICE, LEAVES OF ABSENCE AND OTHER TERMINATIONS
(a)
If, pending a Change of Control, the Committee determines the Common Stock

2021 Notice and Proxy Statement▲B-9

APPENDIX B
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will cease to exist without an adequate replacement security that preserves Participants’ economic rights and positions, or the Surviving Entity does not assume or otherwise equitably convert or substitute Awards in a manner approved by the Committee, then, by action of the Committee, the following shall occur with respect to such Awards:
(i)
All Options and SARs shall become exercisable immediately prior to the consummation of the Change of Control in such manner as is deemed fair and equitable by the Committee. For purposes of any Option or SAR subject to performance conditions, the Award will be deemed earned at the target performance level.

(ii)
The restrictions on all Restricted Shares shall lapse, and all Restricted Share Units, Performance Awards and Other Stock-Based Awards shall vest immediately prior to consummation of the Change of Control in such manner as is deemed fair and equitable by the Committee. For purposes of any Restricted Share, Restricted Share Unit, Performance Award or Other Stock-Based Award subject to performance conditions, the Award will be deemed earned at the target level.

(iii)
Notwithstanding the foregoing, any Award that is required to meet the requirements of Section 409A of the Code and the regulations thereunder shall be settled in a manner that complies with Section 409A of the Code and the regulations thereunder.

(b)
With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control, in the event of a Qualified Termination of Service, the following shall occur with respect to Awards:

(i)
All Options and SARs shall become exercisable upon the Qualified Termination of Service. For purposes of any Option or SAR subject to performance conditions, the Award will be deemed earned at the target performance level.

(ii)
The restrictions on all Restricted Shares shall lapse, and all Restricted

Share Units, Performance Awards and Other Stock-Based Awards shall vest upon the Qualified Termination of Service. For purposes of any Restricted Share, Restricted Share Unit, Performance Award or Other Stock-Based Award subject to performance conditions, the Award will be deemed earned at the target level.
(iii)
Notwithstanding the foregoing, any Award that is required to meet the requirements of Section 409A of the Code and the regulations thereunder shall be settled in a manner that complies with Section 409A of the Code and the regulations thereunder.

(c)
A termination of employment or service shall not be deemed to have occurred while a Participant is on military leave or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment or return to service with the Corporation or an Affiliate under an applicable statute or by contract; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. For purposes of this subparagraph, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Corporation or an Affiliate. If the period of leave exceeds six months and the Participant does not retain a right to reemployment or return to service under an applicable statute or by contract, the employment or service relationship is deemed to terminate on the first date immediately following such six-month period. Notwithstanding the foregoing sentence, where a leave of absence is due to any medically determinable physical or mental impairment that can be expected to result in death or can be

B-10▲2021 Notice and Proxy Statement

APPENDIX B
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expected to last for a continuous period of not less than six months, where such impairment causes the Participant to be unable to perform the duties of his or her position of employment or service or any substantially similar position of employment or service, a 29-month period of absence is substituted for such six-month period in determining whether a termination of employment or service shall be deemed to have occurred. A termination of employment or service with the Corporation or an Affiliate to accept immediate reemployment or return to service with the Corporation or an Affiliate likewise shall not be deemed to be a termination of employment or service for purposes of the Plan. Notwithstanding anything in the Plan to the contrary, a termination of employment or service with respect to any Awards that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall not be deemed to be a termination of employment or service for purposes of the Plan if it is anticipated that the level of bona fide services the Participant would perform after such date would continue at a rate equal to more than 20 percent (20%) of the average level of bona fide services performed over the immediately preceding 36-month period (or the full period of services to the Corporation or an Affiliate if the Participant has been providing such services less than 36 months).
(d)
If any amounts payable under the Plan would constitute a parachute payment under Section 280G(b)(2) of the Code then such amounts shall be reduced to the extent necessary to provide the Participant with the greatest aggregate net after tax receipt as determined by the Committee or by applying the procedures, if any, set forth in Committee Rules.

15. SHARES SUBJECT TO THE PLAN
(a)
The number of shares of Common Stock available with respect to all Awards that may be issued under the Plan shall not exceed 1,000,000 in the aggregate, plus a number of Shares (not to exceed 2,489,976) underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised or are cancelled, forfeited or lapse for any reason, in each case subject to the adjustment provision set forth in Section 16 hereof. The maximum number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 1,000,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.
(b)
Shares covered by an Award shall be subtracted from the Plan share reserve as of the grant date, but shall be added back to the Plan share reserve in accordance with this subsection 15(b).

(i)
To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(ii)
Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(iii)
The full number of shares subject to an Option shall count against the number of shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering shares to the Corporation (by either actual delivery or attestation).

(iv)
The full number of shares subject to a SAR that is settled in shares shall count against the number of shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of shares actually delivered upon exercise).

(v)
Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of

2021 Notice and Proxy Statement▲B-11

APPENDIX B
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shares remaining available for issuance pursuant to Awards granted under the Plan, and shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.
(vi)
Shares repurchased by the Corporation on the open market with the proceeds of an Option exercise shall not be added to the Plan share reserve.

(vii)
Substitute Awards granted pursuant to Section 17 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under subsection 15(a).

(viii)
Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Corporation (as appropriately adjusted to shares of Corporation Common Stock to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Corporation or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in subsection 15(a).

(c)
The shares of Common Stock subject to the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares, as the Board may from time to time determine.

16. CHANGES IN CAPITALIZATION
a.
In the event there are any changes in the Common Stock or the capitalization of the Corporation through a corporate transaction, such as any merger, any acquisition through the issuance of capital stock of the Corporation, any consolidation, combination, or exchange of shares, any separation of the Corporation (including a spin-off, split-up or other distribution of stock of the Corporation), any reorganization of the Corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by the Corporation, recapitalization, stock dividend, stock split, extraordinary cash dividend or other change in the corporate structure, appropriate adjustments and changes shall be made by the Committee, to the extent necessary to preserve the benefit to the Participant contemplated hereby, to reflect such changes in (a) the maximum number of shares subject to the Plan, (b) the number of shares and the Option Price per share of all shares of Common Stock subject to outstanding Options, (c) the number of shares and the Grant Price per share of all shares of Common Stock subject to outstanding SARs, (d) the maximum number of shares of Common Stock covered by Awards which may be granted by the special committee within any calendar year period, (e) the number of Restricted Shares, Restricted Share Units, Performance Awards and Other Stock-Based Awards awarded to Participants, and (f) such other provisions of the Plan and individual Awards as may be necessary and equitable to carry out the foregoing purposes. For avoidance of doubt, with respect to any “equity restructuring” event that could result in an additional compensation expense pursuant to the provisions of FASB ASC Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of shares covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such event, and will adjust the number and type of shares (or other securities or property) with respect to which Awards may be granted under the Plan after such event.
a.
Upon the occurrence or in anticipation of any corporate event or transaction involving the Corporation (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in subsection 16(b)), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than shares of Common Stock, (ii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iii) that outstanding Awards

B-12▲2021 Notice and Proxy Statement

APPENDIX B
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may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Common Stock, as of a specified date associated with the transaction (or the per-share transaction price), over the Option Price or Grant Price of the Award, (iv) that performance targets and performance periods for Performance Awards will be modified, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
17. SUBSTITUTE AWARDS
The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Corporation or an Affiliate as a result a merger or consolidation of the former employing entity with the Corporation or an Affiliate or the acquisition by the Corporation or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
18. EFFECT ON OTHER PLANS
All payments and benefits under the Plan shall constitute special compensation and shall not affect the level of benefits provided to or received by any Participant (or the Participant’s estate or beneficiaries) as part of any employee benefit plan of the Corporation or an Affiliate. The Plan shall not be construed to affect in any way a Participant’s rights and obligations under any other plan maintained by the Corporation or an Affiliate on behalf of employees.
19. TERM OF THE PLAN
Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of shares of Common Stock subject to the Plan, the tenth anniversary of the date of such approval. No Award may be granted or awarded after the termination date of the Plan, but Awards theretofore granted or awarded shall continue in force beyond that date pursuant to their terms.
20. GENERAL PROVISIONS
(a)
No Right of Continued Service. Neither the establishment of the Plan nor the payment of any benefits hereunder nor any action of the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates, or the Committee shall be held or construed to confer upon any person any legal right to be continued in the employ of the Corporation or its Affiliates, and the Corporation and its Affiliates expressly reserve the right to discharge any Participant without liability to the Corporation, its Affiliates, the Board of Directors of the Corporation or its Affiliates or the Committee, except as to any rights which may be expressly conferred upon a Participant under the Plan.

(b)
Binding Effect. Any decision made or action taken by the Corporation, the Board or by the Committee arising out of or in connection with the construction, administration, interpretation and effect of the Plan shall be conclusive and binding upon all persons. Notwithstanding anything in Section 3 to the contrary, the Committee may determine in its sole discretion whether a termination of employment or service for purposes of the Plan is caused by disability, retirement or for other reasons.

(c)
Modification of Awards. Subject to Section 13, The Committee may in its sole and absolute discretion, by written notice to a Participant, (i) accelerate the exercisability or vesting of any Options or SARs granted under the Plan; (ii) accelerate the Restricted Period with respect to the Restricted Shares, Restricted Share Units, Performance Awards and Other Stock-Based Awards granted under the Plan, (iii) subject any Performance-Based Award or any other Award subject to Performance Goals to any policy adopted by the Corporation relating to the recovery of such Award to the extent it is determined that the Performance Goals were not actually achieved and/or (iv) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be

2021 Notice and Proxy Statement▲B-13

APPENDIX B
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settled, exercised, canceled, forfeited, or suspended. Provided however, that any Restricted Share Units, Performance Awards and Other Stock-Based Awards that are required to meet the requirements of Section 409A of the Code and the regulations thereunder shall be settled in a manner that complies with Section 409A of the Code and the regulations thereunder. Except as provided in this subsection and in subsection 20(d) no amendment, suspension, or termination of the Plan or any Awards under the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant.
(d)
Nonresident Aliens. In the case of any Award granted to a Participant who is not a resident of the United States or who is employed by an Affiliate other than an Affiliate that is incorporated, or whose place of business is, in a State of the United States, the Committee may (i) waive or alter the terms and conditions of any Awards to the extent that such action is necessary to conform such Award to applicable foreign law, (ii) determine which Participants, countries and Affiliates are eligible to participate in the Plan, (iii) modify the terms and conditions of any Awards granted to Participants who are employed outside the United States, (iv) establish subplans, each of which shall be attached as an appendix hereto, modify Option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (v) take any action, either before or after the Award is made, which is deemed advisable to obtain approval of such Award by an appropriate governmental entity; provided, however, that no action may be taken hereunder if such action would (i) materially increase any benefits accruing to any Participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, (iii) modify the requirements for eligibility to participate in the Plan, or (iv) result in a failure to comply with applicable provisions of the Securities Act of 1933, the Exchange Act or the Code.

(e)
No Segregation of Cash or Stock. The Restricted Share Unit accounts established for Participants are merely a bookkeeping convenience and neither the Corporation nor its Affiliates shall be required to segregate any cash or stock which may at any time be represented by Awards. Nor shall anything provided herein be construed as providing for such segregation. Neither the Corporation, its Affiliates, the Board nor the Committee shall, by any provisions of the Plan, be deemed to be a trustee of any property, and the liability of the Corporation or its Affiliates to any Participant pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by the Plan, and no such obligation of the Corporation or its Affiliates shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation or its Affiliates.
(f)
Non-transferability. During the Participant’s lifetime, Options and SARs shall be exercisable only by such Participant. Awards shall not be transferable other than by will or the laws of descent and distribution upon the Participant’s death. Notwithstanding anything in this subsection 20(f) to the contrary, the Committee may grant to designated Participants the right to transfer Awards, to the extent allowed under Rule 16b-3 of the Exchange Act, subject to the terms and conditions of the Committee Rules.

Except as otherwise provided in the Plan, no benefit payable under or interest in the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit or interest shall be in any manner liable for or subject to debts, contracts, liabilities, engagements, or torts of any Participant or beneficiary.
(g)
Delaware Law to Govern. All questions pertaining to the construction, interpretation, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

(h)
Purchase of Common Stock. The Corporation and its Affiliates may purchase from time to time shares of Common Stock in such amounts as they may determine for purposes of the Plan. The Corporation and its Affiliates shall

B-14▲2021 Notice and Proxy Statement

APPENDIX B
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have no obligation to retain, and shall have the unlimited right to sell or otherwise deal with for their own account, any shares of Common Stock purchased pursuant to this paragraph.
(i)
Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of Options shall be used for general corporate purposes.

(j)
Withholding. The Committee shall require the withholding of all taxes as required by law. In the case of exercise of an Option or payments of Awards whether in cash or in shares of Common Stock or other securities, withholding shall be as required by law and the procedures, if any, set forth in the Committee Rules.

(k)
Amendments. The Committee may at any time amend, suspend, or discontinue the Plan or alter or amend any or all Awards and Award Agreements under the Plan to the extent (1) permitted by law, (2) permitted by the rules of any stock exchange on which the Common Stock or any other security of the Corporation is listed, and (3) permitted under applicable provisions of the Securities Act of 1933, as amended, the Exchange Act (including Rule 16b-3 thereof); provided, however, that if any of the foregoing requires the approval by stockholders of any such amendment, suspension or discontinuance, then the Committee may take such action subject to the approval of the stockholders. Except as provided in subsections 21(c) and 21(d) no such amendment, suspension, or termination of the Plan shall, without the consent of the Participant, adversely alter or change any of the rights or obligations under any Awards or other rights previously granted the Participant.

(l)
Section 409A of the Code.

a.
General. To the extent that any Award is subject to Section 409A of the Code, such Award and the Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. Such Award shall be paid in a manner that will comply with Section 409A of the Code, including the final treasury regulations or any other official guidance issued by the

Secretary of the Treasury or the Internal Revenue Service with respect thereto. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Corporation, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.
a.
Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, if any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable under this Plan or any Award Agreement by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes): (a) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and (b) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and

2021 Notice and Proxy Statement▲B-15

APPENDIX B
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the final regulations thereunder, provided, however, that, as permitted in such final regulations, the Corporation’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Corporation, including this Plan.
(iii)
Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments,

such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).
(m)
Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant.

B-16▲2021 Notice and Proxy Statement

# AVANOS

AVANOS MEDICAL, INC.
5405 WINDWARD PARKWAY
ALPHARETTA, GA 30004

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 28, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/AVNS2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 28, 2021. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your below proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order for your mailed proxy to be voted at the meeting, it must be received by the company at the address set forth in the proxy statement by close of business on April 28, 2021.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D33447-P49028 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**AVANOS MEDICAL, INC.**

**The Board of Directors recommends a vote FOR the nominees in Proposal 1 and FOR Proposals 2 and 3.**

1. Election of Directors (Serving until the Annual Meeting in 2022).

| Nominees: | For | Withhold |
|---|---|---|
| 1a. Gary D. Blackford | ☐ | ☐ |
| 1b. Patrick O'Leary | ☐ | ☐ |

| | For | Against | Abstain |
|---|---|---|---|
| 2. Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's 2021 financial statements. | ☐ | ☐ | ☐ |
| 3. Advisory vote to approve named executive officer compensation. | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote 1 YEAR on the following proposal:**

| | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| 4. Advisory vote to approve the frequency of stockholder votes on our named executive officers' compensation. | ☐ | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR Proposal 5:**

| | For | Against | Abstain |
|---|---|---|---|
| 5. Approval of our 2021 Long Term Incentive Plan. | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

## 2021 Virtual Annual Meeting

**2021 Virtual Annual Meeting of**
**Avanos Medical, Inc. Stockholders**

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Combined Proxy Statement/Annual Report is available at www.proxyvote.com

D33448-P49028

AVANOS

## Proxy — Avanos Medical, Inc.

**Notice of 2021 Annual Meeting of Stockholders**

**Proxy Solicited by Board of Directors for Annual Meeting – April 29, 2021**

**Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on April 29, 2021.**
**The Avanos Medical, Inc. Combined Proxy Statement/Annual Report and this proxy card are available at www.proxyvote.com.**

Joe Woody, Michael Greiner, and Ross Mansbach, or any of them, with full power of substitution to each, hereby are appointed proxies and are authorized to vote, as specified on the reverse side of this card, all shares of common stock that the undersigned is entitled to vote at the Annual Stockholders Meeting of Avanos Medical, Inc., to be held virtually, on April 29, 2021 at 9:00 a.m. Eastern Time and at any postponement or adjournment thereof. The undersigned hereby revokes any other proxy previously executed by the undersigned for the Annual Stockholders Meeting and acknowledges receipt of the notice of the Annual Stockholders Meeting and the proxy statement. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or at any postponement or adjournment thereof.

**IF YOU RETURN THIS PROXY AND NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR 1 YEAR IN PROPOSAL 4, AND FOR PROPOSAL 5.** IF YOU PREFER TO VOTE SEPARATELY ON INDIVIDUAL PROPOSALS YOU MAY DO SO BY MARKING THE APPROPRIATE BOXES AND SIGNING AND DATING ON THE REVERSE SIDE. This proxy, when properly executed, will be voted as you direct on the reverse side.

Please date, sign and return this proxy/voting instruction card promptly.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, PLEASE RETURN THIS CARD IN THE SELF-ADDRESSED ENVELOPE PROVIDED.

(Items to be voted appear on reverse side.)

# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 29, 2021.

**AVANOS MEDICAL, INC.**

AVANOS

AVANOS MEDICAL, INC.
5405 WINDWARD PARKWAY
ALPHARETTA, GA 30004

D33450-P49028

**Meeting Information**

**Meeting Type:** Annual Meeting
**For holders as of:** March 5, 2021
**Date:** April 29, 2021 **Time:** 9:00 a.m. Eastern Time
**Location:** Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AVNS2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AVNS2021 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

## — Before You Vote —

How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

COMBINED PROXY STATEMENT/ANNUAL REPORT

**How to View Online:**

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 15, 2021 to facilitate timely delivery.

## — How To Vote —

Please Choose One of the Following Voting Methods

**Vote By Internet:**

*Before The Meeting:*

Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

*During The Meeting:*

Go to *www.virtualshareholdermeeting.com/AVNS2021.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

**Vote By Mail:** You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D33451-P49028

**Voting Items**

**The Board of Directors recommends a vote FOR the nominees in Proposal 1 and FOR Proposals 2 and 3.**

1. Election of Directors (Serving until the Annual Meeting in 2022).

   **Nominees:**

   1a. Gary D. Blackford

   1b. Patrick O'Leary

2. Ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's 2021 financial statements.

3. Advisory vote to approve named executive officer compensation.

**The Board of Directors recommends you vote 1 YEAR on the following proposal:**

**The Board of Directors recommends you vote FOR Proposal 5:**

5. Approval of our 2021 Long Term Incentive Plan.

D33452-P49028